UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-07319

Fidelity Covington Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Margaret Carey, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2023

Item 1.

Reports to Stockholders

Fidelity® Dividend ETF for Rising Rates
Fidelity® High Dividend ETF
Fidelity® Low Volatility Factor ETF
Fidelity® Momentum Factor ETF
Fidelity® Quality Factor ETF
Fidelity® Small-Mid Multifactor ETF
Fidelity® Stocks for Inflation ETF
Fidelity® U.S. Multifactor ETF
Fidelity® Value Factor ETF

Annual Report
July 31, 2023

Contents

Fidelity® Dividend ETF for Rising Rates
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® High Dividend ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Low Volatility Factor ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Momentum Factor ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Quality Factor ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Small-Mid Multifactor ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Stocks for Inflation ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® U.S. Multifactor ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Value Factor ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Dividend ETF for Rising Rates
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Life of Fund
Fidelity® Dividend ETF for Rising Rates - NAV A	8.17%	9.73%	11.25%
Fidelity® Dividend ETF for Rising Rates - Market Price B	7.87%	9.67%	11.29%
Fidelity Dividend Index for Rising Rates℠ A	8.47%	10.07%	11.62%
Russell 1000® Index A	12.95%	11.92%	13.38%

A   From September 12, 2016

B  From September 15, 2016, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend ETF for Rising Rates - NAV, on September 12, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Dividend Index for Rising Rates℠ and Russell 1000® Index performed over the same period.

Fidelity® Dividend ETF for Rising Rates
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.

Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2023, the exchange-traded fund's (ETF) net asset value gained 8.17%, and its market priced returned 7.87% versus the 8.47% advance for the Fidelity Dividend Index for Rising Rates NR and the 12.95% return for the Russell 1000 Index. By sector, information technology gained 21% and contributed most. Financials stocks also helped (+8%). Consumer discretionary rose approximately 8%, boosted by the consumer discretionary distribution & retail industry (+22%). Conversely, communication services returned approximately -7% and detracted most. Real estate (-11%), hampered by the equity real estate investment trusts (REITS) industry (-11%), and utilities (-4%) also hurt.
Turning to individual stocks, the top contributor was Apple (+22%), from the technology hardware & equipment group. Microsoft (+21%), from the software & services industry, also boosted the fund. Another notable contributor was Broadcom (+74%), a stock in the semiconductors & semiconductor equipment industry. In contrast, the biggest individual detractor was Pfizer (-26%), from the pharmaceuticals, biotechnology & life sciences group. Another notable detractor was Lumen Technologies (-78%), a stock in the telecommunication services category, and Vf (-38%), a stock in the consumer durables & apparel category, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Dividend ETF for Rising Rates
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	8.7
Microsoft Corp.	7.5
Broadcom, Inc.	2.4
UnitedHealth Group, Inc.	2.2
Johnson & Johnson	2.1
Visa, Inc. Class A	2.0
JPMorgan Chase & Co.	2.0
Cisco Systems, Inc.	1.6
Merck & Co., Inc.	1.6
AbbVie, Inc.	1.6
31.7

Market Sectors (% of Fund's net assets)

Information Technology	27.9
Financials	14.1
Health Care	13.4
Consumer Discretionary	9.4
Industrials	8.8
Consumer Staples	6.8
Communication Services	6.2
Energy	4.6
Materials	2.8
Real Estate	2.8
Utilities	2.6

Asset Allocation (% of Fund's net assets)

Futures - 0.5%

Fidelity® Dividend ETF for Rising Rates
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.4%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.2%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	199,741	2,900,239
Verizon Communications, Inc.	107,100	3,649,968
		6,550,207
Entertainment - 0.9%
Electronic Arts, Inc.	21,370	2,913,800
Warner Music Group Corp. Class A	56,635	1,786,834
		4,700,634
Media - 4.1%
Cable One, Inc. (a)	2,494	1,805,506
Comcast Corp. Class A	109,533	4,957,464
Fox Corp. Class A	64,827	2,168,463
Interpublic Group of Companies, Inc.	58,463	2,001,188
News Corp. Class A	102,815	2,037,793
Nexstar Broadcasting Group, Inc. Class A	10,201	1,904,731
Omnicom Group, Inc.	25,237	2,135,555
Paramount Global Class B (a)	88,648	1,421,027
TEGNA, Inc.	104,208	1,761,115
The New York Times Co. Class A	58,346	2,378,183
		22,571,025
TOTAL COMMUNICATION SERVICES		33,821,866
CONSUMER DISCRETIONARY - 9.4%
Automobiles - 0.8%
Ford Motor Co.	332,630	4,394,042
Broadline Retail - 0.6%
Kohl's Corp. (a)	118,542	3,372,520
Hotels, Restaurants & Leisure - 2.3%
McDonald's Corp.	25,233	7,398,316
Starbucks Corp.	52,317	5,313,838
		12,712,154
Household Durables - 1.3%
Newell Brands, Inc.	247,075	2,757,357
Vistry Group PLC	408,886	4,153,506
		6,910,863
Specialty Retail - 3.4%
Best Buy Co., Inc.	46,342	3,848,703
Lowe's Companies, Inc.	26,538	6,217,057
The Home Depot, Inc.	25,832	8,623,755
		18,689,515
Textiles, Apparel & Luxury Goods - 1.0%
NIKE, Inc. Class B	48,226	5,323,668
TOTAL CONSUMER DISCRETIONARY		51,402,762
CONSUMER STAPLES - 6.8%
Beverages - 2.4%
PepsiCo, Inc.	36,550	6,851,663
The Coca-Cola Co.	103,157	6,388,513
		13,240,176
Consumer Staples Distribution & Retail - 0.7%
Target Corp.	28,351	3,869,061
Food Products - 0.5%
Tyson Foods, Inc. Class A	49,829	2,776,472
Household Products - 1.5%
Procter & Gamble Co.	53,654	8,386,120
Tobacco - 1.7%
Altria Group, Inc.	88,257	4,008,633
Philip Morris International, Inc.	50,207	5,006,642
		9,015,275
TOTAL CONSUMER STAPLES		37,287,104
ENERGY - 4.6%
Oil, Gas & Consumable Fuels - 4.6%
Chevron Corp.	33,159	5,426,802
ConocoPhillips Co.	30,298	3,566,681
Coterra Energy, Inc.	69,929	1,925,845
Devon Energy Corp.	32,974	1,780,596
EOG Resources, Inc.	19,806	2,624,889
Exxon Mobil Corp.	69,893	7,495,325
Pioneer Natural Resources Co.	9,918	2,238,195
		25,058,333
FINANCIALS - 14.1%
Banks - 8.2%
Bank of America Corp.	208,781	6,680,992
Citigroup, Inc.	104,601	4,985,284
ING Groep NV (Certificaten Van Aandelen)	292,545	4,283,404
Intesa Sanpaolo SpA	1,513,843	4,388,031
JPMorgan Chase & Co.	69,701	11,009,970
KBC Group NV	53,831	4,059,634
Truist Financial Corp.	99,020	3,289,444
Wells Fargo & Co.	138,649	6,400,038
		45,096,797
Capital Markets - 1.0%
Blackstone, Inc.	50,344	5,275,548
Financial Services - 2.8%
The Western Union Co.	384,942	4,688,594
Visa, Inc. Class A	46,347	11,018,072
		15,706,666
Insurance - 1.5%
American Financial Group, Inc.	31,148	3,787,908
Old Republic International Corp.	158,006	4,356,225
		8,144,133
Mortgage Real Estate Investment Trusts - 0.6%
Annaly Capital Management, Inc.	175,121	3,518,181
TOTAL FINANCIALS		77,741,325
HEALTH CARE - 13.4%
Biotechnology - 2.9%
AbbVie, Inc.	60,390	9,033,136
Amgen, Inc.	28,517	6,677,256
		15,710,392
Health Care Equipment & Supplies - 1.2%
Medtronic PLC	77,881	6,834,837
Health Care Providers & Services - 2.2%
UnitedHealth Group, Inc.	23,960	12,132,625
Pharmaceuticals - 7.1%
Bristol-Myers Squibb Co.	100,987	6,280,382
GSK PLC	297,078	5,292,431
Johnson & Johnson	67,544	11,315,646
Merck & Co., Inc.	85,362	9,103,857
Pfizer, Inc.	195,002	7,031,772
		39,024,088
TOTAL HEALTH CARE		73,701,942
INDUSTRIALS - 8.8%
Aerospace & Defense - 0.9%
Raytheon Technologies Corp.	57,467	5,053,073
Air Freight & Logistics - 1.0%
United Parcel Service, Inc. Class B	28,919	5,411,612
Ground Transportation - 1.1%
Union Pacific Corp.	25,380	5,888,668
Industrial Conglomerates - 2.3%
3M Co.	37,611	4,193,627
Honeywell International, Inc.	26,664	5,176,282
Jardine Matheson Holdings Ltd.	67,028	3,309,843
		12,679,752
Machinery - 1.0%
Caterpillar, Inc.	21,908	5,809,344
Marine Transportation - 1.9%
A.P. Moller - Maersk A/S Series B	1,525	3,143,946
Mitsui OSK Lines Ltd.	142,100	3,675,517
Nippon Yusen KK	146,700	3,560,118
		10,379,581
Professional Services - 0.6%
Randstad NV	54,317	3,190,790
TOTAL INDUSTRIALS		48,412,820
INFORMATION TECHNOLOGY - 27.9%
Communications Equipment - 1.6%
Cisco Systems, Inc.	167,417	8,712,381
Electronic Equipment, Instruments & Components - 1.0%
Corning, Inc.	161,126	5,468,616
IT Services - 1.4%
IBM Corp.	52,542	7,575,506
Semiconductors & Semiconductor Equipment - 6.6%
Broadcom, Inc.	14,606	13,125,682
Intel Corp.	237,940	8,511,114
Qualcomm, Inc.	55,688	7,360,283
Texas Instruments, Inc.	42,099	7,577,820
		36,574,899
Software - 7.5%
Microsoft Corp.	123,383	41,446,817
Technology Hardware, Storage & Peripherals - 9.8%
Apple, Inc.	242,303	47,600,427
HP, Inc.	189,741	6,229,197
		53,829,624
TOTAL INFORMATION TECHNOLOGY		153,607,843
MATERIALS - 2.8%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	6,976	2,129,982
Dow, Inc.	29,013	1,638,364
Linde PLC	10,301	4,024,292
LyondellBasell Industries NV Class A	15,519	1,534,208
The Mosaic Co.	27,462	1,119,351
		10,446,197
Containers & Packaging - 0.7%
Amcor PLC	115,413	1,184,137
International Paper Co.	32,780	1,182,047
Packaging Corp. of America	9,256	1,419,408
		3,785,592
Metals & Mining - 0.2%
Newmont Corp. (a)	33,021	1,417,261
TOTAL MATERIALS		15,649,050
REAL ESTATE - 2.8%
Equity Real Estate Investment Trusts (REITs) - 2.8%
American Tower Corp.	11,137	2,119,482
Crown Castle International Corp.	13,005	1,408,311
Healthcare Trust of America, Inc.	54,111	1,056,788
Medical Properties Trust, Inc. (a)	91,390	922,125
Omega Healthcare Investors, Inc.	38,985	1,243,622
Prologis (REIT), Inc.	20,696	2,581,826
Public Storage	5,622	1,583,999
Realty Income Corp.	24,453	1,490,899
Simon Property Group, Inc.	12,647	1,575,816
Weyerhaeuser Co.	40,180	1,368,531
		15,351,399
UTILITIES - 2.6%
Electric Utilities - 2.2%
American Electric Power Co., Inc.	19,028	1,612,433
Duke Energy Corp.	21,682	2,029,869
Edison International	21,690	1,560,812
NextEra Energy, Inc.	42,325	3,102,423
NRG Energy, Inc.	35,486	1,348,113
Southern Co.	31,460	2,275,816
		11,929,466
Independent Power and Renewable Electricity Producers - 0.1%
Clearway Energy, Inc. Class C	34,377	907,897
Multi-Utilities - 0.3%
Dominion Energy, Inc.	29,699	1,590,381
TOTAL UTILITIES		14,427,744
TOTAL COMMON STOCKS (Cost $502,490,537)		546,462,188

Money Market Funds - 1.5%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (b)	2,061,721	2,062,133
Fidelity Securities Lending Cash Central Fund 5.32% (b)(c)	6,086,966	6,087,575
TOTAL MONEY MARKET FUNDS (Cost $8,149,708)		8,149,708

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $510,640,245)	554,611,896
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(5,076,195)
NET ASSETS - 100.0%	549,535,701

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	12	Sep 2023	2,768,700	153,385	153,385

The notional amount of futures purchased as a percentage of Net Assets is 0.5%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	1,664,238	37,620,438	37,222,543	49,256	-	-	2,062,133	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	16,551,925	117,404,415	127,868,765	184,646	-	-	6,087,575	0.0%
Total	18,216,163	155,024,853	165,091,308	233,902	-	-	8,149,708

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	33,821,866	33,821,866	-	-
Consumer Discretionary	51,402,762	51,402,762	-	-
Consumer Staples	37,287,104	37,287,104	-	-
Energy	25,058,333	25,058,333	-	-
Financials	77,741,325	77,741,325	-	-
Health Care	73,701,942	73,701,942	-	-
Industrials	48,412,820	48,412,820	-	-
Information Technology	153,607,843	153,607,843	-	-
Materials	15,649,050	15,649,050	-	-
Real Estate	15,351,399	15,351,399	-	-
Utilities	14,427,744	14,427,744	-	-

Money Market Funds	8,149,708	8,149,708	-	-
Total Investments in Securities:	554,611,896	554,611,896	-	-
Derivative Instruments:

Assets
Futures Contracts	153,385	153,385	-	-
Total Assets	153,385	153,385	-	-
Total Derivative Instruments:	153,385	153,385	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	153,385	0
Total Equity Risk	153,385	0
Total Value of Derivatives	153,385	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Dividend ETF for Rising Rates
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $5,983,178) - See accompanying schedule:
Unaffiliated issuers (cost $502,490,537)	$546,462,188
Fidelity Central Funds (cost $8,149,708)	8,149,708

Total Investment in Securities (cost $510,640,245)		$554,611,896
Segregated cash with brokers for derivative instruments		134,400
Foreign currency held at value (cost $182,326)		183,933
Dividends receivable		811,244
Distributions receivable from Fidelity Central Funds		7,729
Receivable for daily variation margin on futures contracts		4,800
Total assets		555,754,002
Liabilities
Accrued management fee	$130,726
Collateral on securities loaned	6,087,575
Total Liabilities		6,218,301
Net Assets		$549,535,701
Net Assets consist of:
Paid in capital		$565,839,189
Total accumulated earnings (loss)		(16,303,488)
Net Assets		$549,535,701
Net Asset Value, offering price and redemption price per share ($549,535,701 ÷ 12,750,000 shares)		$43.10

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$18,446,725
Income from Fidelity Central Funds (including $184,646 from security lending)		233,902
Total Income		18,680,627
Expenses
Management fee	$1,625,282
Independent trustees' fees and expenses	2,921
Interest	1,254
Total expenses before reductions	1,629,457
Expense reductions	(183)
Total expenses after reductions		1,629,274
Net Investment income (loss)		17,051,353
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(21,299,689)
Redemptions in-kind	41,388,416
Foreign currency transactions	(98,236)
Futures contracts	(157,915)
Total net realized gain (loss)		19,832,576
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,247,029
Assets and liabilities in foreign currencies	57,752
Futures contracts	77,600
Total change in net unrealized appreciation (depreciation)		2,382,381
Net gain (loss)		22,214,957
Net increase (decrease) in net assets resulting from operations		$39,266,310
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,051,353	$14,434,863
Net realized gain (loss)	19,832,576	16,773,810
Change in net unrealized appreciation (depreciation)	2,382,381	(47,740,920)
Net increase (decrease) in net assets resulting from operations	39,266,310	(16,532,247)
Distributions to shareholders	(16,860,450)	(14,425,400)

Share transactions
Proceeds from sales of shares	115,557,120	291,688,328
Cost of shares redeemed	(200,570,072)	(138,676,589)

Net increase (decrease) in net assets resulting from share transactions	(85,012,952)	153,011,739
Total increase (decrease) in net assets	(62,607,092)	122,054,092

Net Assets
Beginning of period	612,142,793	490,088,701
End of period	$549,535,701	$612,142,793

Other Information
Shares
Sold	2,750,000	6,600,000
Redeemed	(4,900,000)	(3,200,000)
Net increase (decrease)	(2,150,000)	3,400,000

Fidelity® Dividend ETF for Rising Rates

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$41.08	$42.62	$31.72	$32.31	$31.54
Income from Investment Operations
Net investment income (loss) A,B	1.22	1.08	.93	1.01	1.07
Net realized and unrealized gain (loss)	2.02	(1.54)	10.85	(.56)	.79
Total from investment operations	3.24	(.46)	11.78	.45	1.86
Distributions from net investment income	(1.22)	(1.08)	(.88)	(1.04)	(1.09)
Total distributions	(1.22)	(1.08)	(.88)	(1.04)	(1.09)
Net asset value, end of period	$43.10	$41.08	$42.62	$31.72	$32.31
Total Return C,D	8.17%	(1.06)%	37.57%	1.86%	6.09%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.29%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.29%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.29%	.29%	.29%	.29%	.29%
Net investment income (loss)	3.04%	2.54%	2.44%	3.15%	3.42%
Supplemental Data
Net assets, end of period (000 omitted)	$549,536	$612,143	$490,089	$282,317	$360,229
Portfolio turnover rate G,H	29%	28%	32%	35%	35%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CBased on net asset value.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GPortfolio turnover rate excludes securities received or delivered in-kind.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® High Dividend ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Life of Fund
Fidelity® High Dividend ETF - NAV A	12.22%	10.66%	11.49%
Fidelity® High Dividend ETF - Market Price B	12.09%	10.62%	11.60%
Fidelity High Dividend Index℠ A	12.55%	10.98%	11.83%
Russell 1000® Index A	12.95%	11.92%	13.38%

A   From September 12, 2016

B  From September 15, 2016, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® High Dividend ETF - NAV, on September 12, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity High Dividend Index℠ and Russell 1000® Index performed over the same period.

Fidelity® High Dividend ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.

Comments from Portfolio Manager Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2023, the exchange-traded fund's (ETF) net asset value returned 12.22%, and its market price returned 12.09%, versus the 12.55% advance for the Fidelity High Dividend Index NR and the 12.95% return for the Russell 1000 Index. By sector, information technology gained 34% and contributed most. Financials stocks also helped (+13%). Energy rose 15%, materials gained about 12%, and industrials advanced 11%. Other Notable contributors included the consumer discretionary (+14%), consumer staples (+13%) and health care (+2%) sectors. Conversely, real estate returned -7% and detracted most. Utilities (-3%) and communication services (-6%) also hurt. Turning to individual stocks, the top contributor was Nvidia (+159%), from the semiconductors & semiconductor equipment industry. Also in semiconductors & semiconductor equipment, Broadcom (+74%) helped. Apple (+22%), from the technology hardware & equipment category, also boosted the fund. In contrast, the biggest individual detractor was Crown Castle (-37%), from the equity real estate investment trusts (REITS) industry. Also in equity real estate investment trusts (REITS), American Tower (-27%) and Medical Properties Trust (-35%) hurt. Pfizer (-26%), a stock in the pharmaceuticals, biotechnology & life sciences industry, also hindered the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® High Dividend ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	6.4
Microsoft Corp.	5.6
NVIDIA Corp.	3.6
JPMorgan Chase & Co.	2.6
Procter & Gamble Co.	2.5
Exxon Mobil Corp.	2.2
PepsiCo, Inc.	2.2
The Coca-Cola Co.	2.0
Chevron Corp.	1.9
Philip Morris International, Inc.	1.7
30.7

Market Sectors (% of Fund's net assets)

Information Technology	23.0
Financials	19.1
Industrials	14.5
Consumer Staples	12.2
Energy	11.0
Real Estate	8.6
Health Care	6.7
Consumer Discretionary	3.6
Communication Services	0.9

Asset Allocation (% of Fund's net assets)

Futures - 0.4%

Fidelity® High Dividend ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.	92,780	1,347,166
Verizon Communications, Inc.	49,690	1,693,435
		3,040,601
Entertainment - 0.1%
Electronic Arts, Inc.	9,905	1,350,547
Warner Music Group Corp. Class A	26,289	829,418
		2,179,965
Media - 0.6%
Cable One, Inc. (a)	1,139	824,568
Comcast Corp. Class A	50,417	2,281,873
Fox Corp. Class A	30,048	1,005,106
Interpublic Group of Companies, Inc.	27,140	929,002
News Corp. Class A	47,771	946,821
Nexstar Broadcasting Group, Inc. Class A	4,702	877,957
Omnicom Group, Inc.	11,652	985,992
Paramount Global Class B (a)	41,144	659,538
TEGNA, Inc.	48,377	817,571
The New York Times Co. Class A	27,075	1,103,577
		10,432,005
TOTAL COMMUNICATION SERVICES		15,652,571
CONSUMER DISCRETIONARY - 3.6%
Automobiles - 0.3%
Ford Motor Co.	403,460	5,329,707
Broadline Retail - 0.3%
Kohl's Corp. (a)	144,015	4,097,227
Hotels, Restaurants & Leisure - 0.9%
McDonald's Corp.	30,636	8,982,475
Starbucks Corp.	63,539	6,453,656
		15,436,131
Household Durables - 0.4%
Newell Brands, Inc.	300,530	3,353,915
Vistry Group PLC	386,894	3,930,109
		7,284,024
Specialty Retail - 1.3%
Best Buy Co., Inc.	56,199	4,667,327
Lowe's Companies, Inc.	32,217	7,547,477
The Home Depot, Inc.	31,358	10,468,555
		22,683,359
Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc. Class B	58,481	6,455,718
TOTAL CONSUMER DISCRETIONARY		61,286,166
CONSUMER STAPLES - 12.2%
Beverages - 4.2%
PepsiCo, Inc.	196,737	36,880,318
The Coca-Cola Co.	555,130	34,379,201
		71,259,519
Consumer Staples Distribution & Retail - 0.3%
Target Corp.	34,390	4,693,203
Household Products - 2.5%
Procter & Gamble Co.	265,949	41,567,829
Tobacco - 5.2%
Altria Group, Inc.	576,089	26,165,962
British American Tobacco PLC (United Kingdom)	476,982	16,051,556
Imperial Brands PLC	731,173	17,305,349
Philip Morris International, Inc.	292,736	29,191,634
		88,714,501
TOTAL CONSUMER STAPLES		206,235,052
ENERGY - 11.0%
Oil, Gas & Consumable Fuels - 11.0%
Chevron Corp.	193,848	31,725,164
ConocoPhillips Co.	232,461	27,365,309
Coterra Energy, Inc.	841,308	23,169,622
Devon Energy Corp.	355,552	19,199,808
EOG Resources, Inc.	185,113	24,533,026
Exxon Mobil Corp.	354,944	38,064,195
Pioneer Natural Resources Co.	100,902	22,770,554
		186,827,678
FINANCIALS - 19.1%
Banks - 10.6%
Bank of America Corp.	900,458	28,814,656
Citigroup, Inc.	499,858	23,823,232
ING Groep NV (Certificaten Van Aandelen)	1,220,779	17,874,480
Intesa Sanpaolo SpA	6,317,624	18,312,290
JPMorgan Chase & Co.	281,692	44,496,068
KBC Group NV	224,621	16,939,662
Wells Fargo & Co.	623,700	28,789,992
		179,050,380
Capital Markets - 1.5%
Blackstone, Inc.	247,795	25,966,438
Financial Services - 2.0%
The Western Union Co.	795,340	9,687,241
Visa, Inc. Class A	101,225	24,064,219
		33,751,460
Insurance - 2.5%
American Financial Group, Inc.	164,705	20,029,775
Old Republic International Corp.	837,889	23,100,600
		43,130,375
Mortgage Real Estate Investment Trusts - 2.5%
Annaly Capital Management, Inc.	923,945	18,562,055
Rithm Capital Corp.	2,296,471	23,148,428
		41,710,483
TOTAL FINANCIALS		323,609,136
HEALTH CARE - 6.7%
Biotechnology - 2.2%
AbbVie, Inc.	102,631	15,351,545
Amgen, Inc.	49,112	11,499,575
Gilead Sciences, Inc.	140,766	10,717,923
		37,569,043
Health Care Equipment & Supplies - 0.7%
Medtronic PLC	134,404	11,795,295
Pharmaceuticals - 3.8%
Bristol-Myers Squibb Co.	173,430	10,785,612
GSK PLC	407,536	7,260,236
Johnson & Johnson	113,356	18,990,531
Merck & Co., Inc.	144,982	15,462,330
Pfizer, Inc.	331,553	11,955,801
		64,454,510
TOTAL HEALTH CARE		113,818,848
INDUSTRIALS - 14.5%
Aerospace & Defense - 2.9%
Lockheed Martin Corp.	54,897	24,504,374
Raytheon Technologies Corp.	274,613	24,146,721
		48,651,095
Air Freight & Logistics - 1.5%
United Parcel Service, Inc. Class B	138,537	25,924,429
Ground Transportation - 1.7%
Union Pacific Corp.	122,488	28,419,666
Industrial Conglomerates - 2.7%
3M Co.	194,472	21,683,628
Honeywell International, Inc.	127,751	24,800,302
		46,483,930
Machinery - 1.7%
Caterpillar, Inc.	106,122	28,140,371
Marine Transportation - 4.0%
A.P. Moller - Maersk A/S Series B	6,739	13,893,149
Kawasaki Kisen Kaisha Ltd.	738,100	22,244,821
Mitsui OSK Lines Ltd.	627,700	16,235,906
Nippon Yusen KK	647,000	15,701,408
		68,075,284
TOTAL INDUSTRIALS		245,694,775
INFORMATION TECHNOLOGY - 23.0%
Communications Equipment - 1.1%
Cisco Systems, Inc.	359,651	18,716,238
IT Services - 0.9%
IBM Corp.	111,496	16,075,493
Semiconductors & Semiconductor Equipment - 8.2%
Broadcom, Inc.	31,520	28,325,448
Intel Corp.	505,194	18,070,789
NVIDIA Corp.	131,314	61,361,719
Qualcomm, Inc.	118,808	15,702,853
Texas Instruments, Inc.	89,985	16,197,300
		139,658,109
Software - 5.6%
Microsoft Corp.	280,205	94,126,464
Technology Hardware, Storage & Peripherals - 7.2%
Apple, Inc.	551,400	108,322,529
HP, Inc.	394,568	12,953,667
		121,276,196
TOTAL INFORMATION TECHNOLOGY		389,852,500
REAL ESTATE - 8.6%
Equity Real Estate Investment Trusts (REITs) - 8.6%
American Tower Corp.	82,109	15,626,164
Crown Castle International Corp.	111,328	12,055,709
Digital Realty Trust, Inc.	130,391	16,249,326
Healthcare Trust of America, Inc.	661,882	12,926,555
Medical Properties Trust, Inc. (a)	1,124,256	11,343,743
Omega Healthcare Investors, Inc.	482,323	15,386,104
Prologis (REIT), Inc.	144,705	18,051,949
Public Storage	52,197	14,706,505
Simon Property Group, Inc.	121,421	15,129,057
Weyerhaeuser Co.	428,147	14,582,687
		146,057,799
TOTAL COMMON STOCKS (Cost $1,559,841,105)		1,689,034,525

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (b)	4,258,481	4,259,333
Fidelity Securities Lending Cash Central Fund 5.32% (b)(c)	12,023,748	12,024,950
TOTAL MONEY MARKET FUNDS (Cost $16,284,283)		16,284,283

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $1,576,125,388)	1,705,318,808
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(9,551,560)
NET ASSETS - 100.0%	1,695,767,248

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	27	Sep 2023	6,229,575	274,053	274,053
CME Micro E-mini S&P 500 Index Contracts (United States)	20	Sep 2023	461,450	753	753

TOTAL FUTURES CONTRACTS					274,806
The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	2,743,400	111,350,344	109,834,411	80,442	-	-	4,259,333	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	16,059,350	250,186,775	254,221,175	250,098	-	-	12,024,950	0.0%
Total	18,802,750	361,537,119	364,055,586	330,540	-	-	16,284,283

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	15,652,571	15,652,571	-	-
Consumer Discretionary	61,286,166	61,286,166	-	-
Consumer Staples	206,235,052	206,235,052	-	-
Energy	186,827,678	186,827,678	-	-
Financials	323,609,136	323,609,136	-	-
Health Care	113,818,848	113,818,848	-	-
Industrials	245,694,775	245,694,775	-	-
Information Technology	389,852,500	389,852,500	-	-
Real Estate	146,057,799	146,057,799	-	-

Money Market Funds	16,284,283	16,284,283	-	-
Total Investments in Securities:	1,705,318,808	1,705,318,808	-	-
Derivative Instruments:

Assets
Futures Contracts	274,806	274,806	-	-
Total Assets	274,806	274,806	-	-
Total Derivative Instruments:	274,806	274,806	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	274,806	0
Total Equity Risk	274,806	0
Total Value of Derivatives	274,806	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® High Dividend ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $11,592,710) - See accompanying schedule:
Unaffiliated issuers (cost $1,559,841,105)	$1,689,034,525
Fidelity Central Funds (cost $16,284,283)	16,284,283

Total Investment in Securities (cost $1,576,125,388)		$1,705,318,808
Segregated cash with brokers for derivative instruments		294,560
Foreign currency held at value (cost $16,910)		17,024
Receivable for fund shares sold		6,226,804
Dividends receivable		2,475,289
Distributions receivable from Fidelity Central Funds		11,588
Receivable for daily variation margin on futures contracts		10,925
Total assets		1,714,354,998
Liabilities
Payable for investments purchased	$6,170,687
Accrued management fee	392,108
Other payables and accrued expenses	5
Collateral on securities loaned	12,024,950
Total Liabilities		18,587,750
Net Assets		$1,695,767,248
Net Assets consist of:
Paid in capital		$1,643,310,853
Total accumulated earnings (loss)		52,456,395
Net Assets		$1,695,767,248
Net Asset Value, offering price and redemption price per share ($1,695,767,248 ÷ 40,850,000 shares)		$41.51

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$54,352,353
Income from Fidelity Central Funds (including $250,098 from security lending)		330,540
Total Income		54,682,893
Expenses
Management fee	$4,015,094
Independent trustees' fees and expenses	6,738
Interest	6,792
Total expenses before reductions	4,028,624
Expense reductions	(328)
Total expenses after reductions		4,028,296
Net Investment income (loss)		50,654,597
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(21,424,138)
Redemptions in-kind	64,640,243
Foreign currency transactions	(295,558)
Futures contracts	66,001
Total net realized gain (loss)		42,986,548
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	77,519,102
Assets and liabilities in foreign currencies	(22,089)
Futures contracts	(37,105)
Total change in net unrealized appreciation (depreciation)		77,459,908
Net gain (loss)		120,446,456
Net increase (decrease) in net assets resulting from operations		$171,101,053
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$50,654,597	$34,784,807
Net realized gain (loss)	42,986,548	95,057,679
Change in net unrealized appreciation (depreciation)	77,459,908	(104,029,877)
Net increase (decrease) in net assets resulting from operations	171,101,053	25,812,609
Distributions to shareholders	(52,210,250)	(36,931,550)

Share transactions
Proceeds from sales of shares	615,856,682	758,176,457
Cost of shares redeemed	(317,034,432)	(521,124,909)

Net increase (decrease) in net assets resulting from share transactions	298,822,250	237,051,548
Total increase (decrease) in net assets	417,713,053	225,932,607

Net Assets
Beginning of period	1,278,054,195	1,052,121,588
End of period	$1,695,767,248	$1,278,054,195

Other Information
Shares
Sold	15,700,000	19,000,000
Redeemed	(8,100,000)	(13,400,000)
Net increase (decrease)	7,600,000	5,600,000

Fidelity® High Dividend ETF

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$38.44	$38.05	$27.56	$30.12	$30.15
Income from Investment Operations
Net investment income (loss) A,B	1.39	1.21	1.02	1.10	1.23
Net realized and unrealized gain (loss)	3.11	.44 C	10.48	(2.52)	(.03)
Total from investment operations	4.50	1.65	11.50	(1.42)	1.20
Distributions from net investment income	(1.43)	(1.26)	(1.01)	(1.14)	(1.23)
Total distributions	(1.43)	(1.26)	(1.01)	(1.14)	(1.23)
Net asset value, end of period	$41.51	$38.44	$38.05	$27.56	$30.12
Total Return D,E	12.22%	4.43%	42.42%	(4.54)%	4.16%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.29%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.29%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.29%	.29%	.29%	.29%	.29%
Net investment income (loss)	3.66%	3.11%	3.04%	3.85%	4.15%
Supplemental Data
Net assets, end of period (000 omitted)	$1,695,767	$1,278,054	$1,052,122	$520,795	$362,952
Portfolio turnover rate H,I	52%	38%	32%	49%	50%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DBased on net asset value.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

HPortfolio turnover rate excludes securities received or delivered in-kind.

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Low Volatility Factor ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Life of Fund
Fidelity® Low Volatility Factor ETF - NAV A	8.96%	11.22%	12.47%
Fidelity® Low Volatility Factor ETF - Market Price B	9.11%	11.21%	12.63%
Fidelity U.S. Low Volatility Factor Index℠ A	9.27%	11.47%	12.77%
Russell 1000® Index A	12.95%	11.92%	13.38%

A   From September 12, 2016

B  From September 15, 2016, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Low Volatility Factor ETF - NAV, on September 12, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Low Volatility Factor Index℠ and Russell 1000® Index performed over the same period.

Fidelity® Low Volatility Factor ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.

Comments from Portfolio Manager Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2023, the exchange-traded fund's (ETF) net asset value returned 8.96%, and its market price returned 9.11%, versus the 9.27% gain for the Fidelity U.S. Low Volatility Factor Index TR and the 12.95% return of the Russell 1000 Index. By sector, information technology gained roughly 16% and contributed most. Consumer discretionary stocks also helped (+25%), while industrials rose about 9%. In contrast, real estate returned about -13% and detracted most. This group was hampered by the equity real estate investment trusts (REITS) industry (-14%). Utilities (-9%) also hurt. Turning to individual stocks, the top contributor was Microsoft (+21%), from the software & services group. In technology hardware & equipment, Apple gained 15%, while Amazon.com, within the consumer discretionary distribution & retail category, gained 41% and lifted the fund. Conversely, the biggest individual detractor was Dollar General (-31%), from the consumer staples distribution & retail category. Other notable detractors were Verizon Communications (-21%), a stock in the telecommunication services group and Cable One (-44%), a stock in the media & entertainment category.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Low Volatility Factor ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	8.0
Microsoft Corp.	6.9
Alphabet, Inc. Class A	4.0
Amazon.com, Inc.	3.4
UnitedHealth Group, Inc.	1.7
Visa, Inc. Class A	1.7
Eli Lilly & Co.	1.7
Johnson & Johnson	1.6
MasterCard, Inc. Class A	1.6
Procter & Gamble Co.	1.3
31.9

Market Sectors (% of Fund's net assets)

Information Technology	21.1
Financials	16.3
Health Care	13.6
Industrials	11.4
Consumer Discretionary	10.3
Communication Services	7.8
Consumer Staples	6.3
Energy	4.3
Real Estate	3.2
Materials	2.9
Utilities	2.5

Asset Allocation (% of Fund's net assets)

Futures - 0.2%

Fidelity® Low Volatility Factor ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	191,386	2,778,925
Verizon Communications, Inc.	102,616	3,497,153
		6,276,078
Entertainment - 0.6%
Activision Blizzard, Inc.	34,991	3,245,765
Interactive Media & Services - 4.0%
Alphabet, Inc. Class A (a)	167,757	22,264,709
Media - 1.5%
Comcast Corp. Class A	104,949	4,749,992
Omnicom Group, Inc.	24,179	2,046,027
TEGNA, Inc.	99,859	1,687,617
		8,483,636
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)	21,311	2,936,016
TOTAL COMMUNICATION SERVICES		43,206,204
CONSUMER DISCRETIONARY - 10.3%
Broadline Retail - 3.4%
Amazon.com, Inc. (a)	140,344	18,761,186
Hotels, Restaurants & Leisure - 2.4%
McDonald's Corp.	19,610	5,749,652
Starbucks Corp.	39,125	3,973,926
Yum! Brands, Inc.	24,126	3,321,426
		13,045,004
Specialty Retail - 3.8%
AutoZone, Inc. (a)	1,321	3,278,352
O'Reilly Automotive, Inc. (a)	4,073	3,770,743
The Home Depot, Inc.	21,214	7,082,082
TJX Companies, Inc.	47,874	4,142,537
Tractor Supply Co.	12,789	2,864,608
		21,138,322
Textiles, Apparel & Luxury Goods - 0.7%
NIKE, Inc. Class B	36,902	4,073,612
TOTAL CONSUMER DISCRETIONARY		57,018,124
CONSUMER STAPLES - 6.3%
Beverages - 2.1%
PepsiCo, Inc.	31,443	5,894,305
The Coca-Cola Co.	88,757	5,496,721
		11,391,026
Consumer Staples Distribution & Retail - 0.4%
Dollar General Corp.	14,289	2,412,841
Food Products - 1.4%
General Mills, Inc.	37,518	2,804,095
Hormel Foods Corp.	53,512	2,187,571
The Hershey Co.	11,551	2,671,862
		7,663,528
Household Products - 2.4%
Colgate-Palmolive Co.	41,583	3,171,120
Kimberly-Clark Corp.	21,762	2,809,474
Procter & Gamble Co.	47,131	7,366,575
		13,347,169
TOTAL CONSUMER STAPLES		34,814,564
ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
Chevron Corp.	29,568	4,839,099
ConocoPhillips Co.	25,686	3,023,756
Coterra Energy, Inc.	51,977	1,431,447
DT Midstream, Inc.	19,988	1,069,758
EOG Resources, Inc.	15,994	2,119,685
Exxon Mobil Corp.	63,617	6,822,287
Kinder Morgan, Inc.	81,830	1,449,209
Pioneer Natural Resources Co.	7,808	1,762,031
The Williams Companies, Inc.	47,995	1,653,428
		24,170,700
FINANCIALS - 16.3%
Banks - 0.6%
Commerce Bancshares, Inc.	58,889	3,131,717
Capital Markets - 2.7%
Cboe Global Markets, Inc.	33,340	4,656,931
CME Group, Inc.	26,675	5,307,258
Intercontinental Exchange, Inc.	42,997	4,936,056
		14,900,245
Financial Services - 5.1%
Fiserv, Inc. (a)	47,347	5,975,665
Jack Henry & Associates, Inc.	23,939	4,011,458
MasterCard, Inc. Class A	22,388	8,827,141
Visa, Inc. Class A	39,848	9,473,065
		28,287,329
Insurance - 7.9%
Allstate Corp.	32,760	3,691,397
Arthur J. Gallagher & Co.	22,606	4,855,769
Assurant, Inc.	29,587	3,979,747
Brown & Brown, Inc.	68,890	4,853,301
Chubb Ltd.	23,840	4,873,134
Erie Indemnity Co. Class A	16,156	3,585,986
Marsh & McLennan Companies, Inc.	28,559	5,381,087
Progressive Corp.	36,316	4,575,090
The Travelers Companies, Inc.	24,326	4,198,911
W.R. Berkley Corp.	60,650	3,741,499
		43,735,921
TOTAL FINANCIALS		90,055,212
HEALTH CARE - 13.6%
Biotechnology - 3.0%
AbbVie, Inc.	45,334	6,781,060
Amgen, Inc.	19,962	4,674,102
Vertex Pharmaceuticals, Inc. (a)	13,872	4,887,660
		16,342,822
Health Care Equipment & Supplies - 1.7%
Abbott Laboratories	51,390	5,721,249
ResMed, Inc.	15,987	3,554,709
		9,275,958
Health Care Providers & Services - 1.7%
UnitedHealth Group, Inc.	19,098	9,670,654
Life Sciences Tools & Services - 1.0%
Thermo Fisher Scientific, Inc.	10,602	5,816,893
Pharmaceuticals - 6.2%
Bristol-Myers Squibb Co.	71,833	4,467,294
Eli Lilly & Co.	20,042	9,110,091
Johnson & Johnson	53,754	9,005,408
Merck & Co., Inc.	64,253	6,852,582
Zoetis, Inc. Class A	24,777	4,660,306
		34,095,681
TOTAL HEALTH CARE		75,202,008
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.2%
General Dynamics Corp.	12,676	2,834,100
L3Harris Technologies, Inc.	13,104	2,483,077
Lockheed Martin Corp.	7,990	3,566,496
Northrop Grumman Corp.	7,004	3,116,780
		12,000,453
Commercial Services & Supplies - 1.1%
Republic Services, Inc.	21,037	3,178,901
Waste Management, Inc.	19,868	3,254,180
		6,433,081
Ground Transportation - 0.8%
Union Pacific Corp.	18,638	4,324,389
Industrial Conglomerates - 1.2%
3M Co.	25,965	2,895,098
Honeywell International, Inc.	19,704	3,825,138
		6,720,236
Machinery - 1.7%
Illinois Tool Works, Inc.	12,653	3,331,788
Otis Worldwide Corp.	32,278	2,936,007
PACCAR, Inc.	37,067	3,192,581
		9,460,376
Professional Services - 4.4%
Automatic Data Processing, Inc.	23,784	5,880,832
Booz Allen Hamilton Holding Corp. Class A	25,267	3,059,328
FTI Consulting, Inc. (a)(b)	14,399	2,522,129
Maximus, Inc.	56,438	4,727,247
Paychex, Inc.	38,997	4,892,954
Verisk Analytics, Inc.	14,071	3,221,415
		24,303,905
TOTAL INDUSTRIALS		63,242,440
INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 1.3%
Cisco Systems, Inc.	139,211	7,244,540
IT Services - 1.6%
Akamai Technologies, Inc. (a)	48,005	4,536,473
Amdocs Ltd.	46,087	4,315,587
		8,852,060
Semiconductors & Semiconductor Equipment - 2.4%
Intel Corp.	193,352	6,916,201
Texas Instruments, Inc.	34,677	6,241,860
		13,158,061
Software - 7.8%
Microsoft Corp.	114,257	38,381,211
Tyler Technologies, Inc. (a)	12,691	5,033,631
		43,414,842
Technology Hardware, Storage & Peripherals - 8.0%
Apple, Inc.	225,213	44,243,088
TOTAL INFORMATION TECHNOLOGY		116,912,591
MATERIALS - 2.9%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	5,768	1,761,143
Balchem Corp.	6,432	866,648
Ecolab, Inc.	8,540	1,564,016
FMC Corp.	8,184	787,546
Linde PLC	9,054	3,537,126
Sherwin-Williams Co.	6,535	1,806,928
		10,323,407
Construction Materials - 0.5%
Martin Marietta Materials, Inc.	3,087	1,378,222
Vulcan Materials Co.	6,230	1,373,715
		2,751,937
Containers & Packaging - 0.4%
Aptargroup, Inc.	8,017	973,745
Packaging Corp. of America	7,007	1,074,523
		2,048,268
Metals & Mining - 0.2%
Newmont Corp.	26,489	1,136,908
TOTAL MATERIALS		16,260,520
REAL ESTATE - 3.2%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Agree Realty Corp.	13,208	855,614
American Tower Corp.	10,102	1,922,512
Crown Castle International Corp.	11,613	1,257,572
CubeSmart	22,147	960,294
Equinix, Inc.	2,416	1,956,767
Equity Lifestyle Properties, Inc.	14,550	1,035,669
Essex Property Trust, Inc.	4,651	1,132,751
Extra Space Storage, Inc.	7,215	1,006,998
Mid-America Apartment Communities, Inc.	6,690	1,001,225
Public Storage	4,974	1,401,425
Realty Income Corp.	21,534	1,312,928
Sun Communities, Inc.	7,152	931,906
		14,775,661
Real Estate Management & Development - 0.5%
CoStar Group, Inc. (a)	33,435	2,807,537
TOTAL REAL ESTATE		17,583,198
UTILITIES - 2.5%
Electric Utilities - 1.5%
American Electric Power Co., Inc.	18,016	1,526,676
Duke Energy Corp.	20,574	1,926,138
Eversource Energy	17,332	1,253,624
Southern Co.	29,849	2,159,277
Xcel Energy, Inc.	22,492	1,410,923
		8,276,638
Multi-Utilities - 1.0%
Ameren Corp.	15,658	1,341,421
CMS Energy Corp.	20,499	1,251,874
Consolidated Edison, Inc. (b)	15,845	1,503,057
WEC Energy Group, Inc.	15,352	1,379,531
		5,475,883
TOTAL UTILITIES		13,752,521
TOTAL COMMON STOCKS (Cost $503,837,258)		552,218,082

Money Market Funds - 0.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c)	909,559	909,740
Fidelity Securities Lending Cash Central Fund 5.32% (c)(d)	3,428,106	3,428,449
TOTAL MONEY MARKET FUNDS (Cost $4,338,189)		4,338,189

TOTAL INVESTMENT IN SECURITIES - 100.5% (Cost $508,175,447)	556,556,271
NET OTHER ASSETS (LIABILITIES) - (0.5)%	(2,951,538)
NET ASSETS - 100.0%	553,604,733

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	50	Sep 2023	1,153,625	72,421	72,421

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	1,126,798	14,495,936	14,712,994	34,067	-	-	909,740	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	1,748,660	29,274,831	27,595,042	8,042	-	-	3,428,449	0.0%
Total	2,875,458	43,770,767	42,308,036	42,109	-	-	4,338,189

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	43,206,204	43,206,204	-	-
Consumer Discretionary	57,018,124	57,018,124	-	-
Consumer Staples	34,814,564	34,814,564	-	-
Energy	24,170,700	24,170,700	-	-
Financials	90,055,212	90,055,212	-	-
Health Care	75,202,008	75,202,008	-	-
Industrials	63,242,440	63,242,440	-	-
Information Technology	116,912,591	116,912,591	-	-
Materials	16,260,520	16,260,520	-	-
Real Estate	17,583,198	17,583,198	-	-
Utilities	13,752,521	13,752,521	-	-

Money Market Funds	4,338,189	4,338,189	-	-
Total Investments in Securities:	556,556,271	556,556,271	-	-
Derivative Instruments:

Assets
Futures Contracts	72,421	72,421	-	-
Total Assets	72,421	72,421	-	-
Total Derivative Instruments:	72,421	72,421	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	72,421	0
Total Equity Risk	72,421	0
Total Value of Derivatives	72,421	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Low Volatility Factor ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $3,327,026) - See accompanying schedule:
Unaffiliated issuers (cost $503,837,258)	$552,218,082
Fidelity Central Funds (cost $4,338,189)	4,338,189

Total Investment in Securities (cost $508,175,447)		$556,556,271
Segregated cash with brokers for derivative instruments		56,000
Cash		45,224
Dividends receivable		501,501
Distributions receivable from Fidelity Central Funds		3,848
Receivable for daily variation margin on futures contracts		2,000
Total assets		557,164,844
Liabilities
Accrued management fee	$131,686
Collateral on securities loaned	3,428,425
Total Liabilities		3,560,111
Net Assets		$553,604,733
Net Assets consist of:
Paid in capital		$545,183,306
Total accumulated earnings (loss)		8,421,427
Net Assets		$553,604,733
Net Asset Value, offering price and redemption price per share ($553,604,733 ÷ 10,850,000 shares)		$51.02

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$8,867,661
Income from Fidelity Central Funds (including $8,042 from security lending)		42,109
Total Income		8,909,770
Expenses
Management fee	$1,389,867
Independent trustees' fees and expenses	2,393
Total expenses before reductions	1,392,260
Expense reductions	(270)
Total expenses after reductions		1,391,990
Net Investment income (loss)		7,517,780
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(7,333,706)
Redemptions in-kind	8,225,322
Futures contracts	145,567
Total net realized gain (loss)		1,037,183
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	36,488,563
Futures contracts	(42,574)
Total change in net unrealized appreciation (depreciation)		36,445,989
Net gain (loss)		37,483,172
Net increase (decrease) in net assets resulting from operations		$45,000,952
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,517,780	$6,029,946
Net realized gain (loss)	1,037,183	57,400,773
Change in net unrealized appreciation (depreciation)	36,445,989	(66,352,118)
Net increase (decrease) in net assets resulting from operations	45,000,952	(2,921,399)
Distributions to shareholders	(7,460,700)	(5,937,600)

Share transactions
Proceeds from sales of shares	126,351,905	286,611,056
Cost of shares redeemed	(55,150,184)	(344,785,919)

Net increase (decrease) in net assets resulting from share transactions	71,201,721	(58,174,863)
Total increase (decrease) in net assets	108,741,973	(67,033,862)

Net Assets
Beginning of period	444,862,760	511,896,622
End of period	$553,604,733	$444,862,760

Other Information
Shares
Sold	2,700,000	5,950,000
Redeemed	(1,200,000)	(7,100,000)
Net increase (decrease)	1,500,000	(1,150,000)

Fidelity® Low Volatility Factor ETF

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$47.58	$48.75	$38.33	$36.37	$32.40
Income from Investment Operations
Net investment income (loss) A,B	.74	.62	.56	.62	.62
Net realized and unrealized gain (loss)	3.44	(1.17)	10.43	1.95	3.92
Total from investment operations	4.18	(.55)	10.99	2.57	4.54
Distributions from net investment income	(.74)	(.62)	(.57)	(.61)	(.57)
Total distributions	(.74)	(.62)	(.57)	(.61)	(.57)
Net asset value, end of period	$51.02	$47.58	$48.75	$38.33	$36.37
Total Return C,D	8.96%	(1.12)%	28.90%	7.29%	14.20%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.29%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.29%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.29%	.29%	.29%	.29%	.29%
Net investment income (loss)	1.57%	1.27%	1.31%	1.69%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$553,605	$444,863	$511,897	$350,708	$245,502
Portfolio turnover rate G,H	46%	28%	46%	31%	36%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DBased on net asset value.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Momentum Factor ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Life of Fund
Fidelity® Momentum Factor ETF - NAV A	9.02%	9.12%	11.34%
Fidelity® Momentum Factor ETF - Market Price B	8.81%	9.07%	11.43%
Fidelity U.S. Momentum Factor Index℠ A	9.34%	9.44%	11.68%
Russell 1000® Index A	12.95%	11.92%	13.38%

A   From September 12, 2016

B  From September 15, 2016, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Momentum Factor ETF - NAV, on September 12, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Momentum Factor Index℠ and Russell 1000® Index performed over the same period.

Fidelity® Momentum Factor ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2023, the exchange-traded fund's (ETF) net asset value returned 9.02%, and its market price returned 8.81%, versus the 9.34% gain for the Fidelity U.S. Momentum Factor Index TR and the 12.95% for the Russell 1000 Index. By sector, information technology gained roughly 23% and contributed most. Financials stocks also helped, gaining 14%. The communication services sector rose about 17%. Conversely, consumer discretionary returned approximately -10% and detracted most. Health care (-2%) also hurt. Other detractors were the utilities (-8%) sector and the real estate (-3%) sector, especially the equity real estate investment trusts (REITS) industry (-4%). Turning to individual stocks, the biggest contributor was Apple (+22%), from the technology hardware & equipment industry. Also in technology hardware & equipment, Super Micro Computer (+113%) helped. Nvidia (+47%), from the semiconductors & semiconductor equipment category, also boosted the fund. In contrast, the biggest individual detractor was Amazon.com (-28%), from the consumer discretionary distribution & retail industry. Tesla, within the automobiles & components category, returned -30% and hurt the fund. Another notable detractor was Rogers (-62%), a stock in the technology hardware & equipment group.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Momentum Factor ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	7.7
Microsoft Corp.	6.6
Alphabet, Inc. Class A	3.9
NVIDIA Corp.	3.7
Meta Platforms, Inc. Class A	2.1
Berkshire Hathaway, Inc. Class B	2.0
Eli Lilly & Co.	1.8
Broadcom, Inc.	1.8
JPMorgan Chase & Co.	1.6
Super Micro Computer, Inc.	1.4
32.6

Market Sectors (% of Fund's net assets)

Information Technology	28.5
Financials	12.7
Health Care	11.9
Industrials	9.6
Consumer Discretionary	9.5
Communication Services	8.7
Consumer Staples	6.2
Energy	4.5
Materials	2.9
Real Estate	2.7
Utilities	2.6

Asset Allocation (% of Fund's net assets)

Futures - 0.2%

Fidelity® Momentum Factor ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 0.3%
Iridium Communications, Inc.	7,859	412,990
Entertainment - 1.6%
Atlanta Braves Holdings, Inc.	231	9,406
Liberty Media Corp. Liberty Formula One Series C (a)	7,995	580,437
Netflix, Inc. (a)	3,110	1,365,197
World Wrestling Entertainment, Inc. Class A (b)	4,670	490,350
		2,445,390
Interactive Media & Services - 6.0%
Alphabet, Inc. Class A (a)	45,373	6,021,905
Meta Platforms, Inc. Class A (a)	10,170	3,240,162
		9,262,067
Media - 0.8%
Comcast Corp. Class A	27,198	1,230,981
TOTAL COMMUNICATION SERVICES		13,351,428
CONSUMER DISCRETIONARY - 9.5%
Hotels, Restaurants & Leisure - 4.4%
Booking Holdings, Inc. (a)	537	1,595,320
Las Vegas Sands Corp.	17,904	1,070,838
McDonald's Corp.	6,168	1,808,458
Starbucks Corp.	14,041	1,426,144
Wingstop, Inc.	5,074	855,375
		6,756,135
Household Durables - 1.7%
D.R. Horton, Inc.	10,753	1,365,846
Lennar Corp. Class A	10,146	1,286,817
		2,652,663
Specialty Retail - 2.6%
AutoZone, Inc. (a)	456	1,131,664
O'Reilly Automotive, Inc. (a)	1,332	1,233,152
TJX Companies, Inc.	17,594	1,522,409
		3,887,225
Textiles, Apparel & Luxury Goods - 0.8%
Deckers Outdoor Corp. (a)	2,249	1,222,759
TOTAL CONSUMER DISCRETIONARY		14,518,782
CONSUMER STAPLES - 6.2%
Beverages - 2.2%
Monster Beverage Corp.	11,053	635,437
PepsiCo, Inc.	7,505	1,406,887
The Coca-Cola Co.	21,725	1,345,429
		3,387,753
Consumer Staples Distribution & Retail - 0.9%
Walmart, Inc.	8,302	1,327,158
Food Products - 1.5%
General Mills, Inc.	7,503	560,774
Lamb Weston Holdings, Inc.	4,827	500,222
Lancaster Colony Corp.	2,294	441,893
Mondelez International, Inc.	11,168	827,884
		2,330,773
Household Products - 1.2%
Procter & Gamble Co.	11,695	1,827,929
Personal Care Products - 0.4%
elf Beauty, Inc. (a)	5,532	645,695
TOTAL CONSUMER STAPLES		9,519,308
ENERGY - 4.5%
Energy Equipment & Services - 0.9%
Schlumberger Ltd.	10,717	625,230
TechnipFMC PLC	20,350	373,219
Weatherford International PLC (a)	4,466	371,125
		1,369,574
Oil, Gas & Consumable Fuels - 3.6%
Chevron Corp.	8,095	1,324,828
ConocoPhillips Co.	7,031	827,689
Exxon Mobil Corp.	17,396	1,865,547
Hess Corp.	2,917	442,596
Marathon Petroleum Corp.	4,030	536,071
Phillips 66 Co.	4,402	491,043
		5,487,774
TOTAL ENERGY		6,857,348
FINANCIALS - 12.7%
Banks - 1.6%
JPMorgan Chase & Co.	15,769	2,490,871
Capital Markets - 2.8%
Goldman Sachs Group, Inc.	3,346	1,190,741
Interactive Brokers Group, Inc.	9,863	861,336
Morgan Stanley	12,975	1,187,991
MSCI, Inc.	1,760	964,621
		4,204,689
Financial Services - 5.3%
Berkshire Hathaway, Inc. Class B (a)	8,700	3,062,052
Fiserv, Inc. (a)	8,072	1,018,767
MasterCard, Inc. Class A	4,884	1,925,664
Visa, Inc. Class A	8,940	2,125,306
		8,131,789
Insurance - 3.0%
Aon PLC	2,863	911,866
Arch Capital Group Ltd. (a)	10,642	826,777
Arthur J. Gallagher & Co.	3,988	856,622
Marsh & McLennan Companies, Inc.	5,629	1,060,616
Progressive Corp.	7,510	946,110
		4,601,991
TOTAL FINANCIALS		19,429,340
HEALTH CARE - 11.9%
Biotechnology - 3.6%
Biogen, Inc. (a)	4,663	1,259,896
Gilead Sciences, Inc.	21,075	1,604,651
Regeneron Pharmaceuticals, Inc. (a)	2,113	1,567,656
Sarepta Therapeutics, Inc. (a)	10,285	1,114,791
		5,546,994
Health Care Equipment & Supplies - 3.1%
Boston Scientific Corp. (a)	30,206	1,566,181
DexCom, Inc. (a)	12,458	1,551,768
Stryker Corp.	5,789	1,640,660
		4,758,609
Health Care Providers & Services - 2.0%
Cardinal Health, Inc.	16,988	1,553,892
HCA Holdings, Inc.	5,447	1,485,996
		3,039,888
Pharmaceuticals - 3.2%
Eli Lilly & Co.	5,909	2,685,936
Merck & Co., Inc.	20,315	2,166,595
		4,852,531
TOTAL HEALTH CARE		18,198,022
INDUSTRIALS - 9.6%
Aerospace & Defense - 2.5%
Axon Enterprise, Inc. (a)	3,050	567,087
Lockheed Martin Corp.	2,189	977,104
Raytheon Technologies Corp.	11,756	1,033,705
The Boeing Co. (a)	5,172	1,235,332
		3,813,228
Building Products - 0.6%
Trane Technologies PLC	4,327	862,977
Commercial Services & Supplies - 1.0%
Clean Harbors, Inc. (a)	4,682	778,429
Copart, Inc. (a)	9,417	832,369
		1,610,798
Construction & Engineering - 0.5%
Quanta Services, Inc.	4,237	854,264
Electrical Equipment - 1.3%
Eaton Corp. PLC	5,100	1,047,132
Rockwell Automation, Inc.	2,619	880,744
		1,927,876
Industrial Conglomerates - 0.8%
General Electric Co.	10,164	1,161,135
Machinery - 2.4%
Deere & Co.	2,632	1,130,707
Illinois Tool Works, Inc.	3,718	979,024
PACCAR, Inc.	10,556	909,188
Toro Co.	6,331	643,546
		3,662,465
Trading Companies & Distributors - 0.5%
W.W. Grainger, Inc.	1,084	800,523
TOTAL INDUSTRIALS		14,693,266
INFORMATION TECHNOLOGY - 28.5%
Communications Equipment - 1.5%
Arista Networks, Inc. (a)	7,462	1,157,282
Motorola Solutions, Inc.	3,667	1,051,072
		2,208,354
Semiconductors & Semiconductor Equipment - 8.6%
Analog Devices, Inc.	6,747	1,346,229
Broadcom, Inc.	2,982	2,679,774
First Solar, Inc. (a)	5,535	1,147,959
Lattice Semiconductor Corp. (a)	11,387	1,035,534
NVIDIA Corp.	12,209	5,705,144
Rambus, Inc. (a)	19,386	1,213,757
		13,128,397
Software - 9.3%
Cadence Design Systems, Inc. (a)	5,331	1,247,507
Fair Isaac Corp. (a)	1,297	1,086,847
Microsoft Corp.	30,105	10,112,872
Oracle Corp.	14,961	1,753,878
		14,201,104
Technology Hardware, Storage & Peripherals - 9.1%
Apple, Inc.	59,697	11,727,477
Super Micro Computer, Inc. (a)	6,678	2,205,543
		13,933,020
TOTAL INFORMATION TECHNOLOGY		43,470,875
MATERIALS - 2.9%
Chemicals - 1.6%
Air Products & Chemicals, Inc.	1,476	450,667
Corteva, Inc.	6,004	338,806
DuPont de Nemours, Inc.	4,692	364,240
Linde PLC	2,336	912,605
PPG Industries, Inc.	2,286	328,955
		2,395,273
Metals & Mining - 1.3%
ATI, Inc. (a)	5,941	283,267
Commercial Metals Co.	4,939	282,610
Freeport-McMoRan, Inc.	10,712	478,291
Nucor Corp.	2,307	397,012
Reliance Steel & Aluminum Co.	1,021	299,010
Steel Dynamics, Inc.	2,616	278,813
		2,019,003
TOTAL MATERIALS		4,414,276
REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 2.5%
American Tower Corp.	2,662	506,605
Americold Realty Trust	7,379	239,227
Equinix, Inc.	594	481,092
Gaming & Leisure Properties	4,635	219,977
Iron Mountain, Inc.	4,418	271,265
Prologis (REIT), Inc.	4,868	607,283
Public Storage	1,221	344,017
Realty Income Corp.	5,307	323,568
Simon Property Group, Inc.	2,926	364,580
VICI Properties, Inc.	9,430	296,856
WP Carey, Inc.	3,355	226,563
		3,881,033
Real Estate Management & Development - 0.2%
Zillow Group, Inc. Class C (a)	4,810	260,510
TOTAL REAL ESTATE		4,141,543
UTILITIES - 2.6%
Electric Utilities - 1.3%
Constellation Energy Corp.	5,057	488,759
NextEra Energy, Inc.	11,280	826,824
PG&E Corp. (a)	23,487	413,606
PNM Resources, Inc.	6,660	298,501
		2,027,690
Gas Utilities - 0.2%
New Jersey Resources Corp.	6,288	281,074
Independent Power and Renewable Electricity Producers - 0.2%
The AES Corp.	15,942	344,825
Multi-Utilities - 0.6%
Consolidated Edison, Inc. (b)	4,377	415,202
Sempra Energy	3,126	465,837
		881,039
Water Utilities - 0.3%
American Water Works Co., Inc.	2,758	406,612
TOTAL UTILITIES		3,941,240
TOTAL COMMON STOCKS (Cost $132,445,827)		152,535,428

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c)	267,644	267,697
Fidelity Securities Lending Cash Central Fund 5.32% (c)(d)	632,637	632,700
TOTAL MONEY MARKET FUNDS (Cost $900,397)		900,397

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $133,346,224)	153,435,825
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(605,010)
NET ASSETS - 100.0%	152,830,815

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	12	Sep 2023	276,870	14,984	14,984

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	180,280	5,140,550	5,053,133	10,750	-	-	267,697	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	1,004,850	9,007,233	9,379,383	1,346	-	-	632,700	0.0%
Total	1,185,130	14,147,783	14,432,516	12,096	-	-	900,397

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	13,351,428	13,351,428	-	-
Consumer Discretionary	14,518,782	14,518,782	-	-
Consumer Staples	9,519,308	9,519,308	-	-
Energy	6,857,348	6,857,348	-	-
Financials	19,429,340	19,429,340	-	-
Health Care	18,198,022	18,198,022	-	-
Industrials	14,693,266	14,693,266	-	-
Information Technology	43,470,875	43,470,875	-	-
Materials	4,414,276	4,414,276	-	-
Real Estate	4,141,543	4,141,543	-	-
Utilities	3,941,240	3,941,240	-	-

Money Market Funds	900,397	900,397	-	-
Total Investments in Securities:	153,435,825	153,435,825	-	-
Derivative Instruments:

Assets
Futures Contracts	14,984	14,984	-	-
Total Assets	14,984	14,984	-	-
Total Derivative Instruments:	14,984	14,984	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	14,984	0
Total Equity Risk	14,984	0
Total Value of Derivatives	14,984	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Momentum Factor ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $613,776) - See accompanying schedule:
Unaffiliated issuers (cost $132,445,827)	$152,535,428
Fidelity Central Funds (cost $900,397)	900,397

Total Investment in Securities (cost $133,346,224)		$153,435,825
Segregated cash with brokers for derivative instruments		13,440
Dividends receivable		49,344
Distributions receivable from Fidelity Central Funds		899
Receivable for daily variation margin on futures contracts		480
Total assets		153,499,988
Liabilities
Accrued management fee	$36,473
Collateral on securities loaned	632,700
Total Liabilities		669,173
Net Assets		$152,830,815
Net Assets consist of:
Paid in capital		$165,302,152
Total accumulated earnings (loss)		(12,471,337)
Net Assets		$152,830,815
Net Asset Value, offering price and redemption price per share ($152,830,815 ÷ 3,100,000 shares)		$49.30

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$1,809,469
Income from Fidelity Central Funds (including $1,346 from security lending)		12,096
Total Income		1,821,565
Expenses
Management fee	$357,227
Independent trustees' fees and expenses	606
Total expenses before reductions	357,833
Expense reductions	(609)
Total expenses after reductions		357,224
Net Investment income (loss)		1,464,341
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(6,064,059)
Redemptions in-kind	3,256,474
Futures contracts	14,499
Total net realized gain (loss)		(2,793,086)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	13,282,846
Futures contracts	(2,634)
Total change in net unrealized appreciation (depreciation)		13,280,212
Net gain (loss)		10,487,126
Net increase (decrease) in net assets resulting from operations		$11,951,467
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,464,341	$1,047,146
Net realized gain (loss)	(2,793,086)	9,388,516
Change in net unrealized appreciation (depreciation)	13,280,212	(18,448,115)
Net increase (decrease) in net assets resulting from operations	11,951,467	(8,012,453)
Distributions to shareholders	(1,506,200)	(999,550)

Share transactions
Proceeds from sales of shares	52,044,612	86,253,555
Cost of shares redeemed	(26,407,433)	(117,256,850)

Net increase (decrease) in net assets resulting from share transactions	25,637,179	(31,003,295)
Total increase (decrease) in net assets	36,082,446	(40,015,298)

Net Assets
Beginning of period	116,748,369	156,763,667
End of period	$152,830,815	$116,748,369

Other Information
Shares
Sold	1,150,000	1,700,000
Redeemed	(600,000)	(2,300,000)
Net increase (decrease)	550,000	(600,000)

Fidelity® Momentum Factor ETF

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$45.78	$49.77	$39.26	$35.80	$33.58
Income from Investment Operations
Net investment income (loss) A,B	.53	.43	.25	.42	.40
Net realized and unrealized gain (loss)	3.53	(4.01)	10.54	3.47	2.22
Total from investment operations	4.06	(3.58)	10.79	3.89	2.62
Distributions from net investment income	(.54)	(.41)	(.28)	(.43)	(.40)
Total distributions	(.54)	(.41)	(.28)	(.43)	(.40)
Net asset value, end of period	$49.30	$45.78	$49.77	$39.26	$35.80
Total Return C,D	9.02%	(7.20)%	27.58%	11.06%	7.91%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.29%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.29%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.29%	.29%	.29%	.29%	.29%
Net investment income (loss)	1.19%	.88%	.55%	1.18%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$152,831	$116,748	$156,764	$88,329	$121,736
Portfolio turnover rate G,H	137%	123%	128%	138%	133%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CBased on net asset value.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity® Quality Factor ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Life of Fund
Fidelity® Quality Factor ETF - NAV A	10.46%	11.06%	12.82%
Fidelity® Quality Factor ETF - Market Price B	10.22%	11.03%	12.86%
Fidelity U.S. Quality Factor Index℠ A	10.75%	11.37%	13.15%
Russell 1000® Index A	12.95%	11.92%	13.38%

A   From September 12, 2016

B  From September 15, 2016, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Quality Factor ETF - NAV, on September 12, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Quality Factor Index℠ and Russell 1000® Index performed over the same period.

Fidelity® Quality Factor ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.

Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2023, the exchange-traded fund's (ETF) net asset value returned 10.46%, and its market price returned 10.22%, versus the 10.75% advance for the Fidelity U.S. Quality Factor Index TR and 12.95% return for the Russell 1000 Index. By sector, information technology gained approximately 27% and contributed most. Industrials stocks also helped (+17%). Communication services rose about 19%, consumer discretionary gained 12%, and materials advanced approximately 22%. In contrast, health care returned roughly -8% and detracted most. Utilities (-9%) and real estate (-8%) also hurt. Turning to individual stocks, the top contributor was Apple (+22%), from the technology hardware & equipment category. Microsoft, within the software & services group, gained 21% and lifted the fund. In media & entertainment, Meta Platforms (+100%) and Alphabet (+14%) helped. Conversely, the biggest individual detractor was Pfizer (-26%), from the pharmaceuticals, biotechnology & life sciences group. Also in pharmaceuticals, biotechnology & life sciences, Moderna (-37%) and Royalty Pharma (-28%) hurt. Lastly, in banks, Signature Bank (-34%) and Western Alliance Bancorp (-30%) detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Quality Factor ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	7.8
Microsoft Corp.	6.7
Alphabet, Inc. Class A	3.9
Tesla, Inc.	2.5
Meta Platforms, Inc. Class A	2.1
Broadcom, Inc.	1.8
UnitedHealth Group, Inc.	1.8
Johnson & Johnson	1.7
Visa, Inc. Class A	1.6
Adobe, Inc.	1.5
31.4

Market Sectors (% of Fund's net assets)

Information Technology	26.2
Financials	13.7
Health Care	12.2
Consumer Discretionary	11.5
Industrials	9.8
Communication Services	8.6
Consumer Staples	5.7
Energy	4.3
Materials	2.8
Real Estate	2.5
Utilities	2.5

Asset Allocation (% of Fund's net assets)

Futures - 0.2%

Fidelity® Quality Factor ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.6%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	95,753	1,390,334
Liberty Global PLC Class A (a)	41,288	766,718
Verizon Communications, Inc.	52,144	1,777,068
		3,934,120
Entertainment - 0.4%
Activision Blizzard, Inc.	16,253	1,507,628
Interactive Media & Services - 6.0%
Alphabet, Inc. Class A (a)	94,750	12,575,220
Meta Platforms, Inc. Class A (a)	21,691	6,910,753
		19,485,973
Media - 1.0%
Comcast Corp. Class A	53,387	2,416,296
Nexstar Broadcasting Group, Inc. Class A	4,196	783,477
		3,199,773
TOTAL COMMUNICATION SERVICES		28,127,494
CONSUMER DISCRETIONARY - 11.5%
Automobiles - 2.5%
Tesla, Inc. (a)	30,589	8,180,416
Hotels, Restaurants & Leisure - 4.4%
Airbnb, Inc. Class A (a)	18,869	2,871,673
Booking Holdings, Inc. (a)	1,061	3,152,019
Domino's Pizza, Inc.	5,469	2,169,771
McDonald's Corp.	12,748	3,737,714
Yum! Brands, Inc.	16,780	2,310,103
		14,241,280
Specialty Retail - 3.8%
AutoZone, Inc. (a)	912	2,263,329
Lowe's Companies, Inc.	13,228	3,098,924
O'Reilly Automotive, Inc. (a)	2,806	2,597,767
The Home Depot, Inc.	13,385	4,468,448
		12,428,468
Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc. Class B	24,202	2,671,659
TOTAL CONSUMER DISCRETIONARY		37,521,823
CONSUMER STAPLES - 5.7%
Beverages - 1.5%
Brown-Forman Corp. Class B (non-vtg.)	21,554	1,521,712
The Coca-Cola Co.	52,255	3,236,152
		4,757,864
Food Products - 0.5%
The Hershey Co.	6,872	1,589,562
Household Products - 2.4%
Colgate-Palmolive Co.	24,684	1,882,402
Kimberly-Clark Corp.	12,936	1,670,038
Procter & Gamble Co.	27,686	4,327,322
		7,879,762
Tobacco - 1.3%
Altria Group, Inc.	42,449	1,928,034
Philip Morris International, Inc.	24,926	2,485,621
		4,413,655
TOTAL CONSUMER STAPLES		18,640,843
ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
APA Corp.	17,522	709,466
Chevron Corp.	17,455	2,856,685
ConocoPhillips Co.	15,315	1,802,882
Coterra Energy, Inc.	31,837	876,791
EOG Resources, Inc.	9,626	1,275,734
Exxon Mobil Corp.	37,407	4,011,527
Marathon Oil Corp.	29,220	767,609
Occidental Petroleum Corp.	15,793	997,012
Texas Pacific Land Corp.	377	567,875
		13,865,581
FINANCIALS - 13.7%
Banks - 2.4%
Comerica, Inc.	32,257	1,740,588
East West Bancorp, Inc.	30,752	1,913,082
Popular, Inc.	33,675	2,443,121
Western Alliance Bancorp.	29,888	1,552,682
		7,649,473
Capital Markets - 3.5%
Ameriprise Financial, Inc.	7,549	2,630,449
Blackstone, Inc.	28,796	3,017,533
CME Group, Inc.	16,064	3,196,093
MSCI, Inc.	4,732	2,593,515
		11,437,590
Consumer Finance - 0.7%
Discover Financial Services	21,944	2,316,189
Financial Services - 3.9%
Essent Group Ltd.	53,660	2,661,536
MasterCard, Inc. Class A	12,252	4,830,719
Visa, Inc. Class A	21,922	5,211,517
		12,703,772
Insurance - 3.2%
Aon PLC	8,836	2,814,266
Kinsale Capital Group, Inc.	8,436	3,143,507
Principal Financial Group, Inc.	26,954	2,152,816
RLI Corp.	18,276	2,438,201
		10,548,790
TOTAL FINANCIALS		44,655,814
HEALTH CARE - 12.2%
Biotechnology - 4.6%
AbbVie, Inc.	28,599	4,277,838
Amgen, Inc.	12,916	3,024,281
Moderna, Inc. (a)	14,861	1,748,545
Regeneron Pharmaceuticals, Inc. (a)	3,715	2,756,196
Vertex Pharmaceuticals, Inc. (a)	9,128	3,216,160
		15,023,020
Health Care Providers & Services - 1.8%
UnitedHealth Group, Inc.	11,799	5,974,660
Life Sciences Tools & Services - 1.2%
Mettler-Toledo International, Inc. (a)	1,543	1,940,276
Waters Corp. (a)	6,770	1,869,942
		3,810,218
Pharmaceuticals - 4.6%
Johnson & Johnson	33,227	5,566,519
Merck & Co., Inc.	40,495	4,318,792
Pfizer, Inc.	92,172	3,323,722
Royalty Pharma PLC	58,724	1,842,759
		15,051,792
TOTAL HEALTH CARE		39,859,690
INDUSTRIALS - 9.8%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	4,617	2,060,890
Air Freight & Logistics - 1.2%
Expeditors International of Washington, Inc.	12,088	1,538,802
United Parcel Service, Inc. Class B	12,362	2,313,301
		3,852,103
Commercial Services & Supplies - 1.1%
Cintas Corp.	3,567	1,790,777
Copart, Inc. (a)	21,813	1,928,051
		3,718,828
Electrical Equipment - 0.5%
Atkore, Inc. (a)	9,470	1,502,605
Ground Transportation - 2.8%
CSX Corp.	55,743	1,857,357
Landstar System, Inc.	7,311	1,488,446
Norfolk Southern Corp.	6,847	1,599,391
Old Dominion Freight Lines, Inc.	4,173	1,750,532
Union Pacific Corp.	10,779	2,500,944
		9,196,670
Industrial Conglomerates - 0.7%
Honeywell International, Inc.	11,398	2,212,694
Machinery - 0.6%
Illinois Tool Works, Inc.	7,304	1,923,289
Professional Services - 1.3%
Paychex, Inc.	20,270	2,543,277
Verisk Analytics, Inc.	8,107	1,856,017
		4,399,294
Trading Companies & Distributors - 1.0%
Fastenal Co.	27,756	1,626,779
W.W. Grainger, Inc.	2,258	1,667,510
		3,294,289
TOTAL INDUSTRIALS		32,160,662
INFORMATION TECHNOLOGY - 26.2%
Communications Equipment - 1.2%
Cisco Systems, Inc.	75,095	3,907,944
IT Services - 1.2%
Accenture PLC Class A	12,144	3,841,754
Semiconductors & Semiconductor Equipment - 6.0%
Applied Materials, Inc.	23,891	3,621,637
Broadcom, Inc.	6,657	5,982,313
KLA Corp.	6,272	3,223,494
Lam Research Corp.	5,016	3,603,946
Texas Instruments, Inc.	18,599	3,347,820
		19,779,210
Software - 10.0%
Adobe, Inc. (a)	9,047	4,941,200
Cadence Design Systems, Inc. (a)	13,453	3,148,137
Fair Isaac Corp. (a)	3,301	2,766,139
Microsoft Corp.	65,428	21,978,574
		32,834,050
Technology Hardware, Storage & Peripherals - 7.8%
Apple, Inc.	129,208	25,382,905
TOTAL INFORMATION TECHNOLOGY		85,745,863
MATERIALS - 2.8%
Chemicals - 1.6%
CF Industries Holdings, Inc.	7,559	620,443
Dow, Inc.	14,009	791,088
Linde PLC	5,352	2,090,866
LyondellBasell Industries NV Class A	7,292	720,887
Olin Corp.	9,142	527,311
The Mosaic Co.	12,734	519,038
		5,269,633
Construction Materials - 0.2%
Eagle Materials, Inc.	3,691	680,510
Metals & Mining - 1.0%
Freeport-McMoRan, Inc.	22,765	1,016,457
Nucor Corp.	4,885	840,660
Reliance Steel & Aluminum Co.	2,643	774,029
Steel Dynamics, Inc.	5,375	572,868
		3,204,014
TOTAL MATERIALS		9,154,157
REAL ESTATE - 2.5%
Equity Real Estate Investment Trusts (REITs) - 2.5%
Agree Realty Corp.	8,170	529,253
Essex Property Trust, Inc.	2,862	697,040
Extra Space Storage, Inc.	4,459	622,343
Gaming & Leisure Properties	12,390	588,029
NNN (REIT), Inc.	13,134	560,559
Prologis (REIT), Inc.	11,257	1,404,311
Public Storage	3,012	848,631
Realty Income Corp.	13,065	796,573
Simon Property Group, Inc.	6,760	842,296
VICI Properties, Inc.	23,599	742,897
WP Carey, Inc.	8,254	557,393
		8,189,325
UTILITIES - 2.5%
Electric Utilities - 1.6%
FirstEnergy Corp.	20,692	815,058
IDACORP, Inc.	6,589	677,481
NextEra Energy, Inc.	24,243	1,777,012
NRG Energy, Inc.	21,151	803,526
Southern Co.	18,247	1,319,988
		5,393,065
Gas Utilities - 0.4%
National Fuel Gas Co.	12,386	657,820
ONE Gas, Inc. (b)	8,495	672,209
		1,330,029
Independent Power and Renewable Electricity Producers - 0.2%
Clearway Energy, Inc. Class C	20,548	542,673
Multi-Utilities - 0.3%
WEC Energy Group, Inc.	9,568	859,780
TOTAL UTILITIES		8,125,547
TOTAL COMMON STOCKS (Cost $297,911,498)		326,046,799

Money Market Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c)	508,726	508,828
Fidelity Securities Lending Cash Central Fund 5.32% (c)(d)	161,984	162,000
TOTAL MONEY MARKET FUNDS (Cost $670,828)		670,828

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $298,582,326)	326,717,627
NET OTHER ASSETS (LIABILITIES) - 0.0%	124,912
NET ASSETS - 100.0%	326,842,539

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	25	Sep 2023	576,813	36,579	36,579

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	291,681	6,686,052	6,468,905	15,656	-	-	508,828	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	3,524,275	24,641,385	28,003,660	37,353	-	-	162,000	0.0%
Total	3,815,956	31,327,437	34,472,565	53,009	-	-	670,828

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	28,127,494	28,127,494	-	-
Consumer Discretionary	37,521,823	37,521,823	-	-
Consumer Staples	18,640,843	18,640,843	-	-
Energy	13,865,581	13,865,581	-	-
Financials	44,655,814	44,655,814	-	-
Health Care	39,859,690	39,859,690	-	-
Industrials	32,160,662	32,160,662	-	-
Information Technology	85,745,863	85,745,863	-	-
Materials	9,154,157	9,154,157	-	-
Real Estate	8,189,325	8,189,325	-	-
Utilities	8,125,547	8,125,547	-	-

Money Market Funds	670,828	670,828	-	-
Total Investments in Securities:	326,717,627	326,717,627	-	-
Derivative Instruments:

Assets
Futures Contracts	36,579	36,579	-	-
Total Assets	36,579	36,579	-	-
Total Derivative Instruments:	36,579	36,579	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	36,579	0
Total Equity Risk	36,579	0
Total Value of Derivatives	36,579	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Quality Factor ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $158,260) - See accompanying schedule:
Unaffiliated issuers (cost $297,911,498)	$326,046,799
Fidelity Central Funds (cost $670,828)	670,828

Total Investment in Securities (cost $298,582,326)		$326,717,627
Segregated cash with brokers for derivative instruments		28,000
Cash		13,159
Dividends receivable		319,968
Distributions receivable from Fidelity Central Funds		2,020
Receivable for daily variation margin on futures contracts		1,000
Total assets		327,081,774
Liabilities
Accrued management fee	$77,235
Collateral on securities loaned	162,000
Total Liabilities		239,235
Net Assets		$326,842,539
Net Assets consist of:
Paid in capital		$322,500,604
Total accumulated earnings (loss)		4,341,935
Net Assets		$326,842,539
Net Asset Value, offering price and redemption price per share ($326,842,539 ÷ 6,250,000 shares)		$52.29

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$4,931,626
Income from Fidelity Central Funds (including $37,353 from security lending)		53,009
Total Income		4,984,635
Expenses
Management fee	$787,289
Independent trustees' fees and expenses	1,350
Total expenses before reductions	788,639
Expense reductions	(294)
Total expenses after reductions		788,345
Net Investment income (loss)		4,196,290
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(5,689,837)
Redemptions in-kind	6,599,514
Futures contracts	138,542
Total net realized gain (loss)		1,048,219
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	25,939,079
Futures contracts	3,454
Total change in net unrealized appreciation (depreciation)		25,942,533
Net gain (loss)		26,990,752
Net increase (decrease) in net assets resulting from operations		$31,187,042
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,196,290	$3,315,679
Net realized gain (loss)	1,048,219	31,054,201
Change in net unrealized appreciation (depreciation)	25,942,533	(49,818,448)
Net increase (decrease) in net assets resulting from operations	31,187,042	(15,448,568)
Distributions to shareholders	(4,025,350)	(3,437,350)

Share transactions
Proceeds from sales of shares	68,034,031	184,056,355
Cost of shares redeemed	(35,066,993)	(144,177,423)

Net increase (decrease) in net assets resulting from share transactions	32,967,038	39,878,932
Total increase (decrease) in net assets	60,128,730	20,993,014

Net Assets
Beginning of period	266,713,809	245,720,795
End of period	$326,842,539	$266,713,809

Other Information
Shares
Sold	1,450,000	3,600,000
Redeemed	(750,000)	(2,850,000)
Net increase (decrease)	700,000	750,000

Fidelity® Quality Factor ETF

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$48.06	$51.19	$38.19	$35.28	$33.47
Income from Investment Operations
Net investment income (loss) A,B	.72	.67	.62	.62	.58
Net realized and unrealized gain (loss)	4.20	(3.10)	13.00	2.90	1.77
Total from investment operations	4.92	(2.43)	13.62	3.52	2.35
Distributions from net investment income	(.69)	(.70)	(.62)	(.61)	(.54)
Total distributions	(.69)	(.70)	(.62)	(.61)	(.54)
Net asset value, end of period	$52.29	$48.06	$51.19	$38.19	$35.28
Total Return C,D	10.46%	(4.79)%	36.00%	10.26%	7.14%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.29%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.29%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.29%	.29%	.29%	.29%	.29%
Net investment income (loss)	1.54%	1.33%	1.39%	1.74%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$326,843	$266,714	$245,721	$147,022	$162,282
Portfolio turnover rate G,H	43%	38%	35%	41%	29%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CBased on net asset value.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GPortfolio turnover rate excludes securities received or delivered in-kind.

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Fidelity® Small-Mid Multifactor ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Small-Mid Multifactor ETF - NAV A	7.92%	9.49%
Fidelity® Small-Mid Multifactor ETF - Market Price B	7.79%	9.43%
Fidelity Small-Mid Multifactor Index℠ A	8.23%	9.83%
Dow Jones U.S. Completion Total Stock Market Index℠ A	10.44%	8.26%

A   From February 26, 2019

B  From February 28, 2019, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small-Mid Multifactor ETF - NAV, on February 26, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Small-Mid Multifactor Index℠ and Dow Jones U.S. Completion Total Stock Market Index℠ performed over the same period.

Fidelity® Small-Mid Multifactor ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.

Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2023, the exchange-traded fund's net asset value gained 7.92%, versus 8.23% for the Fidelity Small-Mid Multifactor Index TR. The ETF's market price returned 7.79% the past 12 months, while the Dow Jones U.S. Completion Total Stock Market Index gained 10.44%. By sector, industrials gained 20% and contributed most. Information technology stocks also helped, gaining just under 20%. The consumer discretionary sector rose 14%; materials and energy each advanced about 16%; and the financials (+4%) and consumer staples (+10%) sectors also gained. In contrast, health care, a significant sector weighting, returned about -5% and detracted most from the fund's result. Real estate (-8%) also hurt. Other detractors included the communication services (-13%) and utilities (-7%) sectors. Turning to individual stocks, the top contributor was Super Micro Computer (+259%), from the technology hardware & equipment group. Also in technology hardware & equipment, Jabil (+88%) helped. First Citizens Bancshares (+109%), a stock in the banks group, contributed. Steel Dynamics (+62%), from the materials category, and Axcelis Technologies (+188%), from the semiconductors & semiconductor equipment group, also bolstered the fund's result. Conversely, the biggest individual detractor was Lumen Technologies (-83%), from the telecommunication services group. Advance Auto Parts (-63%), from the consumer discretionary distribution & retail category, and Novocure (-61%), from the health care equipment & services category, also hurt. Lastly, in pharmaceuticals, biotechnology & life sciences, Catalent (-32%) and Maravai LifeSciences (-57%) detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Small-Mid Multifactor ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Super Micro Computer, Inc.	0.6
First Citizens Bancshares, Inc.	0.5
EQT Corp.	0.4
Jabil, Inc.	0.4
Deckers Outdoor Corp.	0.4
Dell Technologies, Inc.	0.3
Owens Corning	0.3
RPM International, Inc.	0.3
Brown-Forman Corp. Class B (non-vtg.)	0.3
Manhattan Associates, Inc.	0.3
3.8

Market Sectors (% of Fund's net assets)

Industrials	18.7
Financials	15.2
Consumer Discretionary	14.1
Information Technology	13.8
Health Care	12.5
Real Estate	6.0
Materials	5.0
Energy	4.8
Consumer Staples	3.8
Communication Services	3.1
Utilities	2.6

Asset Allocation (% of Fund's net assets)

Futures - 0.3%

Fidelity® Small-Mid Multifactor ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 0.7%
Cogent Communications Group, Inc.	2,473	151,447
Frontier Communications Parent, Inc. (a)	8,417	153,274
Iridium Communications, Inc.	4,548	238,997
Liberty Global PLC Class C (a)	14,005	276,739
Lumen Technologies, Inc.	39,877	71,380
		891,837
Entertainment - 0.5%
Madison Square Garden Sports Corp.	992	211,048
Sciplay Corp. (A Shares) (a)	7,090	138,964
World Wrestling Entertainment, Inc. Class A	2,208	231,840
		581,852
Interactive Media & Services - 0.6%
Yelp, Inc. (a)	4,782	215,429
Ziff Davis, Inc. (a)	2,192	158,964
ZipRecruiter, Inc. (a)	6,212	115,046
Zoominfo Technologies, Inc. (a)	9,518	243,375
		732,814
Media - 1.3%
Cable One, Inc.	232	167,954
John Wiley & Sons, Inc. Class A	3,150	107,825
News Corp. Class A	16,045	318,012
Nexstar Broadcasting Group, Inc. Class A	1,333	248,898
Scholastic Corp.	3,027	130,736
Sirius XM Holdings, Inc. (b)	35,630	181,713
TEGNA, Inc.	10,181	172,059
The New York Times Co. Class A	6,549	266,937
		1,594,134
TOTAL COMMUNICATION SERVICES		3,800,637
CONSUMER DISCRETIONARY - 14.1%
Automobile Components - 1.7%
Autoliv, Inc.	2,959	298,652
BorgWarner, Inc.	7,520	349,680
Dorman Products, Inc. (a)	1,741	147,445
Gentex Corp.	8,932	299,937
Gentherm, Inc. (a)	2,271	135,738
LCI Industries (b)	1,514	206,313
Lear Corp.	2,088	323,139
Phinia, Inc.	1,495	42,413
Visteon Corp. (a)	1,330	204,940
XPEL, Inc. (a)	1,885	153,119
		2,161,376
Automobiles - 0.5%
Harley-Davidson, Inc.	5,124	197,838
Thor Industries, Inc. (b)	2,284	263,779
Winnebago Industries, Inc.	2,340	160,992
		622,609
Broadline Retail - 0.4%
Dillard's, Inc. Class A (b)	353	121,093
Macy's, Inc.	10,650	176,684
Ollie's Bargain Outlet Holdings, Inc. (a)	3,232	235,548
		533,325
Diversified Consumer Services - 1.5%
ADT, Inc.	17,497	111,631
Adtalem Global Education, Inc. (a)	3,943	170,495
Chegg, Inc. (a)	8,162	82,681
Frontdoor, Inc. (a)	5,811	202,920
Graham Holdings Co.	255	149,621
Grand Canyon Education, Inc. (a)	1,638	177,805
H&R Block, Inc.	6,342	213,155
Perdoceo Education Corp.	9,163	122,326
Service Corp. International	4,940	329,251
Strategic Education, Inc.	1,673	125,642
Stride, Inc. (a)	3,575	136,601
		1,822,128
Hotels, Restaurants & Leisure - 2.1%
Bloomin' Brands, Inc.	6,525	175,327
Bowlero Corp. Class A (a)	8,797	106,708
Boyd Gaming Corp.	3,580	244,586
Choice Hotels International, Inc. (b)	1,516	198,217
Churchill Downs, Inc.	2,369	274,449
Cracker Barrel Old Country Store, Inc.	1,467	136,724
Monarch Casino & Resort, Inc.	1,777	123,182
Planet Fitness, Inc. (a)	3,192	215,588
RCI Hospitality Holdings, Inc.	1,419	98,975
Texas Roadhouse, Inc. Class A	2,564	286,014
Vail Resorts, Inc.	1,324	311,789
Wendy's Co.	8,851	190,208
Wingstop, Inc.	1,346	226,909
		2,588,676
Household Durables - 2.6%
Cavco Industries, Inc. (a)	590	174,434
Ethan Allen Interiors, Inc. (b)	4,322	136,013
KB Home	4,636	250,205
La-Z-Boy, Inc.	4,771	149,666
Leggett & Platt, Inc.	5,919	173,190
M.D.C. Holdings, Inc.	4,024	206,351
M/I Homes, Inc. (a)	2,400	240,000
Meritage Homes Corp.	1,778	264,833
Skyline Champion Corp. (a)	3,001	209,050
Taylor Morrison Home Corp. (a)	5,442	263,502
Tempur Sealy International, Inc.	6,326	282,329
Toll Brothers, Inc.	4,170	334,976
TopBuild Corp. (a)	1,243	340,495
TRI Pointe Homes, Inc. (a)	7,151	227,974
		3,253,018
Leisure Products - 1.0%
Acushnet Holdings Corp.	3,009	179,427
Brunswick Corp.	2,854	246,329
JAKKS Pacific, Inc. (a)	5,485	114,307
Malibu Boats, Inc. Class A (a)	2,197	131,710
MasterCraft Boat Holdings, Inc. (a)	4,096	125,542
Polaris, Inc.	2,158	293,143
Sturm, Ruger & Co., Inc.	2,366	125,280
		1,215,738
Specialty Retail - 2.9%
Academy Sports & Outdoors, Inc.	3,587	214,467
Advance Auto Parts, Inc.	2,053	152,723
Arko Corp.	15,345	127,977
Asbury Automotive Group, Inc. (a)	958	216,125
AutoNation, Inc. (a)	1,579	254,187
Dick's Sporting Goods, Inc.	2,069	291,729
Five Below, Inc. (a)	1,789	372,720
Foot Locker, Inc. (b)	4,199	112,827
Group 1 Automotive, Inc.	811	209,668
Haverty Furniture Companies, Inc.	3,431	122,144
Hibbett, Inc.	1,913	88,763
Monro, Inc.	2,801	102,657
Murphy U.S.A., Inc.	894	274,485
Penske Automotive Group, Inc. (b)	1,369	220,984
The Buckle, Inc.	3,220	117,723
Valvoline, Inc.	6,797	258,082
Williams-Sonoma, Inc. (b)	2,262	313,604
Winmark Corp.	466	169,372
		3,620,237
Textiles, Apparel & Luxury Goods - 1.4%
Capri Holdings Ltd. (a)	4,513	166,575
Columbia Sportswear Co.	1,962	154,233
Crocs, Inc. (a)	2,268	245,738
Deckers Outdoor Corp. (a)	852	463,224
Kontoor Brands, Inc.	3,382	143,262
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	5,278	293,351
Tapestry, Inc.	7,761	334,887
		1,801,270
TOTAL CONSUMER DISCRETIONARY		17,618,377
CONSUMER STAPLES - 3.8%
Beverages - 0.6%
Brown-Forman Corp. Class B (non-vtg.)	5,835	411,951
MGP Ingredients, Inc. (b)	1,576	179,680
National Beverage Corp. (a)	3,209	169,596
		761,227
Consumer Staples Distribution & Retail - 1.1%
Albertsons Companies, Inc.	9,177	199,416
BJ's Wholesale Club Holdings, Inc. (a)	4,604	305,291
Casey's General Stores, Inc.	1,359	343,365
Ingles Markets, Inc. Class A	1,598	135,510
Sprouts Farmers Market LLC (a)	6,035	236,874
Weis Markets, Inc. (b)	1,747	115,896
		1,336,352
Food Products - 1.3%
Cal-Maine Foods, Inc. (b)	3,053	141,018
Campbell Soup Co.	6,820	312,492
Flowers Foods, Inc.	8,607	212,679
Hostess Brands, Inc. Class A (a)	8,234	197,945
Ingredion, Inc.	2,638	293,504
John B. Sanfilippo & Son, Inc.	1,505	163,910
Lancaster Colony Corp.	1,086	209,196
Tootsie Roll Industries, Inc.	3,119	108,728
		1,639,472
Household Products - 0.2%
WD-40 Co. (b)	947	217,337
Personal Care Products - 0.5%
BellRing Brands, Inc. (a)	7,181	258,157
elf Beauty, Inc. (a)	2,904	338,955
		597,112
Tobacco - 0.1%
Vector Group Ltd.	12,113	158,923
TOTAL CONSUMER STAPLES		4,710,423
ENERGY - 4.8%
Energy Equipment & Services - 0.2%
Helmerich & Payne, Inc.	4,881	218,522
Oil, Gas & Consumable Fuels - 4.6%
Arch Resources, Inc.	1,174	150,789
Ardmore Shipping Corp.	8,924	125,650
California Resources Corp.	4,478	238,901
Chesapeake Energy Corp.	3,740	315,432
Chord Energy Corp.	1,752	274,784
Civitas Resources, Inc. (b)	3,009	225,254
Comstock Resources, Inc. (b)	11,801	150,463
CONSOL Energy, Inc.	2,746	204,632
CVR Energy, Inc.	4,284	157,394
Delek U.S. Holdings, Inc.	6,066	167,361
DT Midstream, Inc.	4,270	228,530
EQT Corp.	11,783	497,007
Evolution Petroleum Corp.	20,070	187,454
Gulfport Energy Corp. (a)	2,141	219,345
HF Sinclair Corp.	5,133	267,378
International Seaways, Inc.	3,951	169,458
Magnolia Oil & Gas Corp. Class A	8,825	195,474
Murphy Oil Corp.	6,065	262,433
Par Pacific Holdings, Inc. (a)	5,685	178,964
PBF Energy, Inc. Class A	5,457	258,880
PDC Energy, Inc.	3,882	294,605
Peabody Energy Corp.	6,710	150,572
Southwestern Energy Co. (a)	46,377	300,523
Talos Energy, Inc. (a)	7,704	123,264
Teekay Tankers Ltd.	4,241	184,950
Texas Pacific Land Corp.	196	295,235
		5,824,732
TOTAL ENERGY		6,043,254
FINANCIALS - 15.2%
Banks - 6.6%
1st Source Corp.	2,844	133,384
Amalgamated Financial Corp.	5,782	115,409
Ameris Bancorp	3,904	170,410
BancFirst Corp.	1,831	182,917
Bank First National Corp.	1,666	147,208
Banner Corp.	2,631	125,262
Cambridge Bancorp	1,660	102,156
Cathay General Bancorp	4,387	166,881
City Holding Co.	1,585	156,772
Columbia Banking Systems, Inc.	5,468	122,210
Comerica, Inc.	4,542	245,086
Commerce Bancshares, Inc.	4,356	231,652
Community Trust Bancorp, Inc.	3,142	120,590
CVB Financial Corp.	7,795	147,092
Dime Community Bancshares, Inc.	4,689	105,034
East West Bancorp, Inc.	4,661	289,961
Enterprise Financial Services Corp.	3,091	126,731
First Bancorp, Puerto Rico	12,686	188,387
First Citizens Bancshares, Inc.	419	599,715
First Financial Corp., Indiana	2,999	114,592
First Merchants Corp.	4,162	133,683
FNB Corp., Pennsylvania	16,391	209,641
Fulton Financial Corp.	10,812	154,612
Great Southern Bancorp, Inc.	2,306	127,591
Hancock Whitney Corp.	4,178	183,874
Hanmi Financial Corp.	5,767	109,573
Heritage Financial Corp., Washington	4,960	93,050
International Bancshares Corp.	3,767	186,994
Midland States Bancorp, Inc.	5,308	124,366
NBT Bancorp, Inc.	3,953	147,052
OFG Bancorp	5,282	176,894
Old Second Bancorp, Inc.	8,115	129,759
Peapack-Gladstone Financial Corp.	3,645	106,543
Popular, Inc.	3,348	242,897
Preferred Bank, Los Angeles	1,989	131,433
QCR Holdings, Inc.	2,666	136,579
S&T Bancorp, Inc.	4,223	133,362
Southstate Corp.	3,180	246,991
Stock Yards Bancorp, Inc.	2,639	126,171
Synovus Financial Corp.	6,032	204,485
Trico Bancshares	3,124	116,775
Trustco Bank Corp., New York	3,784	114,996
UMB Financial Corp.	2,311	164,081
United Bankshares, Inc., West Virginia	5,906	197,497
Valley National Bancorp	19,104	196,007
Webster Financial Corp.	6,087	288,037
WesBanco, Inc.	4,556	127,614
Westamerica Bancorp.	2,806	138,027
Wintrust Financial Corp.	2,655	223,976
		8,264,009
Capital Markets - 1.5%
Evercore, Inc. Class A	1,721	232,438
Federated Hermes, Inc.	4,934	166,917
GCM Grosvenor, Inc. Class A	14,210	111,549
Houlihan Lokey	2,340	233,649
Interactive Brokers Group, Inc.	3,797	331,592
Lazard Ltd. Class A	5,512	193,471
PJT Partners, Inc.	2,095	166,154
SEI Investments Co.	4,177	263,109
StoneX Group, Inc. (a)	1,800	165,618
		1,864,497
Consumer Finance - 0.4%
Enova International, Inc. (a)	3,047	167,859
FirstCash Holdings, Inc.	2,179	207,615
Nelnet, Inc. Class A	1,686	166,374
		541,848
Financial Services - 1.9%
A-Mark Precious Metals, Inc.	3,577	145,906
Cass Information Systems, Inc.	2,412	91,535
Enact Holdings, Inc.	5,619	152,837
Essent Group Ltd.	5,164	256,134
Euronet Worldwide, Inc. (a)	1,953	171,610
EVERTEC, Inc.	4,284	168,490
International Money Express, Inc. (a)	5,319	128,879
Jackson Financial, Inc.	3,955	130,594
Merchants Bancorp	4,540	143,509
MGIC Investment Corp.	15,205	254,532
Radian Group, Inc.	8,857	238,519
The Western Union Co.	16,023	195,160
Voya Financial, Inc.	3,927	291,619
		2,369,324
Insurance - 4.8%
American Equity Investment Life Holding Co.	4,148	222,623
American Financial Group, Inc.	2,456	298,674
Amerisafe, Inc.	2,687	140,046
Assurant, Inc.	2,091	281,260
Axis Capital Holdings Ltd.	3,733	205,763
Employers Holdings, Inc.	3,481	134,471
Erie Indemnity Co. Class A	1,058	234,834
Fidelity National Financial, Inc.	8,760	343,129
Genworth Financial, Inc. Class A (a)	32,539	190,679
Globe Life, Inc.	3,051	342,231
Hanover Insurance Group, Inc.	1,678	190,419
Kinsale Capital Group, Inc.	912	339,839
Loews Corp.	6,400	400,960
National Western Life Group, Inc.	511	215,473
Old Republic International Corp.	10,894	300,348
Primerica, Inc.	1,564	332,663
Reinsurance Group of America, Inc.	2,317	325,191
RenaissanceRe Holdings Ltd.	1,570	293,213
RLI Corp.	1,840	245,474
Safety Insurance Group, Inc.	1,748	125,856
Selective Insurance Group, Inc.	2,628	271,183
Unum Group	7,142	347,173
White Mountains Insurance Group Ltd.	141	218,130
		5,999,632
TOTAL FINANCIALS		19,039,310
HEALTH CARE - 12.5%
Biotechnology - 3.3%
ADMA Biologics, Inc. (a)	35,193	146,051
Akero Therapeutics, Inc. (a)	3,163	137,274
Alkermes PLC (a)	7,901	231,341
Amicus Therapeutics, Inc. (a)	14,279	194,480
Ars Pharmaceuticals, Inc. (a)	17,543	128,941
Catalyst Pharmaceutical Partners, Inc. (a)	9,596	132,713
Chinook Therapeutics, Inc. (a)	5,659	221,720
Cytokinetics, Inc. (a)	4,736	157,946
Deciphera Pharmaceuticals, Inc. (a)	7,858	106,240
Exelixis, Inc. (a)	13,791	271,821
Halozyme Therapeutics, Inc. (a)	5,209	223,779
Ionis Pharmaceuticals, Inc. (a)	6,003	248,704
Ironwood Pharmaceuticals, Inc. Class A (a)	13,212	146,521
Kiniksa Pharmaceuticals Ltd. (a)	8,974	169,070
Neurocrine Biosciences, Inc. (a)	3,208	326,863
Repligen Corp. (a)	1,745	299,372
Sarepta Therapeutics, Inc. (a)	2,919	316,390
Syndax Pharmaceuticals, Inc. (a)	5,545	118,219
United Therapeutics Corp. (a)	1,459	354,128
Vaxcyte, Inc. (a)	3,991	191,807
Vir Biotechnology, Inc. (a)	5,596	78,792
		4,202,172
Health Care Equipment & Supplies - 3.1%
Atrion Corp.	199	111,561
Axonics Modulation Technologies, Inc. (a)	2,997	180,929
Embecta Corp.	5,378	114,767
Globus Medical, Inc. (a)	3,204	193,105
Haemonetics Corp. (a)	2,484	229,124
Integer Holdings Corp. (a)	2,325	215,016
Integra LifeSciences Holdings Corp. (a)	3,555	161,646
Lantheus Holdings, Inc. (a)	3,469	300,034
LeMaitre Vascular, Inc.	2,796	176,791
Masimo Corp. (a)	1,742	213,047
Merit Medical Systems, Inc. (a)	2,862	213,706
Novocure Ltd. (a)	3,224	105,231
PROCEPT BioRobotics Corp. (a)	3,711	127,807
QuidelOrtho Corp. (a)	2,467	215,517
Shockwave Medical, Inc. (a)	1,420	370,052
Teleflex, Inc.	1,484	372,736
TransMedics Group, Inc. (a)	2,445	227,825
UFP Technologies, Inc. (a)	1,206	234,766
Zynex, Inc. (a)(b)	8,754	85,439
		3,849,099
Health Care Providers & Services - 3.4%
Acadia Healthcare Co., Inc. (a)	3,444	272,179
Addus HomeCare Corp. (a)	1,434	131,311
Amedisys, Inc. (a)	1,944	176,593
AMN Healthcare Services, Inc. (a)	2,109	225,979
Chemed Corp.	556	289,726
Corvel Corp. (a)	828	169,376
Cross Country Healthcare, Inc. (a)	4,744	122,395
DaVita HealthCare Partners, Inc. (a)	2,590	264,154
DocGo, Inc. Class A (a)	13,573	113,877
Encompass Health Corp.	4,128	272,572
HealthEquity, Inc. (a)	3,863	262,452
Henry Schein, Inc. (a)	4,315	339,979
National Healthcare Corp.	2,198	129,726
National Research Corp. Class A	2,881	123,624
Option Care Health, Inc. (a)	7,448	251,593
Premier, Inc.	6,123	169,913
Select Medical Holdings Corp.	6,198	186,002
The Ensign Group, Inc.	2,475	239,753
U.S. Physical Therapy, Inc.	1,425	165,685
Universal Health Services, Inc. Class B	2,199	305,573
		4,212,462
Health Care Technology - 0.5%
Computer Programs & Systems, Inc. (a)	4,339	113,769
Doximity, Inc. (a)(b)	5,480	195,800
HealthStream, Inc.	5,398	121,347
Simulations Plus, Inc. (b)	3,148	156,770
		587,686
Life Sciences Tools & Services - 0.5%
Bruker Corp.	3,828	263,060
Maravai LifeSciences Holdings, Inc. (a)	10,035	113,496
Medpace Holdings, Inc. (a)	1,050	265,829
		642,385
Pharmaceuticals - 1.7%
Amphastar Pharmaceuticals, Inc. (a)	4,625	280,691
Catalent, Inc. (a)	6,057	293,886
Corcept Therapeutics, Inc. (a)	6,938	176,780
Harmony Biosciences Holdings, Inc. (a)	3,085	109,116
Innoviva, Inc. (a)	10,533	142,722
Jazz Pharmaceuticals PLC (a)	2,146	279,881
Organon & Co.	9,478	208,326
Perrigo Co. PLC	6,156	225,556
Prestige Brands Holdings, Inc. (a)	3,052	199,021
Supernus Pharmaceuticals, Inc. (a)	4,005	122,913
Ventyx Biosciences, Inc. (a)	3,362	124,562
		2,163,454
TOTAL HEALTH CARE		15,657,258
INDUSTRIALS - 18.7%
Aerospace & Defense - 1.1%
BWX Technologies, Inc.	3,698	255,162
Curtiss-Wright Corp.	1,462	279,768
Hexcel Corp.	3,299	233,173
Huntington Ingalls Industries, Inc.	1,355	311,203
Moog, Inc. Class A	1,731	182,517
Parsons Corp. (a)	3,072	151,818
		1,413,641
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	3,584	359,045
Forward Air Corp.	1,498	178,022
Hub Group, Inc. Class A (a)	1,847	166,470
		703,537
Building Products - 2.3%
A.O. Smith Corp.	4,266	309,840
AAON, Inc.	2,216	233,256
Allegion PLC	2,786	325,572
Apogee Enterprises, Inc.	2,652	131,354
CSW Industrials, Inc.	1,044	188,494
Griffon Corp.	3,512	146,521
Lennox International, Inc.	1,082	397,570
MasterBrand, Inc.	13,514	166,898
Owens Corning	3,066	429,209
Simpson Manufacturing Co. Ltd.	1,853	292,774
UFP Industries, Inc.	2,404	247,035
		2,868,523
Commercial Services & Supplies - 1.6%
Brady Corp. Class A	2,905	149,840
Casella Waste Systems, Inc. Class A (a)	2,398	193,495
Clean Harbors, Inc. (a)	1,899	315,728
CoreCivic, Inc. (a)	12,342	119,717
Ennis, Inc.	5,416	116,661
MSA Safety, Inc.	1,548	256,968
Rollins, Inc.	7,964	325,170
Tetra Tech, Inc.	1,825	308,808
The GEO Group, Inc. (a)	11,502	85,920
UniFirst Corp.	836	135,683
		2,007,990
Construction & Engineering - 1.9%
AECOM	4,264	370,968
Arcosa, Inc.	2,784	214,869
Comfort Systems U.S.A., Inc.	1,633	284,093
EMCOR Group, Inc.	1,742	374,600
MasTec, Inc. (a)	2,350	276,713
MDU Resources Group, Inc.	7,772	171,917
MYR Group, Inc. (a)	1,395	198,871
Northwest Pipe Co. (a)	2,959	96,404
Sterling Construction Co., Inc. (a)	3,520	211,165
Valmont Industries, Inc.	792	209,682
		2,409,282
Electrical Equipment - 1.1%
Acuity Brands, Inc.	1,254	207,211
Atkore, Inc. (a)	1,643	260,695
Encore Wire Corp.	1,008	172,056
nVent Electric PLC	6,305	333,408
Regal Rexnord Corp.	2,119	330,945
		1,304,315
Ground Transportation - 0.8%
Knight-Swift Transportation Holdings, Inc. Class A	5,176	314,442
Landstar System, Inc.	1,356	276,068
Marten Transport Ltd.	5,798	131,383
Universal Logistics Holdings, Inc.	2,889	89,819
Werner Enterprises, Inc.	3,390	159,398
		971,110
Machinery - 4.4%
AGCO Corp.	2,150	286,165
Alamo Group, Inc.	872	168,959
Albany International Corp. Class A	1,598	153,855
Allison Transmission Holdings, Inc.	4,305	252,660
Crane Co.	1,923	180,166
Crane Nxt Co.	1,932	114,278
Donaldson Co., Inc.	4,324	271,677
ESAB Corp.	2,811	193,116
ESCO Technologies, Inc.	1,603	161,182
Federal Signal Corp.	3,225	197,015
Franklin Electric Co., Inc.	1,955	193,193
Graco, Inc.	5,161	409,422
Hillenbrand, Inc.	3,636	188,854
ITT, Inc.	2,939	292,724
Kadant, Inc.	738	164,463
Lincoln Electric Holdings, Inc.	1,873	375,930
Lindsay Corp.	911	120,735
Mueller Industries, Inc.	2,727	221,051
RBC Bearings, Inc. (a)	1,056	238,709
SPX Technologies, Inc. (a)	2,332	197,311
Standex International Corp.	1,119	166,250
Terex Corp.	3,461	202,918
Timken Co.	2,648	245,893
Toro Co.	3,201	325,382
Watts Water Technologies, Inc. Class A	1,206	224,955
		5,546,863
Marine Transportation - 0.2%
Matson, Inc.	2,285	213,556
Professional Services - 3.4%
Barrett Business Services, Inc.	1,208	109,602
CACI International, Inc. Class A (a)	857	300,327
CBIZ, Inc. (a)	3,244	171,575
Concentrix Corp.	1,644	136,847
CSG Systems International, Inc.	2,423	125,003
ExlService Holdings, Inc. (a)	1,357	191,269
Exponent, Inc.	2,100	188,118
FTI Consulting, Inc. (a)	1,400	245,224
Genpact Ltd.	5,993	216,287
Huron Consulting Group, Inc. (a)	1,926	182,142
ICF International, Inc.	1,356	159,452
Insperity, Inc.	1,693	199,181
KBR, Inc.	5,031	309,356
Kforce, Inc.	2,215	140,520
Korn Ferry	2,971	156,512
Manpower, Inc.	2,251	177,559
Maximus, Inc.	2,779	232,769
NV5 Global, Inc. (a)	1,011	110,755
Paylocity Holding Corp. (a)	1,387	314,641
Resources Connection, Inc.	6,457	103,183
Robert Half, Inc.	3,560	263,974
Science Applications International Corp.	2,202	267,191
		4,301,487
Trading Companies & Distributors - 1.3%
Applied Industrial Technologies, Inc.	1,556	225,604
Boise Cascade Co.	2,177	225,298
McGrath RentCorp.	1,521	146,594
MSC Industrial Direct Co., Inc. Class A	2,196	221,620
Rush Enterprises, Inc. Class A	2,739	177,159
Triton International Ltd.	2,716	228,986
Watsco, Inc. (b)	1,059	400,503
		1,625,764
TOTAL INDUSTRIALS		23,366,068
INFORMATION TECHNOLOGY - 13.8%
Communications Equipment - 1.1%
Ciena Corp. (a)	5,372	226,698
Clearfield, Inc. (a)(b)	1,796	83,945
Digi International, Inc. (a)	3,757	157,531
F5, Inc. (a)	2,009	317,904
Harmonic, Inc. (a)	9,665	144,202
Juniper Networks, Inc.	10,591	294,430
NetScout Systems, Inc. (a)	4,846	135,446
		1,360,156
Electronic Equipment, Instruments & Components - 4.4%
Advanced Energy Industries, Inc.	1,912	239,344
Arrow Electronics, Inc. (a)	2,176	310,167
Avnet, Inc.	4,330	210,005
Badger Meter, Inc.	1,561	257,003
Bel Fuse, Inc. Class B (non-vtg.)	3,027	162,399
Belden, Inc.	2,219	214,444
Cognex Corp.	5,717	312,263
CTS Corp.	3,020	134,783
ePlus, Inc. (a)	2,626	147,975
Fabrinet (a)	1,620	200,297
Insight Enterprises, Inc. (a)	1,607	235,731
IPG Photonics Corp. (a)	1,644	216,104
Jabil, Inc.	4,297	475,549
Littelfuse, Inc.	944	287,542
Methode Electronics, Inc. Class A	2,969	99,877
Napco Security Technologies, Inc.	4,177	156,554
National Instruments Corp.	4,885	288,215
Novanta, Inc. (a)	1,422	251,552
OSI Systems, Inc. (a)	1,473	175,626
PC Connection, Inc.	2,369	114,683
Plexus Corp. (a)	1,694	166,842
Sanmina Corp. (a)	2,970	182,536
TD SYNNEX Corp.	1,962	193,669
TTM Technologies, Inc. (a)	8,886	127,603
Vishay Intertechnology, Inc.	7,315	205,917
Vishay Precision Group, Inc. (a)	2,780	104,000
		5,470,680
IT Services - 0.6%
Amdocs Ltd.	3,833	358,922
DXC Technology Co. (a)	8,727	241,302
Hackett Group, Inc.	5,324	123,783
		724,007
Semiconductors & Semiconductor Equipment - 2.6%
Amkor Technology, Inc.	5,763	167,646
Axcelis Technologies, Inc. (a)	1,635	327,785
Cirrus Logic, Inc. (a)	2,358	190,526
Diodes, Inc. (a)	2,139	202,114
Kulicke & Soffa Industries, Inc.	3,139	187,963
Lattice Semiconductor Corp. (a)	4,341	394,771
NVE Corp. (b)	1,607	127,290
Onto Innovation, Inc. (a)	2,336	290,412
Photronics, Inc. (a)	6,985	184,753
Power Integrations, Inc.	2,455	238,479
Qorvo, Inc. (a)	3,250	357,565
Rambus, Inc. (a)	4,813	301,342
Universal Display Corp.	1,743	254,269
		3,224,915
Software - 3.9%
A10 Networks, Inc.	8,158	126,612
ACI Worldwide, Inc. (a)	6,286	145,772
Adeia, Inc.	12,178	146,380
Agilysys, Inc. (a)	1,749	128,779
Alarm.com Holdings, Inc. (a)	2,971	164,029
Aspen Technology, Inc. (a)	1,169	208,667
Bentley Systems, Inc. Class B	6,891	371,287
Black Knight, Inc. (a)	5,196	365,383
BlackLine, Inc. (a)	2,594	150,660
Box, Inc. Class A (a)	6,268	195,875
CommVault Systems, Inc. (a)	2,623	204,410
Dolby Laboratories, Inc. Class A	2,671	236,677
DoubleVerify Holdings, Inc. (a)	5,494	231,297
Dropbox, Inc. Class A (a)	10,392	280,064
Dynatrace, Inc. (a)	6,777	370,634
Manhattan Associates, Inc. (a)	2,155	410,786
Model N, Inc. (a)	3,450	114,954
Progress Software Corp.	2,860	171,772
Qualys, Inc. (a)	1,640	227,632
SPS Commerce, Inc. (a)	1,553	280,146
Teradata Corp. (a)	5,229	297,269
		4,829,085
Technology Hardware, Storage & Peripherals - 1.2%
Dell Technologies, Inc.	8,265	437,384
Pure Storage, Inc. Class A (a)	9,773	361,503
Super Micro Computer, Inc. (a)	2,340	772,821
		1,571,708
TOTAL INFORMATION TECHNOLOGY		17,180,551
MATERIALS - 5.0%
Chemicals - 2.0%
American Vanguard Corp.	5,258	94,959
Balchem Corp.	1,464	197,259
Chase Corp.	1,251	157,488
Huntsman Corp.	7,176	213,630
Ingevity Corp. (a)	2,001	128,104
Innospec, Inc.	1,465	156,960
NewMarket Corp.	439	198,296
Olin Corp.	4,482	258,522
RPM International, Inc.	3,994	412,620
Sensient Technologies Corp.	2,271	145,435
Stepan Co.	1,391	133,286
The Chemours Co. LLC	6,277	232,123
Westlake Corp.	1,607	220,963
		2,549,645
Construction Materials - 0.3%
Eagle Materials, Inc.	1,514	279,136
Knife River Holding Co.	1,928	83,810
		362,946
Containers & Packaging - 1.4%
Aptargroup, Inc.	2,344	284,702
Berry Global Group, Inc.	4,386	287,590
Graphic Packaging Holding Co.	11,223	271,597
Greif, Inc. Class A	2,155	159,405
Myers Industries, Inc.	5,210	102,168
Silgan Holdings, Inc.	3,768	165,227
Sonoco Products Co. (b)	3,859	226,292
WestRock Co.	8,582	285,695
		1,782,676
Metals & Mining - 1.0%
Alpha Metallurgical Resources	972	168,370
Commercial Metals Co.	4,474	256,002
Royal Gold, Inc.	2,276	273,439
Ryerson Holding Corp.	3,121	132,611
United States Steel Corp. (b)	8,798	224,349
Warrior Metropolitan Coal, Inc.	3,906	172,841
		1,227,612
Paper & Forest Products - 0.3%
Louisiana-Pacific Corp.	3,047	231,968
Sylvamo Corp.	2,926	143,579
		375,547
TOTAL MATERIALS		6,298,426
REAL ESTATE - 6.0%
Equity Real Estate Investment Trusts (REITs) - 5.9%
Agree Realty Corp.	3,202	207,426
American Homes 4 Rent Class A	9,389	351,900
Americold Realty Trust	8,822	286,009
Apartment Income (REIT) Corp.	5,640	194,806
Apartment Investment & Management Co. Class A	15,334	127,732
Apple Hospitality (REIT), Inc.	9,888	153,264
Brixmor Property Group, Inc.	10,518	239,179
Broadstone Net Lease, Inc.	8,931	145,575
CareTrust (REIT), Inc.	6,589	136,985
City Office REIT, Inc.	10,102	55,258
Corporate Office Properties Trust (SBI)	5,857	152,282
Cousins Properties, Inc.	6,634	162,069
CubeSmart	6,944	301,092
EastGroup Properties, Inc.	1,496	265,061
Equity Commonwealth	6,055	118,617
Essential Properties Realty Trust, Inc.	6,808	167,136
Federal Realty Investment Trust (SBI)	2,430	246,694
First Industrial Realty Trust, Inc.	4,611	238,389
Four Corners Property Trust, Inc.	5,068	133,288
Getty Realty Corp.	3,537	114,316
Kilroy Realty Corp.	4,521	161,400
Lamar Advertising Co. Class A	2,761	272,511
LTC Properties, Inc.	3,315	111,251
LXP Industrial Trust (REIT)	13,996	140,940
Medical Properties Trust, Inc. (b)	20,372	205,553
National Health Investors, Inc.	2,524	138,593
NexPoint Diversified Real Estate Trust	7,728	90,340
NNN (REIT), Inc.	5,894	251,556
Omega Healthcare Investors, Inc.	8,253	263,271
Phillips Edison & Co., Inc. (b)	5,300	187,143
Physicians Realty Trust	10,755	158,529
Potlatch Corp.	3,651	195,803
Regency Centers Corp.	4,775	312,906
Rexford Industrial Realty, Inc.	5,450	300,241
Sabra Health Care REIT, Inc.	11,839	153,789
Spirit Realty Capital, Inc.	5,223	210,644
Stag Industrial, Inc.	6,488	235,514
Terreno Realty Corp.	2,890	171,493
Universal Health Realty Income Trust (SBI)	1,896	90,496
		7,449,051
Real Estate Management & Development - 0.1%
The RMR Group, Inc.	3,289	77,555
TOTAL REAL ESTATE		7,526,606
UTILITIES - 2.6%
Electric Utilities - 1.4%
Allete, Inc.	2,898	166,432
Hawaiian Electric Industries, Inc.	4,804	184,426
IDACORP, Inc.	2,058	211,604
NRG Energy, Inc.	8,055	306,009
OGE Energy Corp.	7,013	253,520
Otter Tail Corp. (b)	2,487	201,472
Pinnacle West Capital Corp.	3,830	317,201
PNM Resources, Inc.	4,010	179,728
		1,820,392
Gas Utilities - 0.5%
National Fuel Gas Co.	3,808	202,243
New Jersey Resources Corp.	4,101	183,315
ONE Gas, Inc. (b)	2,430	192,286
		577,844
Independent Power and Renewable Electricity Producers - 0.2%
Clearway Energy, Inc. Class C	5,552	146,628
Ormat Technologies, Inc. (b)	2,184	177,559
		324,187
Multi-Utilities - 0.4%
Black Hills Corp.	2,845	171,639
NorthWestern Energy Corp.	3,047	172,064
Unitil Corp.	2,317	120,577
		464,280
Water Utilities - 0.1%
Artesian Resources Corp. Class A	1,879	85,607
TOTAL UTILITIES		3,272,310
TOTAL COMMON STOCKS (Cost $116,197,908)		124,513,220

Money Market Funds - 3.7%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c)	217,373	217,417
Fidelity Securities Lending Cash Central Fund 5.32% (c)(d)	4,431,607	4,432,050
TOTAL MONEY MARKET FUNDS (Cost $4,649,467)		4,649,467

TOTAL INVESTMENT IN SECURITIES - 103.3% (Cost $120,847,375)	129,162,687
NET OTHER ASSETS (LIABILITIES) - (3.3)%	(4,186,491)
NET ASSETS - 100.0%	124,976,196

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	4	Sep 2023	402,720	12,952	12,952

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	79,549	4,084,812	3,946,944	4,938	-	-	217,417	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	1,034,050	16,294,733	12,896,733	18,149	-	-	4,432,050	0.0%
Total	1,113,599	20,379,545	16,843,677	23,087	-	-	4,649,467

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	3,800,637	3,800,637	-	-
Consumer Discretionary	17,618,377	17,618,377	-	-
Consumer Staples	4,710,423	4,710,423	-	-
Energy	6,043,254	6,043,254	-	-
Financials	19,039,310	19,039,310	-	-
Health Care	15,657,258	15,657,258	-	-
Industrials	23,366,068	23,366,068	-	-
Information Technology	17,180,551	17,180,551	-	-
Materials	6,298,426	6,298,426	-	-
Real Estate	7,526,606	7,526,606	-	-
Utilities	3,272,310	3,272,310	-	-

Money Market Funds	4,649,467	4,649,467	-	-
Total Investments in Securities:	129,162,687	129,162,687	-	-
Derivative Instruments:

Assets
Futures Contracts	12,952	12,952	-	-
Total Assets	12,952	12,952	-	-
Total Derivative Instruments:	12,952	12,952	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	12,952	0
Total Equity Risk	12,952	0
Total Value of Derivatives	12,952	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Small-Mid Multifactor ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $4,357,805) - See accompanying schedule:
Unaffiliated issuers (cost $116,197,908)	$124,513,220
Fidelity Central Funds (cost $4,649,467)	4,649,467

Total Investment in Securities (cost $120,847,375)		$129,162,687
Segregated cash with brokers for derivative instruments		12,400
Foreign currency held at value (cost $1,224)		1,201
Receivable for investments sold		203,986
Dividends receivable		51,195
Distributions receivable from Fidelity Central Funds		4,916
Receivable for daily variation margin on futures contracts		2,256
Other receivables		1,096
Total assets		129,439,737
Liabilities
Payable to custodian bank	$2,992
Accrued management fee	28,499
Collateral on securities loaned	4,432,050
Total Liabilities		4,463,541
Net Assets		$124,976,196
Net Assets consist of:
Paid in capital		$125,109,278
Total accumulated earnings (loss)		(133,082)
Net Assets		$124,976,196
Net Asset Value, offering price and redemption price per share ($124,976,196 ÷ 3,600,000 shares)		$34.72

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$1,784,686
Income from Fidelity Central Funds (including $18,149 from security lending)		23,087
Total Income		1,807,773
Expenses
Management fee	$270,645
Independent trustees' fees and expenses	441
Total expenses before reductions	271,086
Expense reductions	(405)
Total expenses after reductions		270,681
Net Investment income (loss)		1,537,092
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,649,594)
Redemptions in-kind	95,289
Foreign currency transactions	(3,159)
Futures contracts	(14,920)
Total net realized gain (loss)		(2,572,384)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	10,090,207
Assets and liabilities in foreign currencies	(25)
Futures contracts	4,090
Total change in net unrealized appreciation (depreciation)		10,094,272
Net gain (loss)		7,521,888
Net increase (decrease) in net assets resulting from operations		$9,058,980
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,537,092	$888,934
Net realized gain (loss)	(2,572,384)	5,306,202
Change in net unrealized appreciation (depreciation)	10,094,272	(9,612,227)
Net increase (decrease) in net assets resulting from operations	9,058,980	(3,417,091)
Distributions to shareholders	(1,518,700)	(905,700)

Share transactions
Proceeds from sales of shares	48,425,159	67,940,474
Cost of shares redeemed	(2,938,248)	(59,607,816)

Net increase (decrease) in net assets resulting from share transactions	45,486,911	8,332,658
Total increase (decrease) in net assets	53,027,191	4,009,867

Net Assets
Beginning of period	71,949,005	67,939,138
End of period	$124,976,196	$71,949,005

Other Information
Shares
Sold	1,500,000	2,000,000
Redeemed	(100,000)	(1,800,000)
Net increase (decrease)	1,400,000	200,000

Fidelity® Small-Mid Multifactor ETF

Years ended July 31,	2023	2022	2021	2020	2019 A
Selected Per-Share Data
Net asset value, beginning of period	$32.70	$33.97	$23.90	$25.50	$24.85
Income from Investment Operations
Net investment income (loss) B,C	.53	.45	.38	.31	.18
Net realized and unrealized gain (loss)	2.01	(1.26)	10.11	(1.58)	.64
Total from investment operations	2.54	(.81)	10.49	(1.27)	.82
Distributions from net investment income	(.52)	(.46)	(.42)	(.33)	(.17)
Total distributions	(.52)	(.46)	(.42)	(.33)	(.17)
Net asset value, end of period	$34.72	$32.70	$33.97	$23.90	$25.50
Total Return D,E,F	7.92%	(2.35)%	44.21%	(4.90)%	3.35%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.29%	.29%	.29%	.29%	.29% I
Expenses net of fee waivers, if any	.29%	.29%	.29%	.29%	.29% I
Expenses net of all reductions	.29%	.29%	.29%	.29%	.29% I
Net investment income (loss)	1.65%	1.35%	1.23%	1.32%	1.70% I
Supplemental Data
Net assets, end of period (000 omitted)	$124,976	$71,949	$67,939	$19,117	$7,650
Portfolio turnover rate J,K	65%	60%	61%	52%	2% L

AFor the period February 26, 2019 (commencement of operations) through July 31, 2019.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

EBased on net asset value.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

LAmount not annualized.

Fidelity® Stocks for Inflation ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Stocks for Inflation ETF - NAV A	7.77%	10.73%
Fidelity® Stocks for Inflation ETF - Market Price B	7.80%	10.66%
Fidelity Stocks for Inflation Factor Index℠ A	8.09%	11.10%
Russell 1000® Index A	12.95%	12.92%

A   From November 5, 2019

B  From November 7, 2019, date initially listed on the Cboe BZX Exchange, Inc.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Stocks for Inflation ETF - NAV, on November 5, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Stocks for Inflation Factor Index℠ and Russell 1000® Index performed over the same period.

Fidelity® Stocks for Inflation ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.

Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2023, the exchange-traded fund's net asset value gained 7.77%, versus 8.09% for the Fidelity Stocks for Inflation Factor Index. The ETF's market price returned 7.80% the past 12 months, while the Russell 1000 Index increased 12.95%. By sector, information technology gained roughly 19% and contributed most. Exposure to financials stocks also helped (+20%). Materials rose 16% and industrials advanced 17%, propelled by capital goods (+30%) firms. Consumer discretionary companies gained 13%. Other notable contributors included the health care (+2%), consumer staples (+2%) and energy (+0.4%) sectors. Conversely, utilities returned -13% and detracted most. Communication services (-10%) and real estate (0%) stocks also hurt. Turning to individual holdings, the top contributor was Apple (+22%), from the technology hardware & equipment group. Stakes in Steel Dynamics (+33%) and Nucor (+30%), within the materials category, also helped the fund's performance. Exposure to Microsoft (+21%), from the software & services industry, proved beneficial as well. Lastly, Eli Lilly (+42%), from the pharmaceuticals, biotechnology & life sciences category, further boosted the fund's return. In contrast, the biggest individual detractor was Lumen Technologies (-63%), from the telecommunication services industry. An allocation to Tyson Foods (-29%), within the food, beverage & tobacco category, also hurt. Among pharmaceuticals, biotechnology & life sciences firms, Pfizer (-25%) and Moderna (-27%) detracted as well. Lastly, National Fuel Gas (-24%), a stock in the utilities industry, also was detrimental to performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Stocks for Inflation ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	6.2
Microsoft Corp.	5.3
Exxon Mobil Corp.	2.5
Nucor Corp.	2.5
CF Industries Holdings, Inc.	2.4
Eli Lilly & Co.	2.2
Steel Dynamics, Inc.	2.2
ConocoPhillips Co.	2.0
Philip Morris International, Inc.	1.9
PBF Energy, Inc. Class A	1.8
29.0

Market Sectors (% of Fund's net assets)

Information Technology	20.7
Health Care	18.1
Consumer Staples	10.5
Financials	9.5
Energy	9.2
Materials	7.1
Industrials	5.8
Consumer Discretionary	5.8
Real Estate	4.9
Utilities	4.4
Communication Services	3.7

Asset Allocation (% of Fund's net assets)

Futures - 0.2%

Fidelity® Stocks for Inflation ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 3.7%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	16,454	238,912
Iridium Communications, Inc.	25,231	1,325,889
		1,564,801
Interactive Media & Services - 2.2%
Alphabet, Inc. Class A (a)	14,980	1,988,146
Meta Platforms, Inc. Class A (a)	3,534	1,125,932
Ziff Davis, Inc. (a)	1,800	130,536
		3,244,614
Media - 0.5%
Comcast Corp. Class A	9,088	411,323
Nexstar Broadcasting Group, Inc. Class A	810	151,243
TEGNA, Inc.	8,200	138,580
		701,146
TOTAL COMMUNICATION SERVICES		5,510,561
CONSUMER DISCRETIONARY - 5.8%
Broadline Retail - 0.3%
Macy's, Inc.	26,664	442,356
Diversified Consumer Services - 0.4%
H&R Block, Inc.	16,633	559,035
Hotels, Restaurants & Leisure - 1.3%
McDonald's Corp.	3,865	1,133,218
Yum! Brands, Inc.	5,541	762,829
		1,896,047
Household Durables - 0.5%
Taylor Morrison Home Corp. (a)	17,337	839,458
Specialty Retail - 3.3%
Academy Sports & Outdoors, Inc.	10,416	622,773
AutoZone, Inc. (a)	299	742,034
Murphy U.S.A., Inc.	2,491	764,812
O'Reilly Automotive, Inc. (a)	918	849,875
The Home Depot, Inc.	3,884	1,296,635
Ulta Beauty, Inc. (a)	1,326	589,805
		4,865,934
TOTAL CONSUMER DISCRETIONARY		8,602,830
CONSUMER STAPLES - 10.5%
Food Products - 3.4%
Archer Daniels Midland Co.	30,312	2,575,308
General Mills, Inc.	32,850	2,455,209
		5,030,517
Household Products - 3.5%
Colgate-Palmolive Co.	34,630	2,640,884
Kimberly-Clark Corp.	19,127	2,469,296
		5,110,180
Tobacco - 3.6%
Altria Group, Inc.	56,074	2,546,881
Philip Morris International, Inc.	28,100	2,802,132
		5,349,013
TOTAL CONSUMER STAPLES		15,489,710
ENERGY - 9.2%
Oil, Gas & Consumable Fuels - 9.2%
ConocoPhillips Co.	24,692	2,906,742
Exxon Mobil Corp.	35,040	3,757,690
Occidental Petroleum Corp.	38,628	2,438,586
PBF Energy, Inc. Class A	56,716	2,690,607
Texas Pacific Land Corp.	1,187	1,787,978
		13,581,603
FINANCIALS - 9.5%
Banks - 0.9%
First Citizens Bancshares, Inc.	983	1,406,968
Capital Markets - 0.7%
Goldman Sachs Group, Inc.	2,728	970,813
Consumer Finance - 1.0%
Discover Financial Services	6,908	729,139
Synchrony Financial	20,740	716,360
		1,445,499
Financial Services - 3.7%
Essent Group Ltd.	17,088	847,565
Fiserv, Inc. (a)	5,697	719,018
MasterCard, Inc. Class A	3,583	1,412,705
MGIC Investment Corp.	52,954	886,450
Visa, Inc. Class A	6,577	1,563,550
		5,429,288
Insurance - 3.2%
American International Group, Inc.	14,202	856,097
Everest Re Group Ltd.	2,273	819,439
MetLife, Inc.	12,092	761,433
Principal Financial Group, Inc.	8,533	681,531
RLI Corp.	5,819	776,313
Unum Group	18,647	906,431
		4,801,244
TOTAL FINANCIALS		14,053,812
HEALTH CARE - 18.1%
Biotechnology - 8.3%
AbbVie, Inc.	16,347	2,445,184
Amgen, Inc.	7,792	1,824,497
Gilead Sciences, Inc.	22,289	1,697,084
Moderna, Inc. (a)	9,392	1,105,063
Regeneron Pharmaceuticals, Inc. (a)	2,311	1,714,554
United Therapeutics Corp. (a)	5,742	1,393,698
Vertex Pharmaceuticals, Inc. (a)	5,685	2,003,053
		12,183,133
Health Care Providers & Services - 3.5%
Cardinal Health, Inc.	19,905	1,820,710
Humana, Inc.	3,412	1,558,704
McKesson Corp.	4,460	1,794,704
		5,174,118
Pharmaceuticals - 6.3%
Bristol-Myers Squibb Co.	27,532	1,712,215
Eli Lilly & Co.	7,213	3,278,669
Merck & Co., Inc.	23,100	2,463,615
Pfizer, Inc.	52,821	1,904,725
		9,359,224
TOTAL HEALTH CARE		26,716,475
INDUSTRIALS - 5.8%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	1,750	781,148
Northrop Grumman Corp.	1,654	736,030
		1,517,178
Building Products - 1.8%
Builders FirstSource, Inc. (a)	7,637	1,103,012
Owens Corning	6,209	869,198
UFP Industries, Inc.	6,436	661,363
		2,633,573
Electrical Equipment - 0.5%
Atkore, Inc. (a)	4,481	711,000
Machinery - 0.9%
Mueller Industries, Inc.	9,003	729,783
Snap-On, Inc.	2,506	682,735
		1,412,518
Professional Services - 1.1%
Automatic Data Processing, Inc.	3,020	746,725
ExlService Holdings, Inc. (a)	2,483	349,979
Paychex, Inc.	4,366	547,802
		1,644,506
Trading Companies & Distributors - 0.5%
Triton International Ltd.	8,675	731,389
TOTAL INDUSTRIALS		8,650,164
INFORMATION TECHNOLOGY - 20.7%
Communications Equipment - 0.7%
Cisco Systems, Inc.	20,371	1,060,107
IT Services - 2.5%
Accenture PLC Class A	3,247	1,027,188
Amdocs Ltd.	4,748	444,603
DXC Technology Co. (a)	14,652	405,128
Gartner, Inc. (a)	1,416	500,683
IBM Corp.	5,674	818,077
VeriSign, Inc. (a)	2,127	448,691
		3,644,370
Semiconductors & Semiconductor Equipment - 4.8%
Analog Devices, Inc.	3,809	760,010
Broadcom, Inc.	1,865	1,675,982
Enphase Energy, Inc. (a)	2,216	336,455
KLA Corp.	1,411	725,183
Microchip Technology, Inc.	6,497	610,328
ON Semiconductor Corp. (a)	6,303	679,148
Qualcomm, Inc.	6,315	834,654
Rambus, Inc. (a)	9,642	603,686
Texas Instruments, Inc.	4,886	879,480
		7,104,926
Software - 6.5%
Cadence Design Systems, Inc. (a)	2,989	699,456
Dropbox, Inc. Class A (a)	17,749	478,336
Fair Isaac Corp. (a)	673	563,954
Microsoft Corp.	23,322	7,834,326
		9,576,072
Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	46,392	9,113,708
TOTAL INFORMATION TECHNOLOGY		30,499,183
MATERIALS - 7.1%
Chemicals - 2.4%
CF Industries Holdings, Inc.	43,531	3,573,024
Metals & Mining - 4.7%
Nucor Corp.	21,537	3,706,302
Steel Dynamics, Inc.	29,536	3,147,947
		6,854,249
TOTAL MATERIALS		10,427,273
REAL ESTATE - 4.9%
Equity Real Estate Investment Trusts (REITs) - 4.9%
Gaming & Leisure Properties	46,530	2,208,314
Omega Healthcare Investors, Inc.	82,579	2,634,270
VICI Properties, Inc.	74,430	2,343,056
		7,185,640
UTILITIES - 4.4%
Electric Utilities - 1.7%
NRG Energy, Inc.	66,729	2,535,035
Gas Utilities - 1.5%
National Fuel Gas Co.	40,057	2,127,427
Independent Power and Renewable Electricity Producers - 1.2%
Clearway Energy, Inc. Class C	67,285	1,776,997
TOTAL UTILITIES		6,439,459
TOTAL COMMON STOCKS (Cost $141,771,314)		147,156,710

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (b) (Cost $107,212)	107,190	107,212

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $141,878,526)	147,263,922
NET OTHER ASSETS (LIABILITIES) - 0.2%	234,916
NET ASSETS - 100.0%	147,498,838

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	1	Sep 2023	230,725	13,260	13,260

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	111,694	6,933,617	6,938,099	4,447	-	-	107,212	0.0%
Total	111,694	6,933,617	6,938,099	4,447	-	-	107,212

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	5,510,561	5,510,561	-	-
Consumer Discretionary	8,602,830	8,602,830	-	-
Consumer Staples	15,489,710	15,489,710	-	-
Energy	13,581,603	13,581,603	-	-
Financials	14,053,812	14,053,812	-	-
Health Care	26,716,475	26,716,475	-	-
Industrials	8,650,164	8,650,164	-	-
Information Technology	30,499,183	30,499,183	-	-
Materials	10,427,273	10,427,273	-	-
Real Estate	7,185,640	7,185,640	-	-
Utilities	6,439,459	6,439,459	-	-

Money Market Funds	107,212	107,212	-	-
Total Investments in Securities:	147,263,922	147,263,922	-	-
Derivative Instruments:

Assets
Futures Contracts	13,260	13,260	-	-
Total Assets	13,260	13,260	-	-
Total Derivative Instruments:	13,260	13,260	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	13,260	0
Total Equity Risk	13,260	0
Total Value of Derivatives	13,260	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Stocks for Inflation ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $141,771,314)	$147,156,710
Fidelity Central Funds (cost $107,212)	107,212

Total Investment in Securities (cost $141,878,526)		$147,263,922
Segregated cash with brokers for derivative instruments		11,200
Cash		42,543
Receivable for investments sold		1,661,661
Dividends receivable		232,558
Distributions receivable from Fidelity Central Funds		377
Receivable for daily variation margin on futures contracts		400
Total assets		149,212,661
Liabilities
Payable for fund shares redeemed	$1,676,123
Accrued management fee	37,700
Total Liabilities		1,713,823
Net Assets		$147,498,838
Net Assets consist of:
Paid in capital		$162,971,612
Total accumulated earnings (loss)		(15,472,774)
Net Assets		$147,498,838
Net Asset Value, offering price and redemption price per share ($147,498,838 ÷ 4,400,000 shares)		$33.52

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$4,658,104
Income from Fidelity Central Funds		4,447
Total Income		4,662,551
Expenses
Management fee	$602,121
Independent trustees' fees and expenses	1,094
Total expenses before reductions	603,215
Expense reductions	(328)
Total expenses after reductions		602,887
Net Investment income (loss)		4,059,664
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(14,017,400)
Redemptions in-kind	2,066,581
Futures contracts	8,736
Total net realized gain (loss)		(11,942,083)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	19,409,648
Futures contracts	13,260
Total change in net unrealized appreciation (depreciation)		19,422,908
Net gain (loss)		7,480,825
Net increase (decrease) in net assets resulting from operations		$11,540,489
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,059,664	$2,664,450
Net realized gain (loss)	(11,942,083)	4,384,711
Change in net unrealized appreciation (depreciation)	19,422,908	(16,922,706)
Net increase (decrease) in net assets resulting from operations	11,540,489	(9,873,545)
Distributions to shareholders	(4,166,950)	(2,544,600)

Share transactions
Proceeds from sales of shares	7,889,065	327,785,389
Cost of shares redeemed	(128,142,495)	(101,071,269)

Net increase (decrease) in net assets resulting from share transactions	(120,253,430)	226,714,120
Total increase (decrease) in net assets	(112,879,891)	214,295,975

Net Assets
Beginning of period	260,378,729	46,082,754
End of period	$147,498,838	$260,378,729

Other Information
Shares
Sold	250,000	9,900,000
Redeemed	(4,050,000)	(3,200,000)
Net increase (decrease)	(3,800,000)	6,700,000

Fidelity® Stocks for Inflation ETF

Years ended July 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$31.75	$30.72	$24.07	$24.94
Income from Investment Operations
Net investment income (loss) B,C	.61	.54	.39	.38
Net realized and unrealized gain (loss)	1.80	1.00 D	7.08	(.90)
Total from investment operations	2.41	1.54	7.47	(.52)
Distributions from net investment income	(.64)	(.51)	(.82)	(.35)
Total distributions	(.64)	(.51)	(.82)	(.35)
Net asset value, end of period	$33.52	$31.75	$30.72	$24.07
Total Return E,F,G	7.77%	5.03%	31.78%	(1.88)%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.29%	.29%	.29%	.29% J,K
Expenses net of fee waivers, if any	.29%	.29%	.29%	.29% J,K
Expenses net of all reductions	.29%	.29%	.29%	.29% J,K
Net investment income (loss)	1.95%	1.68%	1.34%	2.16% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$147,499	$260,379	$46,083	$3,610
Portfolio turnover rate L,M	105%	76%	52%	65% N

AFor the period November 5, 2019 (commencement of operations) through July 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

ETotal returns for periods of less than one year are not annualized.

FBased on net asset value.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JProxy expenses are not annualized.

KAnnualized.

LPortfolio turnover rate excludes securities received or delivered in-kind.

MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

NAmount not annualized.

Fidelity® U.S. Multifactor ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® U.S. Multifactor ETF - NAV A	10.78%	12.46%
Fidelity® U.S. Multifactor ETF - Market Price B	10.69%	12.98%
Fidelity U.S. Multifactor Index℠ A	11.13%	12.82%
Russell 1000® Index A	12.95%	12.15%

A   From September 15, 2020

B  From September 17, 2020, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® U.S. Multifactor ETF - NAV, on September 15, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Multifactor Index℠ and Russell 1000® Index performed over the same period.

Fidelity® U.S. Multifactor ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.

Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2023, the exchange-traded fund's net asset value gained 10.78%, versus 11.13% for the Fidelity U.S. Multifactor Index TR. The ETF's market price returned 10.69% the past 12 months, while the Russell 1000 Index gained 12.95%. By sector, information technology gained 20% and contributed most. Financials stocks also helped (+17%). Consumer discretionary rose 16%, industrials gained 11%, and communication services advanced 10%. Other contributors included the health care (+5%), energy (+9%), materials (+12%) and consumer staples (+4%) sectors. In contrast, real estate returned approximately -15% and detracted most. Utilities (-16%) also hurt. Turning to individual stocks, the top contributor was Apple (+22%), from the technology hardware & equipment industry. In software & services, Microsoft gained 21% and also helped. Broadcom, within the semiconductors & semiconductor equipment group, gained roughly 69% and further lifted the fund. Other notable contributors included Arch Capital (+65%), a stock in the insurance category, and Alphabet (+14%), from the media & entertainment industry. Conversely, the biggest individual detractor was Pfizer (-26%), from the pharmaceuticals, biotechnology & life sciences category. Another notable detractor was Dollar General (-25%), a stock in the consumer staples distribution & retail industry. In utilities, National Fuel Gas returned about -24%. W.P. Carey, within the equity real estate investment trusts (REITs) industry, returned roughly -19% and hurt the fund's result. Lastly, AT&T, within the telecommunication services industry, returned -23%.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® U.S. Multifactor ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	7.5
Microsoft Corp.	6.4
Alphabet, Inc. Class A	4.1
Eli Lilly & Co.	1.7
Johnson & Johnson	1.6
Procter & Gamble Co.	1.6
Exxon Mobil Corp.	1.6
The Home Depot, Inc.	1.6
Broadcom, Inc.	1.4
McDonald's Corp.	1.4
28.9

Market Sectors (% of Fund's net assets)

Information Technology	24.2
Financials	15.3
Health Care	13.2
Industrials	11.1
Consumer Discretionary	9.8
Communication Services	7.9
Consumer Staples	6.4
Energy	4.3
Materials	2.7
Real Estate	2.6
Utilities	2.3

Asset Allocation (% of Fund's net assets)

Futures - 0.1%

Fidelity® U.S. Multifactor ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.9%
Diversified Telecommunication Services - 0.5%
AT&T, Inc.	13,298	193,087
Entertainment - 0.7%
Activision Blizzard, Inc.	2,534	235,054
Interactive Media & Services - 4.5%
Alphabet, Inc. Class A (a)	10,759	1,427,934
Ziff Davis, Inc. (a)	1,649	119,585
		1,547,519
Media - 2.2%
Comcast Corp. Class A	7,223	326,913
Fox Corp. Class A	4,649	155,509
Nexstar Broadcasting Group, Inc. Class A	737	137,613
TEGNA, Inc.	7,563	127,815
		747,850
TOTAL COMMUNICATION SERVICES		2,723,510
CONSUMER DISCRETIONARY - 9.8%
Diversified Consumer Services - 1.4%
H&R Block, Inc.	6,935	233,085
Service Corp. International	3,756	250,337
		483,422
Hotels, Restaurants & Leisure - 2.3%
McDonald's Corp.	1,617	474,104
Yum! Brands, Inc.	2,308	317,742
		791,846
Household Durables - 1.0%
Lennar Corp. Class A	2,682	340,158
Specialty Retail - 5.1%
Academy Sports & Outdoors, Inc.	4,342	259,608
AutoZone, Inc. (a)	125	310,215
Murphy U.S.A., Inc.	1,037	318,390
O'Reilly Automotive, Inc. (a)	382	353,652
The Home Depot, Inc.	1,630	544,159
		1,786,024
TOTAL CONSUMER DISCRETIONARY		3,401,450
CONSUMER STAPLES - 6.4%
Consumer Staples Distribution & Retail - 0.7%
Dollar General Corp.	1,336	225,597
Food Products - 0.7%
The Hershey Co.	1,091	252,359
Household Products - 3.2%
Colgate-Palmolive Co.	3,771	287,576
Kimberly-Clark Corp.	2,024	261,298
Procter & Gamble Co.	3,560	556,428
		1,105,302
Tobacco - 1.8%
Altria Group, Inc.	6,319	287,009
Philip Morris International, Inc.	3,479	346,926
		633,935
TOTAL CONSUMER STAPLES		2,217,193
ENERGY - 4.3%
Oil, Gas & Consumable Fuels - 4.3%
ConocoPhillips Co.	2,733	321,729
Coterra Energy, Inc.	8,316	229,023
Exxon Mobil Corp.	5,114	548,425
Texas Pacific Land Corp.	103	155,149
Valero Energy Corp.	1,743	224,690
		1,479,016
FINANCIALS - 15.3%
Banks - 0.9%
Popular, Inc.	4,277	310,296
Financial Services - 5.6%
Essent Group Ltd.	6,816	338,074
Fiserv, Inc. (a)	1,615	203,829
Jack Henry & Associates, Inc.	702	117,634
MasterCard, Inc. Class A	1,015	400,194
MGIC Investment Corp.	21,108	353,348
The Western Union Co.	8,469	103,152
Visa, Inc. Class A	1,863	442,891
		1,959,122
Insurance - 8.8%
AFLAC, Inc.	4,799	347,160
Arch Capital Group Ltd. (a)	5,167	401,424
Chubb Ltd.	1,762	360,170
Everest Re Group Ltd.	906	326,622
Progressive Corp.	2,694	339,390
RLI Corp.	2,323	309,911
The Travelers Companies, Inc.	1,835	316,739
Unum Group	7,436	361,464
W.R. Berkley Corp.	4,646	286,612
		3,049,492
TOTAL FINANCIALS		5,318,910
HEALTH CARE - 13.2%
Biotechnology - 5.1%
AbbVie, Inc.	2,859	427,649
Amgen, Inc.	1,261	295,263
Gilead Sciences, Inc.	3,521	268,089
Regeneron Pharmaceuticals, Inc. (a)	358	265,604
United Therapeutics Corp. (a)	817	198,302
Vertex Pharmaceuticals, Inc. (a)	878	309,355
		1,764,262
Health Care Providers & Services - 1.3%
AMN Healthcare Services, Inc. (a)	2,009	215,264
Molina Healthcare, Inc. (a)	712	216,797
		432,061
Pharmaceuticals - 6.8%
Bristol-Myers Squibb Co.	4,535	282,032
Eli Lilly & Co.	1,264	574,551
Johnson & Johnson	3,384	566,922
Merck & Co., Inc.	4,053	432,252
Pfizer, Inc.	9,206	331,968
Royalty Pharma PLC	5,505	172,747
		2,360,472
TOTAL HEALTH CARE		4,556,795
INDUSTRIALS - 11.1%
Aerospace & Defense - 2.2%
Lockheed Martin Corp.	866	386,556
Northrop Grumman Corp.	818	364,010
		750,566
Air Freight & Logistics - 1.0%
Expeditors International of Washington, Inc.	2,722	346,511
Commercial Services & Supplies - 1.1%
Waste Management, Inc.	2,357	386,053
Electrical Equipment - 1.0%
Atkore, Inc. (a)	2,216	351,613
Machinery - 3.2%
Allison Transmission Holdings, Inc.	6,800	399,092
Mueller Industries, Inc.	4,451	360,798
Snap-On, Inc.	1,237	337,008
		1,096,898
Professional Services - 2.6%
Automatic Data Processing, Inc.	855	211,407
ExlService Holdings, Inc. (a)	703	99,088
Genpact Ltd.	2,604	93,978
Paychex, Inc.	1,237	155,206
Science Applications International Corp.	2,994	363,292
		922,971
TOTAL INDUSTRIALS		3,854,612
INFORMATION TECHNOLOGY - 24.2%
Communications Equipment - 0.9%
Cisco Systems, Inc.	5,776	300,583
IT Services - 2.6%
Accenture PLC Class A	920	291,042
Akamai Technologies, Inc. (a)	1,415	133,718
Amdocs Ltd.	1,344	125,852
IBM Corp.	1,607	231,697
VeriSign, Inc. (a)	603	127,203
		909,512
Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices, Inc.	1,080	215,492
Broadcom, Inc.	528	474,487
KLA Corp.	400	205,580
Texas Instruments, Inc.	1,385	249,300
		1,144,859
Software - 9.5%
Adobe, Inc. (a)	684	373,580
Cadence Design Systems, Inc. (a)	846	197,972
Fair Isaac Corp. (a)	190	159,214
Microsoft Corp.	6,612	2,221,103
Qualys, Inc. (a)	976	135,469
Synopsys, Inc. (a)	444	200,599
		3,287,937
Technology Hardware, Storage & Peripherals - 7.9%
Apple, Inc.	13,151	2,583,519
HP, Inc.	4,542	149,114
		2,732,633
TOTAL INFORMATION TECHNOLOGY		8,375,524
MATERIALS - 2.7%
Chemicals - 0.9%
CF Industries Holdings, Inc.	3,686	302,547
Metals & Mining - 0.9%
Nucor Corp.	1,909	328,520
Paper & Forest Products - 0.9%
Louisiana-Pacific Corp.	4,214	320,812
TOTAL MATERIALS		951,879
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.6%
Public Storage	1,157	325,985
VICI Properties, Inc.	10,043	316,154
WP Carey, Inc.	3,964	267,689
		909,828
UTILITIES - 2.3%
Gas Utilities - 0.8%
National Fuel Gas Co.	5,073	269,427
Independent Power and Renewable Electricity Producers - 0.6%
Clearway Energy, Inc. Class C	8,510	224,749
Multi-Utilities - 0.9%
Consolidated Edison, Inc.	3,338	316,643
TOTAL UTILITIES		810,819
TOTAL COMMON STOCKS (Cost $31,653,505)		34,599,536

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (b) (Cost $18,721)	18,717	18,721

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $31,672,226)	34,618,257
NET OTHER ASSETS (LIABILITIES) - 0.1%	34,950
NET ASSETS - 100.0%	34,653,207

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	2	Sep 2023	46,145	2,260	2,260

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	-	450,393	431,672	189	-	-	18,721	0.0%
Total	-	450,393	431,672	189	-	-	18,721

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	2,723,510	2,723,510	-	-
Consumer Discretionary	3,401,450	3,401,450	-	-
Consumer Staples	2,217,193	2,217,193	-	-
Energy	1,479,016	1,479,016	-	-
Financials	5,318,910	5,318,910	-	-
Health Care	4,556,795	4,556,795	-	-
Industrials	3,854,612	3,854,612	-	-
Information Technology	8,375,524	8,375,524	-	-
Materials	951,879	951,879	-	-
Real Estate	909,828	909,828	-	-
Utilities	810,819	810,819	-	-

Money Market Funds	18,721	18,721	-	-
Total Investments in Securities:	34,618,257	34,618,257	-	-
Derivative Instruments:

Assets
Futures Contracts	2,260	2,260	-	-
Total Assets	2,260	2,260	-	-
Total Derivative Instruments:	2,260	2,260	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	2,260	0
Total Equity Risk	2,260	0
Total Value of Derivatives	2,260	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® U.S. Multifactor ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $31,653,505)	$34,599,536
Fidelity Central Funds (cost $18,721)	18,721

Total Investment in Securities (cost $31,672,226)		$34,618,257
Segregated cash with brokers for derivative instruments		2,240
Cash		14,846
Dividends receivable		25,700
Distributions receivable from Fidelity Central Funds		82
Receivable for daily variation margin on futures contracts		80
Total assets		34,661,205
Liabilities
Accrued management fee	$7,998
Total Liabilities		7,998
Net Assets		$34,653,207
Net Assets consist of:
Paid in capital		$32,802,229
Total accumulated earnings (loss)		1,850,978
Net Assets		$34,653,207
Net Asset Value, offering price and redemption price per share ($34,653,207 ÷ 1,300,000 shares)		$26.66

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$442,256
Income from Fidelity Central Funds		189
Total Income		442,445
Expenses
Management fee	$66,133
Independent trustees' fees and expenses	104
Total expenses before reductions	66,237
Expense reductions	(172)
Total expenses after reductions		66,065
Net Investment income (loss)		376,380
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(702,633)
Redemptions in-kind	650,191
Futures contracts	1,292
Total net realized gain (loss)		(51,150)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	2,839,986
Futures contracts	2,260
Total change in net unrealized appreciation (depreciation)		2,842,246
Net gain (loss)		2,791,096
Net increase (decrease) in net assets resulting from operations		$3,167,476
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$376,380	$236,930
Net realized gain (loss)	(51,150)	433,050
Change in net unrealized appreciation (depreciation)	2,842,246	(1,195,944)
Net increase (decrease) in net assets resulting from operations	3,167,476	(525,964)
Distributions to shareholders	(365,300)	(235,000)

Share transactions
Proceeds from sales of shares	20,841,939	9,088,569
Cost of shares redeemed	(3,667,295)	(5,142,624)

Net increase (decrease) in net assets resulting from share transactions	17,174,644	3,945,945
Total increase (decrease) in net assets	19,976,820	3,184,981

Net Assets
Beginning of period	14,676,387	11,491,406
End of period	$34,653,207	$14,676,387

Other Information
Shares
Sold	850,000	350,000
Redeemed	(150,000)	(200,000)
Net increase (decrease)	700,000	150,000

Fidelity® U.S. Multifactor ETF

Years ended July 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$24.46	$25.54	$20.09
Income from Investment Operations
Net investment income (loss) B,C	.41	.41	.31 D
Net realized and unrealized gain (loss)	2.19	(1.09)	5.62
Total from investment operations	2.60	(.68)	5.93
Distributions from net investment income	(.40)	(.40)	(.48)
Total distributions	(.40)	(.40)	(.48)
Net asset value, end of period	$26.66	$24.46	$25.54
Total Return E,F,G	10.78%	(2.64)%	29.94%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.29%	.29%	.29% J
Expenses net of fee waivers, if any	.29%	.29%	.29% J
Expenses net of all reductions	.29%	.29%	.29% J
Net investment income (loss)	1.66%	1.63%	1.56% D,J
Supplemental Data
Net assets, end of period (000 omitted)	$34,653	$14,676	$11,491
Portfolio turnover rate K,L	45%	46%	30% M

AFor the period September 15, 2020 (commencement of operations) through July 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.33%.

EBased on net asset value.

FTotal returns for periods of less than one year are not annualized.

GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LPortfolio turnover rate excludes securities received or delivered in-kind.

MAmount not annualized.

Fidelity® Value Factor ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Past 5 years	Life of Fund
Fidelity® Value Factor ETF - NAV A	12.33%	10.54%	12.67%
Fidelity® Value Factor ETF - Market Price B	12.37%	10.51%	12.75%
Fidelity U.S. Value Factor Index℠ A	12.64%	10.85%	13.00%
Russell 1000® Index A	12.95%	11.92%	13.38%

A   From September 12, 2016

B  From September 15, 2016, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Factor ETF - NAV, on September 12, 2016, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Value Factor Index℠ and Russell 1000® Index performed over the same period.

Fidelity® Value Factor ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.

Comments from the Geode Capital Management, LLC, passive equity index team:
For the fiscal year ending July 31, 2023, the exchange-traded fund's (ETF) net asset value returned 12.33%, and its market price returned 12.37%, versus the 12.64% advance for the Fidelity U.S. Value Factor Index TR and 12.95% return for the Russell 1000 Index. By sector, information technology gained about 15% and contributed most. Communication services stocks also helped (+27%), while industrials rose 23%, boosted by capital goods (+35%). In contrast, real estate returned about -7% and detracted most. This group was hampered by the equity real estate investment trusts (REITS) industry (-7%). Health care (0%) also hurt, hampered by the health care equipment & services industry (-6%). Turning to individual stocks, the top contributor was Apple (+22%), from the technology hardware & equipment category. Microsoft (+21%), from the software & services group, also boosted the fund. In media & entertainment, Meta Platforms (+100%) and Alphabet (+14%) helped. Conversely, the biggest individual detractor was Pfizer (-26%), from the pharmaceuticals, biotechnology & life sciences category. Also in pharmaceuticals, biotechnology & life sciences, Moderna (-28%) hurt. Intel (-21%), from the semiconductors & semiconductor equipment category, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Value Factor ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	8.0
Microsoft Corp.	6.9
Alphabet, Inc. Class A	4.0
Amazon.com, Inc.	3.4
Meta Platforms, Inc. Class A	2.3
Berkshire Hathaway, Inc. Class B	2.0
Broadcom, Inc.	2.0
UnitedHealth Group, Inc.	1.8
Visa, Inc. Class A	1.7
Johnson & Johnson	1.7
33.8

Market Sectors (% of Fund's net assets)

Information Technology	25.6
Financials	14.5
Health Care	12.2
Consumer Discretionary	11.1
Industrials	9.3
Communication Services	8.8
Consumer Staples	5.8
Energy	4.5
Real Estate	2.7
Materials	2.7
Utilities	2.5

Asset Allocation (% of Fund's net assets)

Futures - 0.3%

Fidelity® Value Factor ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.8%
Diversified Telecommunication Services - 0.4%
Liberty Global PLC Class A (a)	91,894	1,706,472
Interactive Media & Services - 6.3%
Alphabet, Inc. Class A (a)	159,560	21,176,803
Meta Platforms, Inc. Class A (a)	38,230	12,180,078
		33,356,881
Media - 2.1%
Comcast Corp. Class A	100,151	4,532,834
Fox Corp. Class A	59,535	1,991,446
Nexstar Broadcasting Group, Inc. Class A	9,368	1,749,193
Paramount Global Class B (b)	81,421	1,305,179
TEGNA, Inc.	95,759	1,618,327
		11,196,979
TOTAL COMMUNICATION SERVICES		46,260,332
CONSUMER DISCRETIONARY - 11.1%
Automobiles - 1.3%
Ford Motor Co.	249,342	3,293,808
General Motors Co.	86,760	3,328,981
		6,622,789
Broadline Retail - 3.8%
Amazon.com, Inc. (a)	136,668	18,269,778
Macy's, Inc.	120,611	2,000,936
		20,270,714
Diversified Consumer Services - 0.5%
H&R Block, Inc. (b)	75,141	2,525,489
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc. (a)	1,647	4,892,908
McDonald's Corp.	20,053	5,879,540
		10,772,448
Household Durables - 2.2%
Lennar Corp. Class A	29,815	3,781,436
Taylor Morrison Home Corp. (a)	78,082	3,780,730
Toll Brothers, Inc.	47,678	3,829,974
		11,392,140
Specialty Retail - 1.3%
The Home Depot, Inc.	21,259	7,097,105
TOTAL CONSUMER DISCRETIONARY		58,680,685
CONSUMER STAPLES - 5.8%
Consumer Staples Distribution & Retail - 0.6%
Kroger Co.	65,190	3,170,842
Food Products - 1.7%
Archer Daniels Midland Co.	38,042	3,232,048
Bunge Ltd.	27,855	3,027,003
Tyson Foods, Inc. Class A	43,002	2,396,071
		8,655,122
Household Products - 2.0%
Kimberly-Clark Corp.	23,929	3,089,234
Procter & Gamble Co.	47,759	7,464,732
		10,553,966
Tobacco - 1.5%
Altria Group, Inc.	77,075	3,500,747
Philip Morris International, Inc.	44,217	4,409,319
		7,910,066
TOTAL CONSUMER STAPLES		30,289,996
ENERGY - 4.5%
Oil, Gas & Consumable Fuels - 4.5%
Chevron Corp.	28,639	4,687,059
ConocoPhillips Co.	25,231	2,970,193
Coterra Energy, Inc.	53,116	1,462,815
EQT Corp.	38,178	1,610,348
Exxon Mobil Corp.	61,273	6,570,917
Marathon Oil Corp.	48,782	1,281,503
Marathon Petroleum Corp.	14,793	1,967,765
PBF Energy, Inc. Class A (b)	28,186	1,337,144
Valero Energy Corp.	12,870	1,659,072
		23,546,816
FINANCIALS - 14.5%
Banks - 4.2%
Bank of America Corp.	158,332	5,066,624
Citigroup, Inc.	73,266	3,491,858
JPMorgan Chase & Co.	55,198	8,719,076
Wells Fargo & Co.	101,946	4,705,827
		21,983,385
Capital Markets - 0.7%
Goldman Sachs Group, Inc.	11,165	3,973,289
Consumer Finance - 2.0%
Ally Financial, Inc.	76,397	2,333,164
Capital One Financial Corp.	25,779	3,016,659
Discover Financial Services	25,109	2,650,255
Synchrony Financial	73,322	2,532,542
		10,532,620
Financial Services - 6.4%
Berkshire Hathaway, Inc. Class B (a)	30,797	10,839,312
Essent Group Ltd.	59,067	2,929,723
MGIC Investment Corp.	182,688	3,058,197
PayPal Holdings, Inc. (a)	60,151	4,560,649
The Western Union Co.	281,742	3,431,618
Visa, Inc. Class A	37,874	9,003,786
		33,823,285
Insurance - 1.2%
American International Group, Inc.	52,644	3,173,380
Unum Group	64,809	3,150,365
		6,323,745
TOTAL FINANCIALS		76,636,324
HEALTH CARE - 12.2%
Biotechnology - 1.8%
AbbVie, Inc.	45,644	6,827,430
Moderna, Inc. (a)	23,414	2,754,891
		9,582,321
Health Care Providers & Services - 4.9%
Centene Corp. (a)	53,929	3,672,026
CVS Health Corp.	55,910	4,175,918
Elevance Health, Inc.	10,067	4,747,899
Humana, Inc.	8,526	3,894,933
UnitedHealth Group, Inc.	18,936	9,588,622
		26,079,398
Pharmaceuticals - 5.5%
Bristol-Myers Squibb Co.	73,368	4,562,756
Johnson & Johnson	53,322	8,933,035
Merck & Co., Inc.	64,649	6,894,816
Pfizer, Inc.	147,049	5,302,587
Viatris, Inc.	293,988	3,095,694
		28,788,888
TOTAL HEALTH CARE		64,450,607
INDUSTRIALS - 9.3%
Aerospace & Defense - 0.7%
Lockheed Martin Corp.	7,950	3,548,642
Air Freight & Logistics - 0.7%
United Parcel Service, Inc. Class B	21,166	3,960,794
Building Products - 1.9%
Builders FirstSource, Inc. (a)	29,120	4,205,802
Owens Corning	23,486	3,287,805
UFP Industries, Inc.	24,129	2,479,496
		9,973,103
Electrical Equipment - 0.5%
Atkore, Inc. (a)	16,802	2,665,973
Industrial Conglomerates - 0.5%
3M Co.	26,032	2,902,568
Machinery - 2.7%
Caterpillar, Inc.	15,906	4,217,794
Deere & Co.	9,093	3,906,353
Mueller Industries, Inc.	33,576	2,721,671
PACCAR, Inc.	37,422	3,223,157
		14,068,975
Passenger Airlines - 0.5%
United Airlines Holdings, Inc. (a)	48,023	2,608,129
Professional Services - 0.8%
Manpower, Inc.	25,888	2,042,045
Robert Half, Inc.	27,260	2,021,329
		4,063,374
Trading Companies & Distributors - 1.0%
Triton International Ltd.	32,395	2,731,222
United Rentals, Inc.	5,904	2,743,471
		5,474,693
TOTAL INDUSTRIALS		49,266,251
INFORMATION TECHNOLOGY - 25.6%
Communications Equipment - 1.3%
Cisco Systems, Inc.	132,346	6,887,286
IT Services - 2.8%
Accenture PLC Class A	21,458	6,788,238
Cognizant Technology Solutions Corp. Class A	62,874	4,151,570
DXC Technology Co. (a)	137,637	3,805,663
		14,745,471
Semiconductors & Semiconductor Equipment - 4.9%
Broadcom, Inc.	11,661	10,479,158
Micron Technology, Inc.	76,755	5,479,539
Qualcomm, Inc.	43,410	5,737,500
Skyworks Solutions, Inc.	37,178	4,252,048
		25,948,245
Software - 6.9%
Microsoft Corp.	108,575	36,472,514
Technology Hardware, Storage & Peripherals - 9.7%
Apple, Inc.	214,011	42,042,456
Hewlett Packard Enterprise Co.	259,118	4,503,471
HP, Inc.	140,601	4,615,931
		51,161,858
TOTAL INFORMATION TECHNOLOGY		135,215,374
MATERIALS - 2.7%
Chemicals - 1.6%
CF Industries Holdings, Inc.	12,357	1,014,263
Dow, Inc.	22,867	1,291,299
Linde PLC	8,735	3,412,502
LyondellBasell Industries NV Class A	11,919	1,178,312
Olin Corp.	14,945	862,028
The Mosaic Co.	20,822	848,705
		8,607,109
Metals & Mining - 1.1%
Cleveland-Cliffs, Inc. (a)	45,379	800,939
Freeport-McMoRan, Inc.	37,184	1,660,266
Nucor Corp.	7,980	1,373,278
Steel Dynamics, Inc.	8,779	935,666
United States Steel Corp. (b)	31,735	809,243
		5,579,392
TOTAL MATERIALS		14,186,501
REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 2.3%
Boston Properties, Inc.	14,454	963,070
Host Hotels & Resorts, Inc.	60,596	1,114,966
Kilroy Realty Corp.	24,680	881,076
Medical Properties Trust, Inc. (b)	84,462	852,222
Potlatch Corp.	20,937	1,122,851
Prologis (REIT), Inc.	18,958	2,365,011
Simon Property Group, Inc.	11,634	1,449,596
VICI Properties, Inc.	40,817	1,284,919
Vornado Realty Trust	39,724	892,996
Weyerhaeuser Co.	37,030	1,261,242
		12,187,949
Real Estate Management & Development - 0.4%
CBRE Group, Inc. (a)	15,175	1,264,229
Jones Lang LaSalle, Inc. (a)	5,958	992,305
		2,256,534
TOTAL REAL ESTATE		14,444,483
UTILITIES - 2.5%
Electric Utilities - 1.5%
American Electric Power Co., Inc.	18,614	1,577,350
NRG Energy, Inc.	35,817	1,360,688
PG&E Corp. (a)	93,829	1,652,329
PPL Corp.	48,395	1,332,314
Southern Co.	30,425	2,200,945
		8,123,626
Gas Utilities - 0.2%
National Fuel Gas Co.	20,997	1,115,151
Independent Power and Renewable Electricity Producers - 0.2%
Clearway Energy, Inc. Class C	34,859	920,626
Multi-Utilities - 0.6%
Consolidated Edison, Inc.	16,542	1,569,174
Sempra Energy	11,083	1,651,589
		3,220,763
TOTAL UTILITIES		13,380,166
TOTAL COMMON STOCKS (Cost $493,386,419)		526,357,535

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.32% (c)	1,107,609	1,107,830
Fidelity Securities Lending Cash Central Fund 5.32% (c)(d)	4,344,241	4,344,675
TOTAL MONEY MARKET FUNDS (Cost $5,452,505)		5,452,505

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $498,838,924)	531,810,040
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(3,949,718)
NET ASSETS - 100.0%	527,860,322

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	60	Sep 2023	1,384,350	70,127	70,127

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.32%	474,486	17,425,544	16,792,200	30,216	-	-	1,107,830	0.0%
Fidelity Securities Lending Cash Central Fund 5.32%	834,375	53,345,301	49,835,001	9,446	-	-	4,344,675	0.0%
Total	1,308,861	70,770,845	66,627,201	39,662	-	-	5,452,505

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	46,260,332	46,260,332	-	-
Consumer Discretionary	58,680,685	58,680,685	-	-
Consumer Staples	30,289,996	30,289,996	-	-
Energy	23,546,816	23,546,816	-	-
Financials	76,636,324	76,636,324	-	-
Health Care	64,450,607	64,450,607	-	-
Industrials	49,266,251	49,266,251	-	-
Information Technology	135,215,374	135,215,374	-	-
Materials	14,186,501	14,186,501	-	-
Real Estate	14,444,483	14,444,483	-	-
Utilities	13,380,166	13,380,166	-	-

Money Market Funds	5,452,505	5,452,505	-	-
Total Investments in Securities:	531,810,040	531,810,040	-	-
Derivative Instruments:

Assets
Futures Contracts	70,127	70,127	-	-
Total Assets	70,127	70,127	-	-
Total Derivative Instruments:	70,127	70,127	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	70,127	0
Total Equity Risk	70,127	0
Total Value of Derivatives	70,127	0

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Value Factor ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value (including securities loaned of $4,311,890) - See accompanying schedule:
Unaffiliated issuers (cost $493,386,419)	$526,357,535
Fidelity Central Funds (cost $5,452,505)	5,452,505

Total Investment in Securities (cost $498,838,924)		$531,810,040
Segregated cash with brokers for derivative instruments		67,200
Dividends receivable		440,344
Distributions receivable from Fidelity Central Funds		4,474
Receivable for daily variation margin on futures contracts		2,390
Other receivables		4,295
Total assets		532,328,743
Liabilities
Accrued management fee	$123,746
Collateral on securities loaned	4,344,675
Total Liabilities		4,468,421
Net Assets		$527,860,322
Net Assets consist of:
Paid in capital		$540,357,082
Total accumulated earnings (loss)		(12,496,760)
Net Assets		$527,860,322
Net Asset Value, offering price and redemption price per share ($527,860,322 ÷ 10,350,000 shares)		$51.00

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$10,192,682
Income from Fidelity Central Funds (including $9,446 from security lending)		39,662
Total Income		10,232,344
Expenses
Management fee	$1,348,237
Independent trustees' fees and expenses	2,392
Total expenses before reductions	1,350,629
Expense reductions	(345)
Total expenses after reductions		1,350,284
Net Investment income (loss)		8,882,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(8,595,970)
Redemptions in-kind	15,085,153
Futures contracts	56,793
Total net realized gain (loss)		6,545,976
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	38,183,141
Futures contracts	11,052
Total change in net unrealized appreciation (depreciation)		38,194,193
Net gain (loss)		44,740,169
Net increase (decrease) in net assets resulting from operations		$53,622,229
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,882,060	$7,743,147
Net realized gain (loss)	6,545,976	55,705,980
Change in net unrealized appreciation (depreciation)	38,194,193	(90,000,723)
Net increase (decrease) in net assets resulting from operations	53,622,229	(26,551,596)
Distributions to shareholders	(8,641,250)	(7,920,650)

Share transactions
Proceeds from sales of shares	80,746,346	409,246,223
Cost of shares redeemed	(97,539,980)	(325,370,322)

Net increase (decrease) in net assets resulting from share transactions	(16,793,634)	83,875,901
Total increase (decrease) in net assets	28,187,345	49,403,655

Net Assets
Beginning of period	499,672,977	450,269,322
End of period	$527,860,322	$499,672,977

Other Information
Shares
Sold	1,750,000	8,250,000
Redeemed	(2,200,000)	(6,650,000)
Net increase (decrease)	(450,000)	1,600,000

Fidelity® Value Factor ETF

Years ended July 31,	2023	2022	2021	2020	2019
Selected Per-Share Data
Net asset value, beginning of period	$46.27	$48.94	$34.85	$34.53	$33.90
Income from Investment Operations
Net investment income (loss) A,B	.87	.79	.64	.73	.70
Net realized and unrealized gain (loss)	4.70	(2.65)	14.07	.28	.59
Total from investment operations	5.57	(1.86)	14.71	1.01	1.29
Distributions from net investment income	(.84)	(.81)	(.62)	(.69)	(.66)
Total distributions	(.84)	(.81)	(.62)	(.69)	(.66)
Net asset value, end of period	$51.00	$46.27	$48.94	$34.85	$34.53
Total Return C,D	12.33%	(3.86)%	42.56%	3.12%	3.95%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.29%	.29%	.29%	.29%	.29%
Expenses net of fee waivers, if any	.29%	.29%	.29%	.29%	.29%
Expenses net of all reductions	.29%	.29%	.29%	.29%	.29%
Net investment income (loss)	1.91%	1.61%	1.50%	2.13%	2.09%
Supplemental Data
Net assets, end of period (000 omitted)	$527,860	$499,673	$450,269	$189,916	$136,403
Portfolio turnover rate G,H	43%	46%	42%	45%	31%

ACalculated based on average shares outstanding during the period.

BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DBased on net asset value.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended July 31, 2023

1. Organization.
Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity Stocks for Inflation ETF, Fidelity U.S. Multifactor ETF and Fidelity Value Factor ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the Cboe BZX Exchange, Inc. (CboeBZX) for Fidelity Stocks for Inflation ETF, and of the New York Stock Exchange, Archipelago Exchange (NYSE Arca) for all other funds and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, redemptions in-kind, partnerships, passive foreign investment companies (PFIC), foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Dividend ETF for Rising Rates	$511,622,296	$83,253,954	$(40,264,354)	$42,989,600
Fidelity High Dividend ETF	1,581,136,115	199,600,269	(75,417,576)	124,182,693
Fidelity Low Volatility Factor ETF	508,386,061	69,411,769	(21,241,559)	48,170,210
Fidelity Momentum Factor ETF	133,367,074	21,935,475	(1,866,724)	20,068,751
Fidelity Quality Factor ETF	298,797,321	41,107,199	(13,186,893)	27,920,306
Fidelity Small-Mid Multifactor ETF	120,972,842	15,179,121	(6,989,276)	8,189,845
Fidelity Stocks for Inflation ETF	141,922,428	13,209,662	(7,868,168)	5,341,494
Fidelity U.S. Multifactor ETF	31,689,760	3,850,175	(921,678)	2,928,497
Fidelity Value Factor ETF	499,298,970	62,204,784	(29,693,714)	32,511,070

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Dividend ETF for Rising Rates	$413,605	$ (59,736,344)	$43,019,251
Fidelity High Dividend ETF	-	(71,499,125)	124,201,629
Fidelity Low Volatility Factor ETF	211,898	(39,960,681)	48,170,210
Fidelity Momentum Factor ETF	-	(32,540,088)	20,068,751
Fidelity Quality Factor ETF	142,798	(23,721,169)	27,920,306
Fidelity Small-Mid Multifactor ETF	-	(8,320,224)	8,189,822
Fidelity Stocks for Inflation ETF	-	(20,814,268)	5,341,494
Fidelity U.S. Multifactor ETF	5,980	(1,083,499)	2,928,497
Fidelity Value Factor ETF	381,146	(45,388,976)	32,511,070

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Dividend ETF for Rising Rates	$ (27,351,906)	$ (32,384,438)	$ (59,736,344)
Fidelity High Dividend ETF	(37,157,065)	(34,342,060)	(71,499,125)
Fidelity Low Volatility Factor ETF	(25,713,255)	(14,247,426)	(39,960,681)
Fidelity Momentum Factor ETF	(32,199,777)	(340,311)	(32,540,088)
Fidelity Quality Factor ETF	(17,277,163)	(6,444,006)	(23,721,169)
Fidelity Small-Mid Multifactor ETF	(6,770,927)	(1,549,297)	(8,320,224)
Fidelity Stocks for Inflation ETF	(17,304,578)	(3,509,690)	(20,814,268)
Fidelity U.S. Multifactor ETF	(688,778)	(394,721)	(1,083,499)
Fidelity Value Factor ETF	(28,724,493)	(16,664,483)	(45,388,976)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2023 to July 31, 2023. Loss deferrals were as follows:

Ordinary Losses
Fidelity High Dividend ETF	$(246,109)
Fidelity Small-Mid Multifactor ETF	(2,680)

The tax character of distributions paid was as follows:

July 31, 2023
	Ordinary Income	Total
Fidelity Dividend ETF for Rising Rates	$16,860,450	$16,860,450
Fidelity High Dividend ETF	52,210,250	52,210,250
Fidelity Low Volatility Factor ETF	7,460,700	7,460,700
Fidelity Momentum Factor ETF	1,506,200	1,506,200
Fidelity Quality Factor ETF	4,025,350	4,025,350
Fidelity Small-Mid Multifactor ETF	1,518,700	1,518,700
Fidelity Stocks for Inflation ETF	4,166,950	4,166,950
Fidelity U.S. Multifactor ETF	365,300	365,300
Fidelity Value Factor ETF	8,641,250	8,641,250

July 31, 2022
	Ordinary Income	Total
Fidelity Dividend ETF for Rising Rates	$14,425,400	$14,425,400
Fidelity High Dividend ETF	36,931,550	36,931,550
Fidelity Low Volatility Factor ETF	5,937,600	5,937,600
Fidelity Momentum Factor ETF	999,550	999,550
Fidelity Quality Factor ETF	3,437,350	3,437,350
Fidelity Small-Mid Multifactor ETF	905,700	905,700
Fidelity Stocks for Inflation ETF	2,544,600	2,544,600
Fidelity U.S. Multifactor ETF	235,000	235,000
Fidelity Value Factor ETF	7,920,650	7,920,650

4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Dividend ETF for Rising Rates	157,511,726	156,794,417
Fidelity High Dividend ETF	714,860,771	697,745,447
Fidelity Low Volatility Factor ETF	219,768,654	215,115,659
Fidelity Momentum Factor ETF	166,768,778	163,954,809
Fidelity Quality Factor ETF	117,016,021	116,592,522
Fidelity Small-Mid Multifactor ETF	60,617,478	58,257,340
Fidelity Stocks for Inflation ETF	216,692,483	217,621,838
Fidelity U.S. Multifactor ETF	9,841,972	9,638,776
Fidelity Value Factor ETF	196,017,174	196,331,203

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity Dividend ETF for Rising Rates	111,394,937	198,524,166
Fidelity High Dividend ETF	594,423,423	313,396,955
Fidelity Low Volatility Factor ETF	125,436,747	54,746,046
Fidelity Momentum Factor ETF	51,577,311	26,175,464
Fidelity Quality Factor ETF	67,441,105	34,661,785
Fidelity Small-Mid Multifactor ETF	47,921,611	2,909,849
Fidelity Stocks for Inflation ETF	7,832,300	127,119,676
Fidelity U.S. Multifactor ETF	20,645,052	3,611,585
Fidelity Value Factor ETF	80,271,251	96,954,227

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of each Fund's average net assets as noted in the table below. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses. For each Fund, with the exception of Fidelity Small-Mid Multifactor ETF, Fidelity Stocks for Inflation ETF and Fidelity U.S. Multifactor ETF, the management fee paid to the investment adviser is reduced by an amount equal to the fees and expenses paid by each fund to the independent Trustees.
Fee Rate
Fidelity Dividend ETF for Rising Rates	.29%
Fidelity High Dividend ETF	.29%
Fidelity Low Volatility Factor ETF	.29%
Fidelity Momentum Factor ETF	.29%
Fidelity Quality Factor ETF	.29%
Fidelity Small-Mid Multifactor ETF	.29%
Fidelity Stocks for Inflation ETF	.29%
Fidelity U.S. Multifactor ETF	.29%
Fidelity Value Factor ETF	.29%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Dividend ETF for Rising Rates	Borrower	$9,374,000	4.82%	$1,254
Fidelity High Dividend ETF	Borrower	$50,779,000	4.82%	$6,792

Interfund Trades. Funds may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Dividend ETF for Rising Rates	$19,765	$-	$-
Fidelity High Dividend ETF	$26,955	$2	$-
Fidelity Low Volatility Factor ETF	$807	$-	$-
Fidelity Momentum Factor ETF	$138	$-	$-
Fidelity Quality Factor ETF	$3,977	$-	$-
Fidelity Small-Mid Multifactor ETF	$1,918	$31	$-
Fidelity Value Factor ETF	$958	$-	$-

8. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Dividend ETF for Rising Rates	$183
Fidelity High Dividend ETF	328
Fidelity Low Volatility Factor ETF	270
Fidelity Momentum Factor ETF	609
Fidelity Quality Factor ETF	294
Fidelity Small-Mid Multifactor ETF	405
Fidelity Stocks for Inflation ETF	328
Fidelity U.S. Multifactor ETF	172
Fidelity Value Factor ETF	345

9. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF (eight of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of July 31, 2023, the related statements of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Stocks for Inflation ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Stocks for Inflation ETF (the "Fund"), a fund of Fidelity Covington Trust, including the schedule of investments, as of July 31, 2023, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from November 5, 2019 (commencement of operations) through July 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from November 5, 2019 (commencement of operations) through July 31, 2020, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 321 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2013
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023

Fidelity® Dividend ETF for Rising Rates	.29%
Actual		$ 1,000	$ 1,053.60	$ 1.48
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.45

Fidelity® High Dividend ETF	.29%
Actual		$ 1,000	$ 1,074.10	$ 1.49
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.45

Fidelity® Low Volatility Factor ETF	.29%
Actual		$ 1,000	$ 1,088.50	$ 1.50
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.45

Fidelity® Momentum Factor ETF	.29%
Actual		$ 1,000	$ 1,117.80	$ 1.52
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.45

Fidelity® Quality Factor ETF	.29%
Actual		$ 1,000	$ 1,119.20	$ 1.52
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.45

Fidelity® Small-Mid Multifactor ETF	.29%
Actual		$ 1,000	$ 1,038.70	$ 1.47
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.45

Fidelity® Stocks for Inflation ETF	.29%
Actual		$ 1,000	$ 1,055.30	$ 1.48
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.45

Fidelity® U.S. Multifactor ETF	.29%
Actual		$ 1,000	$ 1,084.00	$ 1.50
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.45

Fidelity® Value Factor ETF	.29%
Actual		$ 1,000	$ 1,102.00	$ 1.51
Hypothetical-B		$ 1,000	$ 1,023.36	$ 1.45

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity® Dividend ETF for Rising Rates
September 2022	76%
December 2022	80%
March 2023	80%
June 2023	80%
Fidelity® High Dividend ETF
September 2022	66%
December 2022	66%
March 2023	63%
June 2023	63%
Fidelity® Low Volatility Factor ETF
September 2022	100%
December 2022	100%
March 2023	100%
June 2023	100%
Fidelity® Momentum Factor ETF
September 2022	100%
December 2022	100%
March 2023	100%
June 2023	100%
Fidelity® Quality Factor ETF
September 2022	99%
December 2022	99%
March 2023	100%
June 2023	100%
Fidelity® Small-Mid Multifactor ETF
September 2022	85%
December 2022	85%
March 2023	87%
June 2023	87%
Fidelity® Stocks for Inflation ETF
September 2022	89%
December 2022	100%
March 2023	99%
June 2023	99%
Fidelity® U.S. Multifactor ETF
September 2022	99%
December 2022	99%
March 2023	100%
June 2023	100%
Fidelity® Value Factor ETF
September 2022	100%
December 2022	100%
March 2023	100%
June 2023	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity® Dividend ETF for Rising Rates
September 2022	91.84%
December 2022	91.40%
March 2023	98.21%
June 2023	98.21%
Fidelity® High Dividend ETF
September 2022	84.74%
December 2022	84.74%
March 2023	82.78%
June 2023	82.78%
Fidelity® Low Volatility Factor ETF
September 2022	100%
December 2022	100%
March 2023	100%
June 2023	100%
Fidelity® Momentum Factor ETF
September 2022	100%
December 2022	100%
March 2023	100%
June 2023	100%
Fidelity® Quality Factor ETF
September 2022	100%
December 2022	100%
March 2023	100%
June 2023	100%
Fidelity® Small-Mid Multifactor ETF
September 2022	87.75%
December 2022	87.75%
March 2023	92.30%
June 2023	92.30%
Fidelity® Stocks for Inflation ETF
September 2022	100%
December 2022	100%
March 2023	100%
June 2023	100%
Fidelity® U.S. Multifactor ETF
September 2022	100%
December 2022	100%
March 2023	100%
June 2023	100%
Fidelity® Value Factor ETF
September 2022	100%
December 2022	100%
March 2023	100%
June 2023	100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity® Dividend ETF for Rising Rates
September 2022	5.98%
December 2022	6.30%
March 2023	1.79%
June 2023	1.79%
Fidelity® High Dividend ETF
September 2022	15.26%
December 2022	15.26%
March 2023	14.17%
June 2023	14.17%
Fidelity® Small-Mid Multifactor ETF
September 2022	12.25%
December 2022	12.25%
March 2023	7.70%
June 2023	7.70%

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Dividend ETF for Rising Rates
Fidelity High Dividend ETF
Fidelity Low Volatility Factor ETF
Fidelity Momentum Factor ETF
Fidelity Quality Factor ETF
Fidelity Small-Mid Multifactor ETF
Fidelity Stocks for Inflation ETF
Fidelity U.S. Multifactor ETF
Fidelity Value Factor ETF
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreement (Sub-Advisory Agreement) for each fund with Geode Capital Management, LLC (Geode) (together, the Advisory Contracts). FMR and Geode are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue each fund's management contract with FMR and the sub-advisory agreement with Geode, without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) and Geode from their respective relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the funds' investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with senior management of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
The Trustees also discussed with representatives of Fidelity, at meetings throughout the year, Fidelity's role in, among other things, overseeing compliance with federal securities laws and other applicable requirements by Geode with respect to the funds and monitoring and overseeing the performance and investment capabilities of Geode. The Trustees considered that the Board had received from Fidelity periodic reports about its oversight and due diligence processes, as well as periodic reports regarding the performance of Geode.
The Board also considered the nature, extent and quality of services provided by Geode. The Trustees noted that under the Sub-Advisory Agreement, subject to oversight by Fidelity, Geode is responsible for, among other things, identifying investments and arranging for execution of portfolio transactions to implement each fund's investment strategy. In addition, the Trustees noted that Geode is responsible for providing such reporting as may be requested by Fidelity to fulfill its oversight responsibilities discussed above.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's and Geode's approach to recruiting, training, managing, and compensating investment personnel. The Board considered that Fidelity's and Geode's investment professionals have extensive resources, tools and capabilities so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and by FMR's affiliates under separate agreements covering pricing and bookkeeping and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, each fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers each fund's tracking error versus its benchmark index. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The Board also considered information on each fund's bid-ask spread and premium/discount.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of the fund compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered each fund's all-inclusive fee rate and also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under each fund's all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar load structure to the fund (referred to as the "similar load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
For Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF and Fidelity Small-Mid Multifactor ETF, the information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2022. For Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Stocks for Inflation ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF, the information provided to the Board indicated that the fund's management fee rate ranked equal to the competitive median of the mapped group for the 12-month period ended September 30, 2022.
For Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Momentum Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity Stocks for Inflation ETF, and Fidelity U.S. Multifactor ETF, the fund's management fee rate ranked below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. For Fidelity Quality Factor ETF, the information provided to the Board indicated that the fund's management fee rate ranked equal to the competitive median of the asset size peer group for the 12-month period ended September 30, 2022. For Fidelity Low Volatility Factor ETF and Fidelity Value Factor ETF, the information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the asset size peer group for the 12-month period ended September 30, 2022.
For Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, and Fidelity Small-Mid Multifactor ETF, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar load structure group for the 12-month period ended September 30, 2022. For Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Stocks for Inflation ETF, Fidelity U.S. Multifactor ETF and Fidelity Value Factor ETF, the information provided to the Board indicated that the total expense ratio of the fund ranked equal to the competitive median of the similar load structure group for the 12-month period ended September 30, 2022.
For Fidelity Dividend ETF for Rising Rates, Fidelity Momentum Factor ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity Stocks for Inflation ETF, and Fidelity U.S. Multifactor ETF, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022. For Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, and Fidelity Value Factor ETF, the information provided to the Board indicated that the total expense ratio of the fund ranked above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022.
The Board considered that, when compared to a subset of the asset size peer group that FMR believes is most comparable, Fidelity High Dividend ETF would not be above the asset size peer group competitive median for 2022. For Fidelity Value Factor ETF, the Board considered that the fund's mapped group contains multiple quantitative ETFs, which have investment strategies that are generally less research intensive and rely more on advanced mathematical models than Fidelity Value Factor ETF. The Board also considered that when quantitative ETFs are excluded, Fidelity Value Factor ETF's total expense ratio ranked below the total expense asset size peer group median. For Fidelity Low Volatility Factor ETF, the Board considered that the fund's total expense ratio was 1 basis point above the total expense asset size peer group and that Fidelity believes the fees that the ETF is charged are reasonable for the overall value of the nature and quality of services shareholders receive.

Further, the Board considered that, effective November 1, 2023, the management fee rate for each fund will be reduced from 0.29% to 0.15%, and that after such reduction, each fund continues to be or will be, as applicable, below its competitive median.

Fees Charged to Other Clients. The Board also considered fee structures applicable to clients of Fidelity and Geode, such as other funds advised or subadvised by Fidelity or Geode, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's and Geode's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's and Geode's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
The Board also considered information regarding the profitability of Geode's relationship with each fund.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through July 31, 2024.

1.9881294.106
CPF-ANN-0923
Fidelity® Blue Chip Growth ETF
Fidelity® Blue Chip Value ETF
Fidelity® Growth Opportunities ETF
Fidelity® Magellan® ETF
Fidelity® New Millennium ETF
Fidelity® Real Estate Investment ETF
Fidelity® Small-Mid Cap Opportunities ETF
Fidelity® Sustainable U.S. Equity ETF
Fidelity® Women's Leadership ETF

Annual Report
July 31, 2023

Contents

Fidelity® Blue Chip Growth ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Blue Chip Value ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Growth Opportunities ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Magellan® ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® New Millennium ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Real Estate Investment ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Small-Mid Cap Opportunities ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Sustainable U.S. Equity ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Women's Leadership ETF
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Fidelity® Blue Chip Growth ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Blue Chip Growth ETF - NAV A	25.44%	15.19%
Fidelity® Blue Chip Growth ETF - Market Price B	25.27%	15.30%
Russell 1000® Growth Index A	17.31%	15.30%

A   From June 2, 2020

B  From June 4, 2020, date initially listed on the CboeBZX Exchange, Inc.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth ETF - NAV, on June 2, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Fidelity® Blue Chip Growth ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Managers Sonu Kalra and Michael Kim:
For the fiscal year ending July 31, 2023, the exchange-traded fund's net asset value gained 25.44%, versus 17.31% for the Russell 1000 Growth Index. The ETF's market price advanced 25.27% for the 12 months. Relative to the benchmark, security selection was the primary contributor, led by the information technology sector. Stock selection in communication services and industrials also boosted the fund's relative performance. The top individual relative contributor was an overweight in Nvidia (+158%). Nvidia was one of the fund's biggest holdings at period end. A second notable relative contributor was an overweight in Meta Platforms (+101%). Meta was also among our largest holdings; we increased our position during the 12 months. An overweight in Uber Technologies (+112%) - another of the fund's biggest holdings - also contributed. This period we increased our stake. In contrast, the primary detractor from performance versus the benchmark was an overweight in consumer discretionary. Stock picking in real estate also modestly hampered the fund's result, as did a small underweight in information technology. The fund's stake in Tesla returned roughly -10% and was the largest individual relative detractor. Tesla was one of our largest holdings. Not owning Broadcom, a benchmark component that gained 73%, was the second-largest relative detractor. An overweight in Amazon.com (0%), another of the fund's biggest holdings, also hurt. This period we increased our position in Amazon.com. Notable changes in positioning include decreased exposure to the energy sector and a higher allocation to communication services.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Blue Chip Growth ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Apple, Inc.	10.2
NVIDIA Corp.	9.7
Microsoft Corp.	9.2
Amazon.com, Inc.	7.9
Alphabet, Inc. Class A	6.1
Meta Platforms, Inc. Class A	4.7
Marvell Technology, Inc.	2.7
Uber Technologies, Inc.	2.6
Tesla, Inc.	2.3
Netflix, Inc.	2.1
57.5

Market Sectors (% of Fund's net assets)

Information Technology	40.8
Consumer Discretionary	21.3
Communication Services	14.8
Health Care	8.7
Industrials	4.5
Energy	2.6
Consumer Staples	2.5
Financials	2.3
Materials	0.7
Real Estate	0.2
Utilities	0.0

Asset Allocation (% of Fund's net assets)

Futures - 0.4%

Fidelity® Blue Chip Growth ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.4%
	Shares	Value ($)
COMMUNICATION SERVICES - 14.8%
Entertainment - 2.4%
Bilibili, Inc. ADR (a)	420	8,009
Netflix, Inc. (a)	37,235	16,345,048
Sea Ltd. ADR (a)	33,357	2,218,908
Take-Two Interactive Software, Inc. (a)	2,019	308,786
		18,880,751
Interactive Media & Services - 12.3%
Alphabet, Inc. Class A (a)	358,721	47,609,451
Meta Platforms, Inc. Class A (a)	114,960	36,626,256
Snap, Inc. Class A (a)	1,038,663	11,799,212
		96,034,919
Wireless Telecommunication Services - 0.1%
T-Mobile U.S., Inc. (a)	4,605	634,431
TOTAL COMMUNICATION SERVICES		115,550,101
CONSUMER DISCRETIONARY - 21.3%
Automobile Components - 0.1%
Aptiv PLC (a)	4,350	476,282
Automobiles - 2.8%
Rivian Automotive, Inc. (a)	124,957	3,453,811
Tesla, Inc. (a)	67,881	18,153,416
		21,607,227
Broadline Retail - 8.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	28,541	2,915,749
Amazon.com, Inc. (a)	460,328	61,536,647
MercadoLibre, Inc. (a)	313	387,510
Ollie's Bargain Outlet Holdings, Inc. (a)	9,459	689,372
PDD Holdings, Inc. ADR (a)	8,768	787,542
		66,316,820
Diversified Consumer Services - 0.1%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	10,644	597,448
Hotels, Restaurants & Leisure - 3.2%
Airbnb, Inc. Class A (a)	49,501	7,533,557
Caesars Entertainment, Inc. (a)	64,732	3,820,483
Chipotle Mexican Grill, Inc. (a)	383	751,553
Draftkings Holdings, Inc. (a)	12,955	411,710
Hilton Worldwide Holdings, Inc.	11,581	1,800,730
Marriott International, Inc. Class A	20,053	4,046,896
McDonald's Corp.	2,163	634,192
Penn Entertainment, Inc. (a)	69,310	1,822,160
Restaurant Brands International, Inc.	6,536	500,367
Starbucks Corp.	17,443	1,771,686
Sweetgreen, Inc. Class A (a)	71,307	1,074,596
Trip.com Group Ltd. ADR (a)	13,758	564,628
Yum China Holdings, Inc.	5,491	335,061
Yum! Brands, Inc.	1,702	234,314
		25,301,933
Leisure Products - 0.1%
Peloton Interactive, Inc. Class A (a)	46,607	452,554
Specialty Retail - 4.2%
Abercrombie & Fitch Co. Class A (a)	16,123	638,632
American Eagle Outfitters, Inc.	207,330	2,912,987
Aritzia, Inc. (a)	14,982	285,063
Bath & Body Works, Inc.	6,460	239,408
Five Below, Inc. (a)	14,263	2,971,553
Foot Locker, Inc.	27,757	745,831
Lowe's Companies, Inc.	56,797	13,305,833
RH (a)	13,167	5,111,034
TJX Companies, Inc.	49,925	4,320,010
Victoria's Secret & Co. (a)	10,177	208,527
Warby Parker, Inc. (a)	98,779	1,475,758
Wayfair LLC Class A (a)	7,079	551,242
Williams-Sonoma, Inc.	3,069	425,486
		33,191,364
Textiles, Apparel & Luxury Goods - 2.3%
Capri Holdings Ltd. (a)	1,020	37,648
Crocs, Inc. (a)	14,459	1,566,633
Deckers Outdoor Corp. (a)	3,719	2,021,983
lululemon athletica, Inc. (a)	13,457	5,093,878
NIKE, Inc. Class B	68,893	7,605,098
On Holding AG (a)	10,897	392,292
PVH Corp.	6,917	620,040
Ralph Lauren Corp.	2,478	325,436
VF Corp.	26,871	532,315
		18,195,323
TOTAL CONSUMER DISCRETIONARY		166,138,951
CONSUMER STAPLES - 2.5%
Beverages - 1.3%
Boston Beer Co., Inc. Class A (a)	3,368	1,251,010
Celsius Holdings, Inc. (a)	56,327	8,150,517
Constellation Brands, Inc. Class A (sub. vtg.)	1,110	302,808
PepsiCo, Inc.	3,584	671,857
		10,376,192
Consumer Staples Distribution & Retail - 1.1%
Dollar Tree, Inc. (a)	37,598	5,802,499
Target Corp.	5,277	720,152
Walmart, Inc.	11,552	1,846,703
		8,369,354
Household Products - 0.1%
Procter & Gamble Co.	3,877	605,975
Personal Care Products - 0.0%
Oddity Tech Ltd.	7,181	382,675
TOTAL CONSUMER STAPLES		19,734,196
ENERGY - 2.6%
Oil, Gas & Consumable Fuels - 2.6%
Antero Resources Corp. (a)	16,057	429,525
Cenovus Energy, Inc. (Canada)	11,591	220,454
Cheniere Energy, Inc.	3,491	565,053
Denbury, Inc. (a)	11,783	1,035,844
Diamondback Energy, Inc.	16,760	2,469,083
EOG Resources, Inc.	25,402	3,366,527
Exxon Mobil Corp.	20,144	2,160,243
Hess Corp.	33,834	5,133,633
Northern Oil & Gas, Inc.	6,131	241,377
Occidental Petroleum Corp.	29,129	1,838,914
Pioneer Natural Resources Co.	10,169	2,294,838
		19,755,491
FINANCIALS - 2.3%
Consumer Finance - 0.4%
American Express Co.	19,848	3,351,930
Financial Services - 1.9%
Berkshire Hathaway, Inc. Class B (a)	965	339,641
Block, Inc. Class A (a)	31,802	2,561,015
MasterCard, Inc. Class A	23,909	9,426,841
Visa, Inc. Class A	9,099	2,163,105
		14,490,602
TOTAL FINANCIALS		17,842,532
HEALTH CARE - 8.7%
Biotechnology - 1.1%
Alnylam Pharmaceuticals, Inc. (a)	11,032	2,155,653
Argenx SE ADR (a)	1,678	846,517
Ascendis Pharma A/S sponsored ADR (a)	1,785	160,918
Exact Sciences Corp. (a)	3,214	313,494
Generation Bio Co. (a)	939	4,770
Karuna Therapeutics, Inc. (a)	2,106	420,716
Moonlake Immunotherapeutics (a)	6,449	392,164
Regeneron Pharmaceuticals, Inc. (a)	3,619	2,684,972
Vertex Pharmaceuticals, Inc. (a)	4,842	1,706,030
		8,685,234
Health Care Equipment & Supplies - 1.6%
Axonics Modulation Technologies, Inc. (a)	9,799	591,566
Boston Scientific Corp. (a)	35,952	1,864,111
DexCom, Inc. (a)	39,697	4,944,658
Insulet Corp. (a)	5,196	1,437,993
Intuitive Surgical, Inc. (a)	856	277,686
Shockwave Medical, Inc. (a)	6,647	1,732,208
Stryker Corp.	5,493	1,556,771
		12,404,993
Health Care Providers & Services - 2.4%
agilon health, Inc. (a)	2,677	51,265
Alignment Healthcare, Inc. (a)	7,815	48,531
Guardant Health, Inc. (a)	37,565	1,465,786
Humana, Inc.	5,012	2,289,632
Surgery Partners, Inc. (a)	12,157	469,625
UnitedHealth Group, Inc.	28,304	14,332,296
		18,657,135
Health Care Technology - 0.0%
Certara, Inc. (a)	4,447	86,583
Life Sciences Tools & Services - 0.6%
Danaher Corp.	9,444	2,408,787
ICON PLC (a)	1,544	388,177
Olink Holding AB ADR (a)	8,223	156,237
Thermo Fisher Scientific, Inc.	3,169	1,738,704
		4,691,905
Pharmaceuticals - 3.0%
Eli Lilly & Co.	31,459	14,299,688
Novo Nordisk A/S Series B sponsored ADR	20,833	3,356,196
Zoetis, Inc. Class A	31,226	5,873,298
		23,529,182
TOTAL HEALTH CARE		68,055,032
INDUSTRIALS - 4.5%
Aerospace & Defense - 0.7%
Howmet Aerospace, Inc.	20,207	1,033,386
L3Harris Technologies, Inc.	2,083	394,708
Lockheed Martin Corp.	1,137	507,523
Northrop Grumman Corp.	688	306,160
The Boeing Co. (a)	12,959	3,095,257
TransDigm Group, Inc.	387	348,192
		5,685,226
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc. Class A (a)	31,788	555,972
Electrical Equipment - 0.1%
Eaton Corp. PLC	2,970	609,800
Ground Transportation - 3.1%
Avis Budget Group, Inc. (a)	3,548	781,589
Bird Global, Inc. Class A (a)	5,840	14,483
Hertz Global Holdings, Inc. (a)	26,074	439,347
Lyft, Inc. (a)	221,003	2,808,948
Uber Technologies, Inc. (a)	411,138	20,334,885
		24,379,252
Passenger Airlines - 0.2%
Delta Air Lines, Inc.	12,309	569,414
United Airlines Holdings, Inc. (a)	20,711	1,124,814
		1,694,228
Professional Services - 0.2%
Paycom Software, Inc.	3,905	1,440,008
Trading Companies & Distributors - 0.1%
FTAI Aviation Ltd.	28,217	908,870
TOTAL INDUSTRIALS		35,273,356
INFORMATION TECHNOLOGY - 40.8%
Communications Equipment - 0.1%
Arista Networks, Inc. (a)	3,060	474,575
IT Services - 0.5%
MongoDB, Inc. Class A (a)	3,789	1,604,263
Okta, Inc. (a)	22,770	1,750,102
Shopify, Inc. Class A (a)	3,848	259,948
Snowflake, Inc. (a)	3,860	685,961
		4,300,274
Semiconductors & Semiconductor Equipment - 17.8%
Advanced Micro Devices, Inc. (a)	42,732	4,888,541
ASML Holding NV (depository receipt)	1,542	1,104,704
Enphase Energy, Inc. (a)	2,982	452,757
GlobalFoundries, Inc. (a)	84,899	5,407,217
Impinj, Inc. (a)	3,085	205,523
Marvell Technology, Inc.	323,958	21,099,385
Monolithic Power Systems, Inc.	4,000	2,237,960
NVIDIA Corp.	161,909	75,658,457
NXP Semiconductors NV	60,099	13,400,875
ON Semiconductor Corp. (a)	65,887	7,099,324
Skyworks Solutions, Inc.	2,157	246,696
SolarEdge Technologies, Inc. (a)	1,584	382,473
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	37,610	3,729,032
Teradyne, Inc.	23,364	2,638,730
		138,551,674
Software - 12.2%
Adobe, Inc. (a)	1,930	1,054,108
Bill Holdings, Inc. (a)	13,573	1,701,240
Confluent, Inc. (a)	7,684	265,405
Datadog, Inc. Class A (a)	9,329	1,088,881
HubSpot, Inc. (a)	6,974	4,048,756
Intuit, Inc.	5,310	2,717,127
Microsoft Corp.	213,662	71,773,339
Oracle Corp.	5,938	696,112
Palantir Technologies, Inc. (a)	18,544	367,913
Salesforce, Inc. (a)	33,181	7,466,057
ServiceNow, Inc. (a)	2,838	1,654,554
Splunk, Inc. (a)	8,959	970,528
Workday, Inc. Class A (a)	1,379	327,002
Zoom Video Communications, Inc. Class A (a)	14,573	1,068,930
		95,199,952
Technology Hardware, Storage & Peripherals - 10.2%
Apple, Inc.	406,356	79,828,633
TOTAL INFORMATION TECHNOLOGY		318,355,108
MATERIALS - 0.7%
Chemicals - 0.0%
Linde PLC	848	331,288
Metals & Mining - 0.7%
ATI, Inc. (a)	7,945	378,818
Carpenter Technology Corp.	10,836	648,643
Freeport-McMoRan, Inc.	91,390	4,080,564
		5,108,025
TOTAL MATERIALS		5,439,313
REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Equinix, Inc.	468	379,043
Welltower, Inc.	6,211	510,234
		889,277
Real Estate Management & Development - 0.1%
Zillow Group, Inc. Class C (a)	12,158	658,477
TOTAL REAL ESTATE		1,547,754
UTILITIES - 0.0%
Electric Utilities - 0.0%
NextEra Energy, Inc.	3,169	232,287
TOTAL COMMON STOCKS (Cost $628,565,003)		767,924,121

Money Market Funds - 0.9%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.15% (b) (Cost $6,636,788)	6,636,788	6,636,788

TOTAL INVESTMENT IN SECURITIES - 99.3% (Cost $635,201,791)	774,560,909
NET OTHER ASSETS (LIABILITIES) - 0.7%	5,822,177
NET ASSETS - 100.0%	780,383,086

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini NASDAQ 100 Index Contracts (United States)	7	Sep 2023	2,220,050	(555)	(555)
CME E-mini S&P 500 Index Contracts (United States)	5	Sep 2023	1,153,625	(137)	(137)

TOTAL FUTURES CONTRACTS					(692)
The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	115,550,101	115,550,101	-	-
Consumer Discretionary	166,138,951	166,138,951	-	-
Consumer Staples	19,734,196	19,734,196	-	-
Energy	19,755,491	19,755,491	-	-
Financials	17,842,532	17,842,532	-	-
Health Care	68,055,032	68,055,032	-	-
Industrials	35,273,356	35,273,356	-	-
Information Technology	318,355,108	318,355,108	-	-
Materials	5,439,313	5,439,313	-	-
Real Estate	1,547,754	1,547,754	-	-
Utilities	232,287	232,287	-	-

Money Market Funds	6,636,788	6,636,788	-	-
Total Investments in Securities:	774,560,909	774,560,909	-	-
Derivative Instruments:

Liabilities
Futures Contracts	(692)	(692)	-	-
Total Liabilities	(692)	(692)	-	-
Total Derivative Instruments:	(692)	(692)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2023. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(692)
Total Equity Risk	0	(692)
Total Value of Derivatives	0	(692)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Fidelity® Blue Chip Growth ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $635,201,791):		$774,560,909
Segregated cash with brokers for derivative instruments		330,400
Cash		7,347
Foreign currency held at value (cost $163)		163
Receivable for investments sold		2,295,447
Receivable for fund shares sold		31,203,291
Dividends receivable		115,283
Receivable for daily variation margin on futures contracts		7,827
Total assets		808,520,667
Liabilities
Payable for investments purchased	$27,792,587
Accrued management fee	344,907
Other payables and accrued expenses	87
Total Liabilities		28,137,581
Net Assets		$780,383,086
Net Assets consist of:
Paid in capital		$724,462,424
Total accumulated earnings (loss)		55,920,662
Net Assets		$780,383,086
Net Asset Value, offering price and redemption price per share ($780,383,086 ÷ 24,950,000 shares)		$31.28

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$2,732,916
Expenses
Management fee	$2,713,572
Independent trustees' fees and expenses	2,152
Total expenses before reductions	2,715,724
Expense reductions	(190)
Total expenses after reductions		2,715,534
Net Investment income (loss)		17,382
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	5,140,160
Unaffiliated issuers	(30,865,470)
Foreign currency transactions	(1,210)
Futures contracts	(45,044)
Total net realized gain (loss)		(25,771,564)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	168,912,690
Assets and liabilities in foreign currencies	(717)
Futures contracts	(692)
Total change in net unrealized appreciation (depreciation)		168,911,281
Net gain (loss)		143,139,717
Net increase (decrease) in net assets resulting from operations		$143,157,099
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,382	$(699,043)
Net realized gain (loss)	(25,771,564)	(25,007,726)
Change in net unrealized appreciation (depreciation)	168,911,281	(94,362,764)
Net increase (decrease) in net assets resulting from operations	143,157,099	(120,069,533)

Share transactions
Proceeds from sales of shares	296,642,887	209,141,668
Cost of shares redeemed	(22,813,838)	(132,864,696)

Net increase (decrease) in net assets resulting from share transactions	273,829,049	76,276,972
Total increase (decrease) in net assets	416,986,148	(43,792,561)

Net Assets
Beginning of period	363,396,938	407,189,499
End of period	$780,383,086	$363,396,938

Other Information
Shares
Sold	11,300,000	6,575,000
Redeemed	(925,000)	(4,425,000)
Net increase (decrease)	10,375,000	2,150,000

Fidelity® Blue Chip Growth ETF

Years ended July 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$24.93	$32.77	$22.74	$20.00
Income from Investment Operations
Net investment income (loss) B,C	- D	(.05)	(.08)	(.01)
Net realized and unrealized gain (loss)	6.35	(7.79)	10.11	2.75
Total from investment operations	6.35	(7.84)	10.03	2.74
Distributions from net investment income	-	-	- D	-
Net asset value, end of period	$31.28	$24.93	$32.77	$22.74
Total Return E,F,G	25.44%	(23.92)%	44.14%	13.68%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.59%	.59%	.59%	.59% J
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59% J
Expenses net of all reductions	.59%	.59%	.59%	.59% J
Net investment income (loss)	-% K	(.17)%	(.27)%	(.34)% J
Supplemental Data
Net assets, end of period (000 omitted)	$780,383	$363,397	$407,189	$41,494
Portfolio turnover rate L,M	30%	57%	63%	11% N

AFor the period June 2, 2020 (commencement of operations) through July 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FBased on net asset value.

GTotal returns for periods of less than one year are not annualized.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KAmount represents less than .005%.

LPortfolio turnover rate excludes securities received or delivered in-kind.

MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

NAmount not annualized.

Fidelity® Blue Chip Value ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Blue Chip Value ETF - NAV A	5.35%	14.70%
Fidelity® Blue Chip Value ETF - Market Price B	5.26%	13.50%
Russell 1000® Value Index A	8.28%	13.98%

A   From June 2, 2020

B  From June 4, 2020, date initially listed on the CboeBZX Exchange, Inc.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value ETF - NAV, on June 2, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Fidelity® Blue Chip Value ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Managers Sean Gavin and Anastasia Zabolotnikova:
For the fiscal year ending July 31, 2023, the exchange-traded fund's net asset value gained 5.35%, versus 8.28% for the Russell 1000 Value Index. The primary detractor from performance versus the benchmark was an overweight in the utilities sector. Stock picks and an underweight in industrials and positioning in energy also proved to be problematic. Not owning Meta Platforms, a benchmark component that gained approximately 81%, was the biggest individual relative detractor. An outsized stake in Centene (-27%), one of our largest holdings, also hurt. Another notable relative detractor was a non-benchmark position in Dollar General (-31%). In contrast, the biggest contributor to performance versus the benchmark was security selection in utilities. An underweight in real estate was beneficial as well. Further contributing to the fund's relative result were investment choices and an overweight in financials. The top individual relative contributor was a larger-than-benchmark holding in PG&E (+62%). Not owning Pfizer, a benchmark component that returned about -26%, was a second notable relative contributor. An overweight in Constellation Energy (+48%) also helped. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to communication services stocks.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Blue Chip Value ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Berkshire Hathaway, Inc. Class B	5.3
Exxon Mobil Corp.	4.5
Comcast Corp. Class A	3.6
JPMorgan Chase & Co.	3.4
Cigna Group	2.8
Bank of America Corp.	2.5
Johnson & Johnson	2.5
Centene Corp.	2.4
Cisco Systems, Inc.	2.4
Activision Blizzard, Inc.	2.3
31.7

Market Sectors (% of Fund's net assets)

Financials	24.6
Health Care	20.0
Consumer Staples	10.8
Utilities	10.2
Energy	8.6
Information Technology	7.3
Industrials	6.9
Communication Services	5.9
Consumer Discretionary	2.3
Materials	1.7
Real Estate	0.6

Asset Allocation (% of Fund's net assets)

Fidelity® Blue Chip Value ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 5.9%
Entertainment - 2.3%
Activision Blizzard, Inc.	32,194	2,986,315
Media - 3.6%
Comcast Corp. Class A	101,905	4,612,220
TOTAL COMMUNICATION SERVICES		7,598,535
CONSUMER DISCRETIONARY - 2.3%
Diversified Consumer Services - 1.3%
H&R Block, Inc.	51,622	1,735,015
Specialty Retail - 1.0%
Ross Stores, Inc.	10,896	1,249,117
TOTAL CONSUMER DISCRETIONARY		2,984,132
CONSUMER STAPLES - 10.8%
Beverages - 1.3%
Coca-Cola European Partners PLC	16,104	1,020,833
Keurig Dr. Pepper, Inc.	21,488	730,807
		1,751,640
Consumer Staples Distribution & Retail - 2.3%
BJ's Wholesale Club Holdings, Inc. (a)	6,473	429,225
Dollar General Corp.	8,013	1,353,075
U.S. Foods Holding Corp. (a)	28,562	1,220,454
		3,002,754
Food Products - 3.0%
Mondelez International, Inc.	39,356	2,917,460
Tyson Foods, Inc. Class A	16,000	891,520
		3,808,980
Household Products - 2.2%
Procter & Gamble Co.	13,008	2,033,150
The Clorox Co.	5,027	761,490
		2,794,640
Personal Care Products - 2.0%
Haleon PLC ADR	103,989	916,143
Kenvue, Inc.	37,898	897,425
Unilever PLC sponsored ADR	13,433	721,755
		2,535,323
TOTAL CONSUMER STAPLES		13,893,337
ENERGY - 8.6%
Oil, Gas & Consumable Fuels - 8.6%
Antero Resources Corp. (a)	18,659	499,128
ConocoPhillips Co.	15,522	1,827,250
Equinor ASA sponsored ADR	32,156	986,546
Exxon Mobil Corp.	54,368	5,830,424
Occidental Petroleum Corp.	16,075	1,014,815
Ovintiv, Inc.	18,603	857,412
		11,015,575
FINANCIALS - 24.6%
Banks - 11.1%
Bank of America Corp.	101,425	3,245,600
Cullen/Frost Bankers, Inc.	2,582	280,354
JPMorgan Chase & Co.	27,346	4,319,574
M&T Bank Corp.	10,576	1,479,159
PNC Financial Services Group, Inc.	10,180	1,393,540
U.S. Bancorp	28,574	1,133,816
Wells Fargo & Co.	52,759	2,435,355
		14,287,398
Capital Markets - 3.2%
Affiliated Managers Group, Inc.	5,833	808,687
BlackRock, Inc. Class A	3,125	2,308,906
Invesco Ltd.	11,048	185,606
Northern Trust Corp.	9,289	744,235
		4,047,434
Financial Services - 5.3%
Berkshire Hathaway, Inc. Class B (a)	19,488	6,858,999
Insurance - 5.0%
Chubb Ltd.	9,373	1,915,935
The Travelers Companies, Inc.	17,255	2,978,386
Willis Towers Watson PLC	7,097	1,499,809
		6,394,130
TOTAL FINANCIALS		31,587,961
HEALTH CARE - 20.0%
Health Care Providers & Services - 11.5%
Centene Corp. (a)	44,973	3,062,212
Cigna Group	12,454	3,675,175
CVS Health Corp.	18,559	1,386,172
Elevance Health, Inc.	4,282	2,019,520
Humana, Inc.	3,860	1,763,364
UnitedHealth Group, Inc.	5,733	2,903,019
		14,809,462
Pharmaceuticals - 8.5%
AstraZeneca PLC sponsored ADR	31,245	2,240,267
Bristol-Myers Squibb Co.	47,569	2,958,316
Johnson & Johnson	19,197	3,216,073
Sanofi SA sponsored ADR	46,836	2,499,637
		10,914,293
TOTAL HEALTH CARE		25,723,755
INDUSTRIALS - 6.9%
Aerospace & Defense - 3.4%
L3Harris Technologies, Inc.	5,783	1,095,821
Lockheed Martin Corp.	2,780	1,240,909
Northrop Grumman Corp.	4,600	2,047,000
		4,383,730
Electrical Equipment - 1.3%
Eaton Corp. PLC	1,697	348,428
Regal Rexnord Corp.	8,175	1,276,772
		1,625,200
Machinery - 1.6%
Deere & Co.	1,760	756,096
Oshkosh Corp.	2,847	262,123
Pentair PLC	14,420	1,002,190
		2,020,409
Professional Services - 0.6%
Maximus, Inc.	9,811	821,769
TOTAL INDUSTRIALS		8,851,108
INFORMATION TECHNOLOGY - 7.3%
Communications Equipment - 2.4%
Cisco Systems, Inc.	58,390	3,038,616
Electronic Equipment, Instruments & Components - 0.2%
TE Connectivity Ltd.	1,827	262,156
IT Services - 2.2%
Amdocs Ltd.	15,927	1,491,404
Cognizant Technology Solutions Corp. Class A	20,694	1,366,425
		2,857,829
Semiconductors & Semiconductor Equipment - 1.2%
Broadcom, Inc.	356	319,919
Micron Technology, Inc.	13,361	953,842
NXP Semiconductors NV	1,286	286,752
		1,560,513
Software - 1.3%
Gen Digital, Inc.	48,466	942,664
Open Text Corp.	16,262	698,453
		1,641,117
TOTAL INFORMATION TECHNOLOGY		9,360,231
MATERIALS - 1.7%
Chemicals - 1.4%
DuPont de Nemours, Inc.	24,018	1,864,517
Metals & Mining - 0.3%
Newmont Corp.	9,095	390,357
TOTAL MATERIALS		2,254,874
REAL ESTATE - 0.6%
Real Estate Management & Development - 0.6%
CBRE Group, Inc. (a)	9,176	764,453
UTILITIES - 10.2%
Electric Utilities - 7.7%
Constellation Energy Corp.	16,127	1,558,675
Edison International	19,669	1,415,381
Evergy, Inc.	16,861	1,011,154
NextEra Energy, Inc.	16,499	1,209,377
PG&E Corp. (a)	143,359	2,524,552
Portland General Electric Co.	12,978	618,661
Southern Co.	21,771	1,574,914
		9,912,714
Independent Power and Renewable Electricity Producers - 0.8%
The AES Corp.	49,113	1,062,314
Multi-Utilities - 1.7%
Dominion Energy, Inc.	27,241	1,458,756
National Grid PLC sponsored ADR	9,692	653,047
		2,111,803
TOTAL UTILITIES		13,086,831
TOTAL COMMON STOCKS (Cost $116,518,058)		127,120,792

Money Market Funds - 1.5%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.15% (b) (Cost $1,861,792)	1,861,792	1,861,792

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $118,379,850)	128,982,584
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(484,477)
NET ASSETS - 100.0%	128,498,107

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	7,598,535	7,598,535	-	-
Consumer Discretionary	2,984,132	2,984,132	-	-
Consumer Staples	13,893,337	13,893,337	-	-
Energy	11,015,575	11,015,575	-	-
Financials	31,587,961	31,587,961	-	-
Health Care	25,723,755	25,723,755	-	-
Industrials	8,851,108	8,851,108	-	-
Information Technology	9,360,231	9,360,231	-	-
Materials	2,254,874	2,254,874	-	-
Real Estate	764,453	764,453	-	-
Utilities	13,086,831	13,086,831	-	-

Money Market Funds	1,861,792	1,861,792	-	-
Total Investments in Securities:	128,982,584	128,982,584	-	-
Fidelity® Blue Chip Value ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $118,379,850):		$128,982,584
Cash		409
Receivable for investments sold		963,143
Dividends receivable		112,030
Total assets		130,058,166
Liabilities
Payable for investments purchased	$1,497,676
Accrued management fee	62,383
Total Liabilities		1,560,059
Net Assets		$128,498,107
Net Assets consist of:
Paid in capital		$120,394,422
Total accumulated earnings (loss)		8,103,685
Net Assets		$128,498,107
Net Asset Value, offering price and redemption price per share ($128,498,107 ÷ 4,450,000 shares)		$28.88

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$2,699,887
Expenses
Management fee	$751,125
Independent trustees' fees and expenses	632
Total expenses before reductions	751,757
Expense reductions	(9)
Total expenses after reductions		751,748
Net Investment income (loss)		1,948,139
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	3,457,839
Unaffiliated issuers	(1,110,565)
Foreign currency transactions	12
Futures contracts	(4,693)
Total net realized gain (loss)		2,342,593
Change in net unrealized appreciation (depreciation) on investment securities		1,420,433
Net gain (loss)		3,763,026
Net increase (decrease) in net assets resulting from operations		$5,711,165
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,948,139	$1,429,112
Net realized gain (loss)	2,342,593	1,521,586
Change in net unrealized appreciation (depreciation)	1,420,433	(2,033,797)
Net increase (decrease) in net assets resulting from operations	5,711,165	916,901
Distributions to shareholders	(2,839,975)	(3,452,325)

Share transactions
Proceeds from sales of shares	32,169,213	25,101,299
Cost of shares redeemed	(20,717,724)	(2,855,376)

Net increase (decrease) in net assets resulting from share transactions	11,451,489	22,245,923
Total increase (decrease) in net assets	14,322,679	19,710,499

Net Assets
Beginning of period	114,175,428	94,464,929
End of period	$128,498,107	$114,175,428

Other Information
Shares
Sold	1,125,000	875,000
Redeemed	(750,000)	(100,000)
Net increase (decrease)	375,000	775,000

Fidelity® Blue Chip Value ETF

Years ended July 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$28.02	$28.63	$20.23	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.43	.39	.32	.03
Net realized and unrealized gain (loss)	1.04	(.03)	8.32	.21
Total from investment operations	1.47	.36	8.64	.24
Distributions from net investment income	(.42)	(.39)	(.24)	(.01)
Distributions from net realized gain	(.19)	(.58)	-	-
Total distributions	(.61)	(.97)	(.24)	(.01)
Net asset value, end of period	$28.88	$28.02	$28.63	$20.23
Total Return D,E,F	5.35%	1.27%	42.83%	1.23%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.59%	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59% I
Expenses net of all reductions	.59%	.59%	.58%	.59% I
Net investment income (loss)	1.53%	1.36%	1.22%	1.02% I
Supplemental Data
Net assets, end of period (000 omitted)	$128,498	$114,175	$94,465	$8,093
Portfolio turnover rate J,K	35%	54%	97%	20% L

AFor the period June 2, 2020 (commencement of operations) through July 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DBased on net asset value.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns for periods of less than one year are not annualized.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

Fidelity® Growth Opportunities ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Growth Opportunities ETF - NAV A	23.80%	-4.27%
Fidelity® Growth Opportunities ETF - Market Price B	23.60%	-5.24%
Russell 1000® Growth Index A	17.31%	6.55%

A   From February 2, 2021

B  From February 4, 2021, date initially listed on the CboeBZX Exchange, Inc.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Opportunities ETF - NAV, on February 2, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Fidelity® Growth Opportunities ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Managers Michael Kim and Kyle Weaver:
For the fiscal year ending July 31, 2023, the exchange-traded fund's net asset value gained 23.80%, versus 17.31% for the Russell 1000 Growth Index. The ETF's market price advanced 23.60% for the 12 months. The biggest contributor to performance versus the benchmark, by far, was stock selection in information technology. Security selection in industrials also boosted relative performance, as did a sizable underweight in consumer staples. The top individual relative contributor was an overweight in Nvidia (+161%), one of our biggest holdings. This period we increased our investment in Nvidia. The second-largest relative contributor was an overweight in Uber Technologies (+114%). Uber was one of the fund's largest holdings; this period we increased our position. An overweight in Meta Platforms (+103%) also helped. This past year we increased our stake, and Meta Platforms was among our biggest holdings at period end. In contrast, the primary detractor from performance versus the benchmark was stock selection in energy. Picks and an overweight in financials also hampered the fund's result. Further detracting from our result was security selection in consumer discretionary. The biggest individual relative detractor was our stake in Antero Resources (-32%). The second-largest relative detractor was our non-benchmark stake in T-Mobile (-4%), one of our largest holdings. This period we increased our investment. An overweight in EPAM Systems (-31%) also detracted. This period we increased our position in EPAM. Notable changes in positioning include significantly decreased exposure to the energy sector and a higher allocation to financials.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Growth Opportunities ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	10.1
NVIDIA Corp.	8.3
Amazon.com, Inc.	4.8
Alphabet, Inc. Class C	4.4
Meta Platforms, Inc. Class A	3.5
T-Mobile U.S., Inc.	3.4
Uber Technologies, Inc.	3.1
Alphabet, Inc. Class A	2.9
ON Semiconductor Corp.	2.4
Roku, Inc. Class A	2.3
45.2

Market Sectors (% of Fund's net assets)

Information Technology	44.5
Communication Services	19.6
Financials	10.3
Health Care	9.8
Consumer Discretionary	7.3
Industrials	4.3
Energy	2.7
Utilities	1.1
Consumer Staples	0.3

Asset Allocation (% of Fund's net assets)

Fidelity® Growth Opportunities ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 19.6%
Entertainment - 3.9%
Netflix, Inc. (a)	2,517	1,104,887
Roku, Inc. Class A (a)	47,562	4,578,794
Sea Ltd. ADR (a)	28,931	1,924,490
		7,608,171
Interactive Media & Services - 11.6%
Alphabet, Inc.:
Class A (a)	42,176	5,597,599
Class C (a)	65,021	8,654,945
Meta Platforms, Inc. Class A (a)	21,233	6,764,834
Snap, Inc. Class A (a)	53,249	604,909
Zoominfo Technologies, Inc. (a)	42,289	1,081,330
		22,703,617
Media - 0.7%
Magnite, Inc. (a)	62,013	938,257
TechTarget, Inc. (a)	10,538	342,274
The Trade Desk, Inc. (a)	1,422	129,772
		1,410,303
Wireless Telecommunication Services - 3.4%
T-Mobile U.S., Inc. (a)	47,295	6,515,832
TOTAL COMMUNICATION SERVICES		38,237,923
CONSUMER DISCRETIONARY - 7.3%
Automobile Components - 0.1%
Aptiv PLC (a)	2,122	232,338
Automobiles - 0.3%
Rivian Automotive, Inc. (a)	13,253	366,313
Tesla, Inc. (a)	438	117,134
		483,447
Broadline Retail - 4.8%
Amazon.com, Inc. (a)	69,761	9,325,650
Household Durables - 0.0%
Lennar Corp. Class A	307	38,937
Leisure Products - 0.0%
Peloton Interactive, Inc. Class A (a)	5,991	58,173
Specialty Retail - 2.0%
Carvana Co. Class A (a)	18,981	872,177
Cazoo Group Ltd. Class A (a)	3,570	6,533
Floor & Decor Holdings, Inc. Class A (a)	14,790	1,698,632
Lowe's Companies, Inc.	4,066	952,542
RH (a)	479	185,933
Wayfair LLC Class A (a)	1,780	138,609
		3,854,426
Textiles, Apparel & Luxury Goods - 0.1%
lululemon athletica, Inc. (a)	612	231,660
TOTAL CONSUMER DISCRETIONARY		14,224,631
CONSUMER STAPLES - 0.3%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	673	249,979
Consumer Staples Distribution & Retail - 0.2%
BJ's Wholesale Club Holdings, Inc. (a)	4,840	320,940
Food Products - 0.0%
Local Bounti Corp. (a)	3,086	13,393
TOTAL CONSUMER STAPLES		584,312
ENERGY - 2.7%
Oil, Gas & Consumable Fuels - 2.7%
Antero Resources Corp. (a)	58,549	1,566,186
Canadian Natural Resources Ltd.	9,053	550,533
Exxon Mobil Corp.	896	96,087
Hess Corp.	6,153	933,595
Occidental Petroleum Corp.	484	30,555
Ovintiv, Inc.	23,735	1,093,946
Tourmaline Oil Corp.	20,566	1,065,848
		5,336,750
FINANCIALS - 10.3%
Capital Markets - 0.9%
Coinbase Global, Inc. (a)	3,253	320,778
LPL Financial	6,226	1,427,995
		1,748,773
Financial Services - 9.4%
Apollo Global Management, Inc.	2,697	220,372
Block, Inc. Class A (a)	56,128	4,519,988
Dlocal Ltd. (a)	62,078	941,723
Fiserv, Inc. (a)	14,174	1,788,901
Global Payments, Inc.	15,209	1,676,792
Marqeta, Inc. Class A (a)	243,780	1,360,292
MasterCard, Inc. Class A	3,622	1,428,082
Nuvei Corp. (a)(b)	52,134	1,778,291
Nuvei Corp. (Canada) (a)(b)	4,626	157,761
Payoneer Global, Inc. (a)	9,705	51,631
Repay Holdings Corp. (a)	75,794	632,880
Shift4 Payments, Inc. (a)	10,395	717,151
Visa, Inc. Class A	12,775	3,037,001
		18,310,865
TOTAL FINANCIALS		20,059,638
HEALTH CARE - 9.8%
Biotechnology - 1.8%
Alnylam Pharmaceuticals, Inc. (a)	1,465	286,261
ALX Oncology Holdings, Inc. (a)	2,298	14,041
Argenx SE ADR (a)	1,534	773,872
Ascendis Pharma A/S sponsored ADR (a)	67	6,040
Blueprint Medicines Corp. (a)	1,453	95,898
Celldex Therapeutics, Inc. (a)	8,932	315,836
Cytokinetics, Inc. (a)	11,478	382,791
Icosavax, Inc. (a)	23,437	206,949
Keros Therapeutics, Inc. (a)	3,661	153,323
Morphic Holding, Inc. (a)	2,051	116,353
Nuvalent, Inc. Class A (a)	3,518	175,372
PTC Therapeutics, Inc. (a)	665	26,826
Repligen Corp. (a)	750	128,670
Vaxcyte, Inc. (a)	11,890	571,433
Verve Therapeutics, Inc. (a)	3,101	63,539
Zentalis Pharmaceuticals, Inc. (a)	7,407	197,841
		3,515,045
Health Care Equipment & Supplies - 2.0%
Boston Scientific Corp. (a)	33,200	1,721,420
Insulet Corp. (a)	1,383	382,745
Penumbra, Inc. (a)	2,423	735,041
TransMedics Group, Inc. (a)	10,105	941,584
		3,780,790
Health Care Providers & Services - 4.8%
agilon health, Inc. (a)	57,727	1,105,472
Alignment Healthcare, Inc. (a)	1,344	8,346
Centene Corp. (a)	29,258	1,992,177
Humana, Inc.	4,326	1,976,247
P3 Health Partners, Inc. Class A (a)	20,863	46,316
UnitedHealth Group, Inc.	8,403	4,255,027
		9,383,585
Life Sciences Tools & Services - 0.8%
10X Genomics, Inc. (a)	1,896	119,410
Danaher Corp.	3,060	780,484
Thermo Fisher Scientific, Inc.	1,329	729,169
		1,629,063
Pharmaceuticals - 0.4%
Eli Lilly & Co.	1,835	834,099
TOTAL HEALTH CARE		19,142,582
INDUSTRIALS - 4.3%
Aerospace & Defense - 0.5%
The Boeing Co. (a)	4,062	970,209
Commercial Services & Supplies - 0.3%
ACV Auctions, Inc. Class A (a)	29,668	518,893
Electrical Equipment - 0.1%
Bloom Energy Corp. Class A (a)	6,964	124,377
Nextracker, Inc. Class A	965	40,868
		165,245
Ground Transportation - 3.4%
Lyft, Inc. (a)	41,144	522,940
Uber Technologies, Inc. (a)	121,638	6,016,215
		6,539,155
Professional Services - 0.0%
Paycom Software, Inc.	263	96,984
TOTAL INDUSTRIALS		8,290,486
INFORMATION TECHNOLOGY - 44.5%
Communications Equipment - 0.2%
Lumentum Holdings, Inc. (a)	8,276	433,331
Electronic Equipment, Instruments & Components - 2.8%
Coherent Corp. (a)	5,979	283,165
Flex Ltd. (a)	139,117	3,806,241
Jabil, Inc.	12,513	1,384,814
		5,474,220
IT Services - 2.5%
Cloudflare, Inc. (a)	1,897	130,457
EPAM Systems, Inc. (a)	7,548	1,787,442
Globant SA (a)	1,885	329,366
MongoDB, Inc. Class A (a)	5,217	2,208,878
Okta, Inc. (a)	1,325	101,840
Shopify, Inc. Class A (a)	1,339	90,490
Snowflake, Inc. (a)	504	89,566
Twilio, Inc. Class A (a)	2,730	180,262
		4,918,301
Semiconductors & Semiconductor Equipment - 18.2%
Advanced Micro Devices, Inc. (a)	33,964	3,885,482
Applied Materials, Inc.	8,233	1,248,040
Enphase Energy, Inc. (a)	997	151,375
GlobalFoundries, Inc. (a)	14,321	912,104
Impinj, Inc. (a)	1,285	85,607
Lam Research Corp.	1,042	748,667
Lattice Semiconductor Corp. (a)	1,014	92,213
Marvell Technology, Inc.	28,501	1,856,270
Monolithic Power Systems, Inc.	140	78,329
NVIDIA Corp.	34,844	16,282,253
NXP Semiconductors NV	18,524	4,130,482
ON Semiconductor Corp. (a)	42,597	4,589,827
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	13,555	1,343,978
		35,404,627
Software - 18.5%
Adobe, Inc. (a)	1,191	650,488
Autodesk, Inc. (a)	432	91,580
Bill Holdings, Inc. (a)	7,669	961,232
Confluent, Inc. (a)	13,016	449,573
Datadog, Inc. Class A (a)	9,977	1,164,515
DoubleVerify Holdings, Inc. (a)	18,591	782,681
Dynatrace, Inc. (a)	32,874	1,797,879
Elastic NV (a)	12,840	853,218
Five9, Inc. (a)	8,931	783,695
HubSpot, Inc. (a)	1,961	1,138,459
Intapp, Inc. (a)	17,870	733,742
Intuit, Inc.	2,039	1,043,356
Microsoft Corp.	58,799	19,751,759
Oracle Corp.	14,212	1,666,073
Palo Alto Networks, Inc. (a)	2,539	634,648
Salesforce, Inc. (a)	6,386	1,436,914
ServiceNow, Inc. (a)	3,197	1,863,851
Workday, Inc. Class A (a)	969	229,779
		36,033,442
Technology Hardware, Storage & Peripherals - 2.3%
Apple, Inc.	21,817	4,285,950
Pure Storage, Inc. Class A (a)	6,985	258,375
		4,544,325
TOTAL INFORMATION TECHNOLOGY		86,808,246
UTILITIES - 1.1%
Electric Utilities - 1.1%
Constellation Energy Corp.	5,533	534,764
PG&E Corp. (a)	94,114	1,657,348
		2,192,112
TOTAL COMMON STOCKS (Cost $152,870,581)		194,876,680

Money Market Funds - 0.1%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.15% (c) (Cost $306,503)	306,503	306,503

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $153,177,084)	195,183,183
NET OTHER ASSETS (LIABILITIES) - 0.0%	(84,100)
NET ASSETS - 100.0%	195,099,083

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,936,052 or 1.0% of net assets.

(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	38,237,923	38,237,923	-	-
Consumer Discretionary	14,224,631	14,224,631	-	-
Consumer Staples	584,312	584,312	-	-
Energy	5,336,750	5,336,750	-	-
Financials	20,059,638	20,059,638	-	-
Health Care	19,142,582	19,142,582	-	-
Industrials	8,290,486	8,290,486	-	-
Information Technology	86,808,246	86,808,246	-	-
Utilities	2,192,112	2,192,112	-	-

Money Market Funds	306,503	306,503	-	-
Total Investments in Securities:	195,183,183	195,183,183	-	-
Fidelity® Growth Opportunities ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $153,177,084):		$195,183,183
Cash		280
Dividends receivable		6,445
Total assets		195,189,908
Liabilities
Accrued management fee	$90,825
Total Liabilities		90,825
Net Assets		$195,099,083
Net Assets consist of:
Paid in capital		$174,553,744
Total accumulated earnings (loss)		20,545,339
Net Assets		$195,099,083
Net Asset Value, offering price and redemption price per share ($195,099,083 ÷ 10,875,000 shares)		$17.94

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$593,747
Income before foreign taxes withheld		$593,747
Less foreign taxes withheld		(33,462)
Total Income		560,285
Expenses
Management fee	$636,426
Independent trustees' fees and expenses	456
Total expenses before reductions	636,882
Expense reductions	(70)
Total expenses after reductions		636,812
Net Investment income (loss)		(76,527)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	2,203,470
Unaffiliated issuers	(5,587,832)
Foreign currency transactions	(23,276)
Futures contracts	38,610
Total net realized gain (loss)		(3,369,028)
Change in net unrealized appreciation (depreciation) on investment securities		44,562,111
Net gain (loss)		41,193,083
Net increase (decrease) in net assets resulting from operations		$41,116,556
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(76,527)	$(96,288)
Net realized gain (loss)	(3,369,028)	(14,454,858)
Change in net unrealized appreciation (depreciation)	44,562,111	(5,201,464)
Net increase (decrease) in net assets resulting from operations	41,116,556	(19,752,610)

Share transactions
Proceeds from sales of shares	118,430,789	59,102,297
Cost of shares redeemed	(26,758,280)	(16,719,011)

Net increase (decrease) in net assets resulting from share transactions	91,672,509	42,383,286
Total increase (decrease) in net assets	132,789,065	22,630,676

Net Assets
Beginning of period	62,310,018	39,679,342
End of period	$195,099,083	$62,310,018

Other Information
Shares
Sold	8,550,000	3,500,000
Redeemed	(1,975,000)	(1,075,000)
Net increase (decrease)	6,575,000	2,425,000

Fidelity® Growth Opportunities ETF

Years ended July 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$14.49	$21.16	$20.00
Income from Investment Operations
Net investment income (loss) B,C	(.01)	(.03)	(.03)
Net realized and unrealized gain (loss)	3.46	(6.64)	1.19
Total from investment operations	3.45	(6.67)	1.16
Net asset value, end of period	$17.94	$14.49	$21.16
Total Return D,E,F	23.80%	(31.53)%	5.82%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.59%	.59%	.59% I
Expenses net of all reductions	.59%	.59%	.59% I
Net investment income (loss)	(.07)%	(.19)%	(.33)% I
Supplemental Data
Net assets, end of period (000 omitted)	$195,099	$62,310	$39,679
Portfolio turnover rate J,K	78%	99%	49% L

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EBased on net asset value.

FTotal returns for periods of less than one year are not annualized.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

Fidelity® Magellan® ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Magellan® ETF - NAV A	7.21%	4.74%
Fidelity® Magellan® ETF - Market Price B	6.85%	4.31%
S&P 500® Index A	13.02%	9.27%

A   From February 2, 2021

B  From February 4, 2021, date initially listed on the CboeBZX Exchange, Inc.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Magellan® ETF - NAV, on February 2, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity® Magellan® ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Managers Tim Gannon and Sammy Simnegar:
For the fiscal year ending July 31, 2023, the exchange-traded fund's net asset value gained 7.21%, versus 13.02% for the S&P 500® index. The ETF's market price advanced 6.85% for the 12 months. Relative to the benchmark, security selection was the primary detractor, especially within the consumer discretionary and information technology sectors. An underweight and subpar picks among communication services stocks also hurt. The biggest individual relative detractor was an underweight in Apple (+22%), a position no longer held at period end. Untimely ownership of Amazon.com (-28%), a holding that was not held at period end, was problematic as well. An underweight in Alphabet (+14%), which was among the fund's largest holdings this period, also hurt. In contrast, the biggest contributor to performance versus the benchmark was an overweight in the semiconductors segment of the information technology sector. An underweight among consumer discretionary companies also boosted relative performance. The top individual relative contributor was an overweight in Nvidia (+156%), one of the portfolio's biggest holdings. Not owning Tesla, a benchmark component that returned -10%, added further value compared with the benchmark. Another notable relative contributor was our non-benchmark stake in Airbnb (+63%). This was a holding we established the past year. Notable changes in positioning include increased exposure to the industrials sector and a lower allocation to real estate stocks.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Magellan® ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	8.3
NVIDIA Corp.	4.7
UnitedHealth Group, Inc.	3.0
Eli Lilly & Co.	2.5
Visa, Inc. Class A	2.4
MasterCard, Inc. Class A	2.2
Costco Wholesale Corp.	2.1
Linde PLC	2.0
Broadcom, Inc.	2.0
Thermo Fisher Scientific, Inc.	2.0
31.2

Market Sectors (% of Fund's net assets)

Information Technology	34.8
Industrials	20.4
Health Care	15.3
Financials	14.2
Consumer Discretionary	6.8
Materials	4.4
Consumer Staples	2.1
Communication Services	2.0

Asset Allocation (% of Fund's net assets)

Fidelity® Magellan® ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 100.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.0%
Interactive Media & Services - 2.0%
Meta Platforms, Inc. Class A (a)	3,132	997,855
CONSUMER DISCRETIONARY - 6.8%
Hotels, Restaurants & Leisure - 4.0%
Airbnb, Inc. Class A (a)	4,699	715,141
Hilton Worldwide Holdings, Inc.	4,271	664,098
Yum! Brands, Inc.	4,566	628,601
		2,007,840
Specialty Retail - 2.8%
AutoZone, Inc. (a)	287	712,254
O'Reilly Automotive, Inc. (a)	731	676,752
		1,389,006
TOTAL CONSUMER DISCRETIONARY		3,396,846
CONSUMER STAPLES - 2.1%
Consumer Staples Distribution & Retail - 2.1%
Costco Wholesale Corp.	1,929	1,081,532
FINANCIALS - 14.2%
Capital Markets - 4.6%
Ares Management Corp.	5,123	508,304
Moody's Corp.	2,452	864,943
S&P Global, Inc.	2,337	921,970
		2,295,217
Financial Services - 6.1%
Fiserv, Inc. (a)	6,037	761,930
MasterCard, Inc. Class A	2,803	1,105,167
Visa, Inc. Class A	5,095	1,211,234
		3,078,331
Insurance - 3.5%
Arthur J. Gallagher & Co.	3,950	848,460
Marsh & McLennan Companies, Inc.	4,883	920,055
		1,768,515
TOTAL FINANCIALS		7,142,063
HEALTH CARE - 15.3%
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (a)	12,962	672,080
Health Care Providers & Services - 4.6%
Humana, Inc.	1,785	815,442
UnitedHealth Group, Inc.	2,941	1,489,234
		2,304,676
Life Sciences Tools & Services - 5.1%
Danaher Corp.	3,808	971,268
Mettler-Toledo International, Inc. (a)	478	601,071
Thermo Fisher Scientific, Inc.	1,833	1,005,694
		2,578,033
Pharmaceuticals - 4.3%
Eli Lilly & Co.	2,758	1,253,649
Zoetis, Inc. Class A	4,732	890,042
		2,143,691
TOTAL HEALTH CARE		7,698,480
INDUSTRIALS - 20.4%
Aerospace & Defense - 2.8%
HEICO Corp. Class A	4,633	650,242
TransDigm Group, Inc.	841	756,665
		1,406,907
Commercial Services & Supplies - 4.0%
Cintas Corp.	1,410	707,876
Copart, Inc. (a)	7,699	680,515
Waste Connections, Inc. (United States)	4,293	606,043
		1,994,434
Construction & Engineering - 1.3%
Quanta Services, Inc.	3,250	655,265
Electrical Equipment - 4.0%
AMETEK, Inc.	4,006	635,352
Eaton Corp. PLC	3,828	785,965
Rockwell Automation, Inc.	1,718	577,746
		1,999,063
Machinery - 1.3%
Ingersoll Rand, Inc.	9,851	642,975
Professional Services - 5.6%
Automatic Data Processing, Inc.	3,060	756,616
Equifax, Inc.	870	177,550
Paychex, Inc.	5,100	639,897
TransUnion Holding Co., Inc.	6,473	515,833
Verisk Analytics, Inc.	3,277	750,236
		2,840,132
Trading Companies & Distributors - 1.4%
United Rentals, Inc.	1,517	704,920
TOTAL INDUSTRIALS		10,243,696
INFORMATION TECHNOLOGY - 34.8%
Communications Equipment - 1.2%
Motorola Solutions, Inc.	2,124	608,802
Electronic Equipment, Instruments & Components - 2.7%
Amphenol Corp. Class A	7,944	701,535
CDW Corp.	3,565	666,905
		1,368,440
IT Services - 3.2%
Accenture PLC Class A	2,964	937,661
Gartner, Inc. (a)	1,886	666,871
		1,604,532
Semiconductors & Semiconductor Equipment - 15.1%
Analog Devices, Inc.	4,004	798,918
Broadcom, Inc.	1,128	1,013,677
First Solar, Inc. (a)	3,167	656,836
KLA Corp.	1,735	891,703
Lam Research Corp.	1,345	966,369
NVIDIA Corp.	5,075	2,371,497
ON Semiconductor Corp. (a)	8,371	901,975
		7,600,975
Software - 12.6%
Cadence Design Systems, Inc. (a)	3,295	771,063
Fortinet, Inc. (a)	7,614	591,760
Microsoft Corp.	12,323	4,139,539
Synopsys, Inc. (a)	1,774	801,493
		6,303,855
TOTAL INFORMATION TECHNOLOGY		17,486,604
MATERIALS - 4.4%
Chemicals - 3.2%
Linde PLC	2,615	1,021,602
Sherwin-Williams Co.	2,203	609,130
		1,630,732
Construction Materials - 1.2%
Vulcan Materials Co.	2,614	576,387
TOTAL MATERIALS		2,207,119
TOTAL COMMON STOCKS (Cost $41,363,844)		50,254,195

Money Market Funds - 1.1%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.15% (b) (Cost $577,298)	577,298	577,298

TOTAL INVESTMENT IN SECURITIES - 101.1% (Cost $41,941,142)	50,831,493
NET OTHER ASSETS (LIABILITIES) - (1.1)%	(556,637)
NET ASSETS - 100.0%	50,274,856

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	997,855	997,855	-	-
Consumer Discretionary	3,396,846	3,396,846	-	-
Consumer Staples	1,081,532	1,081,532	-	-
Financials	7,142,063	7,142,063	-	-
Health Care	7,698,480	7,698,480	-	-
Industrials	10,243,696	10,243,696	-	-
Information Technology	17,486,604	17,486,604	-	-
Materials	2,207,119	2,207,119	-	-

Money Market Funds	577,298	577,298	-	-
Total Investments in Securities:	50,831,493	50,831,493	-	-
Fidelity® Magellan® ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $41,941,142):		$50,831,493
Cash		55
Receivable for investments sold		593,690
Dividends receivable		10,046
Other receivables		98
Total assets		51,435,382
Liabilities
Payable for investments purchased	$1,136,363
Accrued management fee	24,163
Total Liabilities		1,160,526
Net Assets		$50,274,856
Net Assets consist of:
Paid in capital		$50,017,710
Total accumulated earnings (loss)		257,146
Net Assets		$50,274,856
Net Asset Value, offering price and redemption price per share ($50,274,856 ÷ 2,250,000 shares)		$22.34

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$396,185
Expenses
Management fee	$261,422
Independent trustees' fees and expenses	225
Total expenses before reductions	261,647
Expense reductions	(37)
Total expenses after reductions		261,610
Net Investment income (loss)		134,575
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	298,829
Unaffiliated issuers	(4,484,419)
Total net realized gain (loss)		(4,185,590)
Change in net unrealized appreciation (depreciation) on investment securities		7,292,125
Net gain (loss)		3,106,535
Net increase (decrease) in net assets resulting from operations		$3,241,110
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$134,575	$24,387
Net realized gain (loss)	(4,185,590)	(3,743,475)
Change in net unrealized appreciation (depreciation)	7,292,125	(2,178,468)
Net increase (decrease) in net assets resulting from operations	3,241,110	(5,897,556)
Distributions to shareholders	(144,575)	(32,550)

Share transactions
Proceeds from sales of shares	4,485,324	19,270,749
Cost of shares redeemed	(3,834,411)	(2,655,560)

Net increase (decrease) in net assets resulting from share transactions	650,913	16,615,189
Total increase (decrease) in net assets	3,747,448	10,685,083

Net Assets
Beginning of period	46,527,408	35,842,325
End of period	$50,274,856	$46,527,408

Other Information
Shares
Sold	225,000	800,000
Redeemed	(200,000)	(125,000)
Net increase (decrease)	25,000	675,000

Fidelity® Magellan® ETF

Years ended July 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$20.91	$23.12	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.06	.01	- D
Net realized and unrealized gain (loss)	1.44	(2.20)	3.13
Total from investment operations	1.50	(2.19)	3.13
Distributions from net investment income	(.07)	(.02)	(.01)
Total distributions	(.07)	(.02)	(.01)
Net asset value, end of period	$22.34	$20.91	$23.12
Total Return E,F,G	7.21%	(9.50)%	15.65%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.59%	.59%	.59% J
Expenses net of fee waivers, if any	.59%	.59%	.59% J
Expenses net of all reductions	.59%	.59%	.59% J
Net investment income (loss)	.30%	.05%	.01% J
Supplemental Data
Net assets, end of period (000 omitted)	$50,275	$46,527	$35,842
Portfolio turnover rate K,L	89%	68%	41% M

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GBased on net asset value.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KPortfolio turnover rate excludes securities received or delivered in-kind.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

MAmount not annualized.

Fidelity® New Millennium ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® New Millennium ETF - NAV A	21.36%	20.69%
Fidelity® New Millennium ETF - Market Price B	21.21%	19.59%
S&P 500® Index A	13.02%	15.23%

A   From June 2, 2020

B  From June 4, 2020, date initially listed on the CboeBZX Exchange, Inc.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium ETF - NAV, on June 2, 2020, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Fidelity® New Millennium ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Managers Andy Browder and Daniel Sherwood:
For the fiscal year ending July 31, 2023, the exchange-traded fund's net asset value gained 21.36%, versus 13.02% for the S&P 500® index. The ETF's market price advanced 21.21% for the 12 months. The biggest contributor to performance versus the benchmark was a sizable overweight in energy. Security selection among industrials stocks also boosted relative performance. Smaller-than-benchmark exposure to the information technology sector was another plus. The top individual relative contributor was an overweight in General Electric (+98%), which was among the fund's biggest holdings this period, though we decreased our position in the stock. Timely ownership of Amazon.com (+36%), one of the portfolio's largest holdings at period end and an investment we established the past year, also helped. An outsized stake in Hess (+39%), another of the fund's biggest holdings this period, proved beneficial as well, though we decreased exposure to the company. In contrast, the primary detractor from performance versus the benchmark was stock selection in energy. Also hurting the portfolio's result compared with the benchmark were picks among consumer staples and information technology firms. The largest individual relative detractor was an underweight in Nvidia (+157%), one of the biggest holdings in the fund at period end. This was an investment we established this period. Not owning Broadcom, a benchmark component that gained 73%, was the second-largest relative detractor. Undersized exposure to JPMorgan Chase (+41%) also proved detrimental. This was a position we established the past year. Notable changes in positioning include increased allocations to the information technology and communication services sectors.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.
Note to Shareholders: On October 20, 2022, Daniel Sherwood assumed co-management responsibilities for the fund. On December 31, 2022, Lead Manager John Roth retired from Fidelity after 24 years with the firm.

Fidelity® New Millennium ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	7.1
Apple, Inc.	6.1
Amazon.com, Inc.	2.9
NVIDIA Corp.	2.4
Meta Platforms, Inc. Class A	2.3
Alphabet, Inc. Class A	2.0
Eli Lilly & Co.	1.9
Exxon Mobil Corp.	1.8
Visa, Inc. Class A	1.6
UnitedHealth Group, Inc.	1.6
29.7

Market Sectors (% of Fund's net assets)

Information Technology	29.2
Industrials	14.3
Health Care	11.7
Consumer Discretionary	10.5
Financials	9.7
Communication Services	7.7
Energy	5.2
Consumer Staples	4.1
Materials	3.9
Real Estate	1.7
Utilities	1.7

Asset Allocation (% of Fund's net assets)

Fidelity® New Millennium ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 7.7%
Entertainment - 2.1%
Endeavor Group Holdings, Inc. (a)	21,832	515,235
Netflix, Inc. (a)	2,677	1,175,123
Spotify Technology SA (a)	2,729	407,740
World Wrestling Entertainment, Inc. Class A	1,242	130,410
		2,228,508
Interactive Media & Services - 4.3%
Alphabet, Inc. Class A (a)	16,397	2,176,210
Meta Platforms, Inc. Class A (a)	7,718	2,458,955
		4,635,165
Media - 1.3%
Comcast Corp. Class A	32,212	1,457,915
TOTAL COMMUNICATION SERVICES		8,321,588
CONSUMER DISCRETIONARY - 10.5%
Automobile Components - 0.6%
Aptiv PLC (a)	5,814	636,575
Broadline Retail - 2.9%
Amazon.com, Inc. (a)	23,870	3,190,942
Hotels, Restaurants & Leisure - 2.5%
Airbnb, Inc. Class A (a)	2,037	310,011
Booking Holdings, Inc. (a)	205	609,014
Chipotle Mexican Grill, Inc. (a)	208	408,154
Churchill Downs, Inc.	4,067	471,162
Hilton Worldwide Holdings, Inc.	3,474	540,172
Yum! Brands, Inc.	2,315	318,706
		2,657,219
Household Durables - 1.0%
Lennar Corp. Class A	4,314	547,145
NVR, Inc. (a)	82	517,128
		1,064,273
Specialty Retail - 1.8%
Dick's Sporting Goods, Inc.	2,343	330,363
Floor & Decor Holdings, Inc. Class A (a)	3,005	345,124
TJX Companies, Inc.	14,254	1,233,399
		1,908,886
Textiles, Apparel & Luxury Goods - 1.7%
NIKE, Inc. Class B	8,307	917,010
Ralph Lauren Corp.	4,051	532,018
Tapestry, Inc.	9,732	419,936
		1,868,964
TOTAL CONSUMER DISCRETIONARY		11,326,859
CONSUMER STAPLES - 4.1%
Beverages - 2.4%
Boston Beer Co., Inc. Class A (a)	1,179	437,928
Constellation Brands, Inc. Class A (sub. vtg.)	1,062	289,714
Diageo PLC sponsored ADR	1,590	279,745
Keurig Dr. Pepper, Inc.	16,779	570,654
The Coca-Cola Co.	15,815	979,423
		2,557,464
Consumer Staples Distribution & Retail - 1.5%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	5,302	268,427
BJ's Wholesale Club Holdings, Inc. (a)	10,012	663,896
Performance Food Group Co. (a)	5,898	352,464
Target Corp.	2,518	343,631
		1,628,418
Personal Care Products - 0.2%
Kenvue, Inc.	10,108	239,357
TOTAL CONSUMER STAPLES		4,425,239
ENERGY - 5.2%
Energy Equipment & Services - 1.6%
Baker Hughes Co. Class A	15,462	553,385
Schlumberger Ltd.	14,173	826,853
TechnipFMC PLC	19,022	348,863
		1,729,101
Oil, Gas & Consumable Fuels - 3.6%
Antero Resources Corp. (a)	4,131	110,504
Canadian Natural Resources Ltd.	8,470	514,976
Cheniere Energy, Inc.	3,520	569,747
Exxon Mobil Corp.	18,047	1,935,360
Hess Corp.	4,701	713,283
		3,843,870
TOTAL ENERGY		5,572,971
FINANCIALS - 9.7%
Banks - 3.2%
Bank of America Corp.	36,092	1,154,944
JPMorgan Chase & Co.	5,649	892,316
PNC Financial Services Group, Inc.	2,815	385,345
Wells Fargo & Co.	23,028	1,062,972
		3,495,577
Capital Markets - 0.7%
Morgan Stanley	8,326	762,329
Financial Services - 3.4%
Block, Inc. Class A (a)	6,214	500,413
Fiserv, Inc. (a)	8,545	1,078,464
Shift4 Payments, Inc. (a)	4,711	325,012
Visa, Inc. Class A	7,487	1,779,885
		3,683,774
Insurance - 2.4%
Arch Capital Group Ltd. (a)	4,585	356,209
Chubb Ltd.	5,997	1,225,847
First American Financial Corp.	4,270	270,633
Marsh & McLennan Companies, Inc.	2,683	505,531
RenaissanceRe Holdings Ltd.	1,156	215,895
		2,574,115
TOTAL FINANCIALS		10,515,795
HEALTH CARE - 11.7%
Biotechnology - 1.1%
Gilead Sciences, Inc.	4,793	364,939
Legend Biotech Corp. ADR (a)	3,612	272,778
Regeneron Pharmaceuticals, Inc. (a)	692	513,402
		1,151,119
Health Care Equipment & Supplies - 2.5%
Boston Scientific Corp. (a)	21,097	1,093,879
GE Healthcare Holding LLC	4,053	316,134
Hologic, Inc. (a)	4,870	386,775
Masimo Corp. (a)	1,901	232,492
Stryker Corp.	2,229	631,721
		2,661,001
Health Care Providers & Services - 2.8%
agilon health, Inc. (a)	13,308	254,848
Centene Corp. (a)	5,293	360,400
Cigna Group	1,984	585,478
LifeStance Health Group, Inc. (a)	11,859	111,356
UnitedHealth Group, Inc.	3,466	1,755,078
		3,067,160
Life Sciences Tools & Services - 2.2%
Danaher Corp.	3,111	793,492
IQVIA Holdings, Inc. (a)	1,666	372,784
Thermo Fisher Scientific, Inc.	1,715	940,952
West Pharmaceutical Services, Inc.	832	306,209
		2,413,437
Pharmaceuticals - 3.1%
AstraZeneca PLC sponsored ADR	8,270	592,959
Eli Lilly & Co.	4,562	2,073,657
Merck & Co., Inc.	4,992	532,397
Novo Nordisk A/S Series B sponsored ADR	976	157,234
		3,356,247
TOTAL HEALTH CARE		12,648,964
INDUSTRIALS - 14.3%
Aerospace & Defense - 3.8%
BWX Technologies, Inc.	7,173	494,937
Howmet Aerospace, Inc.	16,579	847,850
Lockheed Martin Corp.	1,961	875,332
Northrop Grumman Corp.	1,507	670,615
The Boeing Co. (a)	4,950	1,182,308
		4,071,042
Building Products - 0.8%
Builders FirstSource, Inc. (a)	3,230	466,509
Fortune Brands Home & Security, Inc.	4,972	353,360
		819,869
Construction & Engineering - 1.1%
Quanta Services, Inc.	3,557	717,162
Willscot Mobile Mini Holdings (a)	9,937	476,479
		1,193,641
Electrical Equipment - 2.0%
Eaton Corp. PLC	4,524	928,868
Generac Holdings, Inc. (a)	3,960	608,652
Regal Rexnord Corp.	4,155	648,928
		2,186,448
Ground Transportation - 1.0%
Uber Technologies, Inc. (a)	22,200	1,098,012
Industrial Conglomerates - 1.0%
General Electric Co.	8,983	1,026,218
Machinery - 3.2%
Caterpillar, Inc.	2,766	733,460
Fortive Corp.	4,079	319,590
Ingersoll Rand, Inc.	12,177	794,793
ITT, Inc.	5,452	543,019
Parker Hannifin Corp.	2,497	1,023,795
		3,414,657
Professional Services - 1.1%
FTI Consulting, Inc. (a)	2,805	491,324
KBR, Inc.	8,991	552,857
WNS Holdings Ltd. sponsored ADR (a)	2,797	193,301
		1,237,482
Trading Companies & Distributors - 0.3%
United Rentals, Inc.	730	339,216
TOTAL INDUSTRIALS		15,386,585
INFORMATION TECHNOLOGY - 29.2%
Communications Equipment - 1.1%
Cisco Systems, Inc.	22,221	1,156,381
Electronic Equipment, Instruments & Components - 1.7%
Flex Ltd. (a)	29,193	798,720
Jabil, Inc.	6,429	711,497
Keysight Technologies, Inc. (a)	2,226	358,564
		1,868,781
IT Services - 0.9%
MongoDB, Inc. Class A (a)	1,056	447,110
Shopify, Inc. Class A (a)	8,305	561,252
		1,008,362
Semiconductors & Semiconductor Equipment - 7.6%
Advanced Micro Devices, Inc. (a)	11,036	1,262,518
Analog Devices, Inc.	3,985	795,127
Marvell Technology, Inc.	1,110	72,294
NVIDIA Corp.	5,618	2,625,235
NXP Semiconductors NV	4,677	1,042,877
ON Semiconductor Corp. (a)	10,087	1,086,874
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	7,546	748,186
Teradyne, Inc.	4,864	549,340
		8,182,451
Software - 11.8%
Adobe, Inc. (a)	2,286	1,248,545
Dynatrace, Inc. (a)	9,987	546,189
Intuit, Inc.	1,411	722,009
Microsoft Corp.	22,918	7,698,616
Oracle Corp.	8,838	1,036,079
Salesforce, Inc. (a)	4,211	947,517
Workday, Inc. Class A (a)	2,185	518,129
		12,717,084
Technology Hardware, Storage & Peripherals - 6.1%
Apple, Inc.	33,281	6,538,052
TOTAL INFORMATION TECHNOLOGY		31,471,111
MATERIALS - 3.9%
Chemicals - 1.5%
Celanese Corp. Class A	2,547	319,368
Element Solutions, Inc.	19,119	400,734
Linde PLC	2,218	866,506
		1,586,608
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	877	391,545
Containers & Packaging - 0.4%
O-I Glass, Inc. (a)	19,209	441,039
Metals & Mining - 1.7%
Commercial Metals Co.	2,409	137,843
Franco-Nevada Corp.	4,602	671,533
Freeport-McMoRan, Inc.	22,547	1,006,724
		1,816,100
TOTAL MATERIALS		4,235,292
REAL ESTATE - 1.7%
Equity Real Estate Investment Trusts (REITs) - 1.4%
Essex Property Trust, Inc.	941	229,181
Gaming & Leisure Properties	6,950	329,847
Prologis (REIT), Inc.	5,835	727,916
Spirit Realty Capital, Inc.	5,345	215,564
		1,502,508
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	4,358	363,065
TOTAL REAL ESTATE		1,865,573
UTILITIES - 1.7%
Electric Utilities - 1.3%
Constellation Energy Corp.	5,802	560,763
Southern Co.	12,108	875,893
		1,436,656
Independent Power and Renewable Electricity Producers - 0.4%
Vistra Corp.	14,670	411,640
TOTAL UTILITIES		1,848,296
TOTAL COMMON STOCKS (Cost $87,851,092)		107,618,273

Money Market Funds - 1.2%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.15% (b) (Cost $1,273,394)	1,273,394	1,273,394

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $89,124,486)	108,891,667
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(969,101)
NET ASSETS - 100.0%	107,922,566

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	8,321,588	8,321,588	-	-
Consumer Discretionary	11,326,859	11,326,859	-	-
Consumer Staples	4,425,239	4,425,239	-	-
Energy	5,572,971	5,572,971	-	-
Financials	10,515,795	10,515,795	-	-
Health Care	12,648,964	12,648,964	-	-
Industrials	15,386,585	15,386,585	-	-
Information Technology	31,471,111	31,471,111	-	-
Materials	4,235,292	4,235,292	-	-
Real Estate	1,865,573	1,865,573	-	-
Utilities	1,848,296	1,848,296	-	-

Money Market Funds	1,273,394	1,273,394	-	-
Total Investments in Securities:	108,891,667	108,891,667	-	-
Fidelity® New Millennium ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $89,124,486):		$108,891,667
Segregated cash with brokers for derivative instruments		33,600
Cash		664
Receivable for investments sold		5,441,664
Receivable for fund shares sold		2,579,157
Dividends receivable		20,755
Receivable for daily variation margin on futures contracts		995
Total assets		116,968,502
Liabilities
Payable for investments purchased	$8,996,615
Accrued management fee	49,321
Total Liabilities		9,045,936
Net Assets		$107,922,566
Net Assets consist of:
Paid in capital		$91,907,582
Total accumulated earnings (loss)		16,014,984
Net Assets		$107,922,566
Net Asset Value, offering price and redemption price per share ($107,922,566 ÷ 3,125,000 shares)		$34.54

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$1,318,103
Expenses
Management fee	$492,076
Independent trustees' fees and expenses	393
Total expenses before reductions	492,469
Expense reductions	(126)
Total expenses after reductions		492,343
Net Investment income (loss)		825,760
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	7,235,412
Unaffiliated issuers	(3,109,284)
Foreign currency transactions	(10)
Futures contracts	203
Total net realized gain (loss)		4,126,321
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	13,991,436
Assets and liabilities in foreign currencies	14
Total change in net unrealized appreciation (depreciation)		13,991,450
Net gain (loss)		18,117,771
Net increase (decrease) in net assets resulting from operations		$18,943,531
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$825,760	$816,005
Net realized gain (loss)	4,126,321	1,262,284
Change in net unrealized appreciation (depreciation)	13,991,450	(1,701,394)
Net increase (decrease) in net assets resulting from operations	18,943,531	376,895
Distributions to shareholders	(1,058,225)	(1,100,175)

Share transactions
Proceeds from sales of shares	63,669,740	3,720,338
Cost of shares redeemed	(29,908,118)	(7,128,248)

Net increase (decrease) in net assets resulting from share transactions	33,761,622	(3,407,910)
Total increase (decrease) in net assets	51,646,928	(4,131,190)

Net Assets
Beginning of period	56,275,638	60,406,828
End of period	$107,922,566	$56,275,638

Other Information
Shares
Sold	2,150,000	125,000
Redeemed	(975,000)	(250,000)
Net increase (decrease)	1,175,000	(125,000)

Fidelity® New Millennium ETF

Years ended July 31,	2023	2022	2021	2020 A
Selected Per-Share Data
Net asset value, beginning of period	$28.86	$29.11	$20.37	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.30	.40	.36	.03
Net realized and unrealized gain (loss)	5.78	(.12)	8.75	.36
Total from investment operations	6.08	.28	9.11	.39
Distributions from net investment income	(.33)	(.53)	(.37)	(.02)
Distributions from net realized gain	(.07)	-	-	-
Total distributions	(.40)	(.53)	(.37)	(.02)
Net asset value, end of period	$34.54	$28.86	$29.11	$20.37
Total Return D,E,F	21.36%	1.00%	45.03%	1.95%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.59%	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.59%	.59%	.59%	.59% I
Expenses net of all reductions	.59%	.59%	.58%	.59% I
Net investment income (loss)	.99%	1.36%	1.33%	1.00% I
Supplemental Data
Net assets, end of period (000 omitted)	$107,923	$56,276	$60,407	$6,112
Portfolio turnover rate J,K	76%	36%	68%	10% L

AFor the period June 2, 2020 (commencement of operations) through July 31, 2020.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DTotal returns for periods of less than one year are not annualized.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FBased on net asset value.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

Fidelity® Real Estate Investment ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Real Estate Investment ETF - NAV A	-9.93%	4.23%
Fidelity® Real Estate Investment ETF - Market Price B	-10.11%	4.16%
MSCI US IMI Real Estate 25/50 Index A	-9.65%	2.61%
S&P 500® Index A	13.02%	9.27%

A   From February 2, 2021

B  From February 4, 2021, date initially listed on the CboeBZX Exchange, Inc.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Investment ETF - NAV, on February 2, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI US IMI Real Estate 25/50 Index and S&P 500® Index performed over the same period.

Fidelity® Real Estate Investment ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Managers Steve Buller and Wan Hua Tan:
For the fiscal year ending July 31, 2023, the exchange-traded fund's net asset value returned -9.93%, versus -9.65% for the MSCI US IMI Real Estate 25/50 Index. The ETF's market price returned -10.11% the past 12 months, whereas the S&P 500® index gained 13.02%. The primary detractor from performance versus the sector index was an underweight in regional malls. Stock picks and an overweight among infrastructure REITs also hampered the fund's relative result. The biggest individual relative detractor was an overweight in Crown Castle (-37%), one of the fund's largest holdings. Outsized exposure to SBA Communications (-32%), another of our biggest positions, proved detrimental as well. Not owning Simon Property Group, an index component that gained about 22%, was an additional relative detractor of note. In contrast, the biggest contributor to performance versus the sector index was an underweight among office REITs. An overweight in data centers also boosted the fund's relative performance, as did security selection in the health care REIT industry. Not owning American Tower, an index component that returned about -28%, was the top individual relative contributor. An overweight stake in Equinix (+18%), one of the fund's largest holdings, helped as well. An outsized position in Iron Mountain (+33%) further contributed. Notable changes in positioning include a decreased allocation to the gaming industry and a higher exposure to shopping centers.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Real Estate Investment ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Prologis (REIT), Inc.	10.6
Crown Castle International Corp.	8.1
Equinix, Inc.	7.1
Ventas, Inc.	5.0
Welltower, Inc.	4.5
Digital Realty Trust, Inc.	4.1
UDR, Inc.	3.9
Mid-America Apartment Communities, Inc.	3.6
SBA Communications Corp. Class A	3.3
CBRE Group, Inc.	3.3
53.5

Top REIT Sectors (% of Fund's net assets)

REITs - Diversified	27.0
REITs - Apartments	13.5
REITs - Warehouse/Industrial	11.2
REITs - Health Care	9.5
REITs - Shopping Centers	8.0

Asset Allocation (% of Fund's net assets)

Fidelity® Real Estate Investment ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
Equity Real Estate Investment Trusts (REITs) - 93.2%
REITs - Apartments - 13.5%
American Homes 4 Rent Class A	8,037	301,227
Equity Residential (SBI)	4,583	302,203
Invitation Homes, Inc.	8,685	308,318
Mid-America Apartment Communities, Inc.	3,670	549,252
UDR, Inc.	14,228	581,641
		2,042,641
REITs - Diversified - 27.0%
Apartment Income (REIT) Corp.	6,246	215,737
Crown Castle International Corp.	11,268	1,220,212
Digital Realty Trust, Inc.	4,930	614,377
Elme Communities (SBI)	1,935	31,444
Equinix, Inc.	1,320	1,069,094
Gaming & Leisure Properties	3,764	178,639
Lamar Advertising Co. Class A	2,535	250,205
SBA Communications Corp. Class A	2,281	499,425
		4,079,133
REITs - Health Care - 9.5%
Ventas, Inc.	15,550	754,486
Welltower, Inc.	8,310	682,667
		1,437,153
REITs - Hotels - 5.0%
DiamondRock Hospitality Co.	21,839	185,632
Host Hotels & Resorts, Inc.	17,750	326,600
RLJ Lodging Trust	10,916	112,435
Ryman Hospitality Properties, Inc.	1,460	139,123
		763,790
REITs - Management/Investment - 5.3%
NNN (REIT), Inc.	10,012	427,312
Weyerhaeuser Co.	11,185	380,961
		808,273
REITs - Manufactured Homes - 3.9%
Equity Lifestyle Properties, Inc.	2,919	207,774
Sun Communities, Inc.	2,952	384,646
		592,420
REITs - Regional Malls - 0.4%
Tanger Factory Outlet Centers, Inc.	2,435	57,003
REITs - Shopping Centers - 8.0%
Kimco Realty Corp.	18,540	375,620
Phillips Edison & Co., Inc.	7,022	247,947
Regency Centers Corp.	5,242	343,508
SITE Centers Corp.	8,104	113,861
Urban Edge Properties	8,040	136,760
		1,217,696
REITs - Single Tenant - 2.7%
Four Corners Property Trust, Inc.	3,961	104,174
Spirit Realty Capital, Inc.	7,401	298,482
		402,656
REITs - Storage - 6.7%
CubeSmart	11,231	486,976
Extra Space Storage, Inc.	1,542	215,217
Iron Mountain, Inc.	5,099	313,079
		1,015,272
REITs - Warehouse/Industrial - 11.2%
Prologis (REIT), Inc.	12,794	1,596,051
Terreno Realty Corp.	1,559	92,511
		1,688,562
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		14,104,599
Real Estate Management & Development - 5.7%
Real Estate Services - 5.7%
CBRE Group, Inc. (a)	5,908	492,195
CoStar Group, Inc. (a)	2,243	188,345
Zillow Group, Inc. Class C (a)	3,418	185,119
		865,659
TOTAL COMMON STOCKS (Cost $16,239,711)		14,970,258

Money Market Funds - 1.1%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.15% (b) (Cost $167,489)	167,489	167,489

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $16,407,200)	15,137,747
NET OTHER ASSETS (LIABILITIES) - 0.0%	(3,593)
NET ASSETS - 100.0%	15,134,154

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks	14,970,258	14,970,258	-	-

Money Market Funds	167,489	167,489	-	-
Total Investments in Securities:	15,137,747	15,137,747	-	-
Fidelity® Real Estate Investment ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $16,407,200):		$15,137,747
Receivable for investments sold		53,540
Dividends receivable		6,906
Other receivables		2,773
Total assets		15,200,966
Liabilities
Payable for investments purchased	$57,945
Accrued management fee	7,480
Other payables and accrued expenses	1,387
Total Liabilities		66,812
Net Assets		$15,134,154
Net Assets consist of:
Paid in capital		$17,515,881
Total accumulated earnings (loss)		(2,381,727)
Net Assets		$15,134,154
Net Asset Value, offering price and redemption price per share ($15,134,154 ÷ 725,000 shares)		$20.87

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$505,167
Expenses
Management fee	$96,814
Independent trustees' fees and expenses	89
Total Expenses		96,903
Net Investment income (loss)		408,264
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	192,538
Unaffiliated issuers	(970,377)
Total net realized gain (loss)		(777,839)
Change in net unrealized appreciation (depreciation) on investment securities		(1,729,975)
Net gain (loss)		(2,507,814)
Net increase (decrease) in net assets resulting from operations		$(2,099,550)
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$408,264	$322,595
Net realized gain (loss)	(777,839)	414,223
Change in net unrealized appreciation (depreciation)	(1,729,975)	(1,439,266)
Net increase (decrease) in net assets resulting from operations	(2,099,550)	(702,448)
Distributions to shareholders	(452,000)	(456,700)

Share transactions
Proceeds from sales of shares	1,073,585	7,736,496
Cost of shares redeemed	(3,644,415)	(3,056,221)

Net increase (decrease) in net assets resulting from share transactions	(2,570,830)	4,680,275
Total increase (decrease) in net assets	(5,122,380)	3,521,127

Net Assets
Beginning of period	20,256,534	16,735,407
End of period	$15,134,154	$20,256,534

Other Information
Shares
Sold	50,000	300,000
Redeemed	(175,000)	(125,000)
Net increase (decrease)	(125,000)	175,000

Fidelity® Real Estate Investment ETF

Years ended July 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$23.83	$24.79	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.52	.39	.21
Net realized and unrealized gain (loss)	(2.91)	(.80)	4.79
Total from investment operations	(2.39)	(.41)	5.00
Distributions from net investment income	(.57)	(.55)	(.21)
Total distributions	(.57)	(.55)	(.21)
Net asset value, end of period	$20.87	$23.83	$24.79
Total Return D,E,F	(9.93)%	(1.68)%	25.17%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.59%	.59%	.59% I
Expenses net of all reductions	.59%	.59%	.58% I
Net investment income (loss)	2.49%	1.58%	1.80% I
Supplemental Data
Net assets, end of period (000 omitted)	$15,134	$20,257	$16,735
Portfolio turnover rate J,K	33%	24%	23% L

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DBased on net asset value.

ETotal returns for periods of less than one year are not annualized.

FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

Fidelity® Small-Mid Cap Opportunities ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Small-Mid Cap Opportunities ETF - NAV A	9.02%	5.71%
Fidelity® Small-Mid Cap Opportunities ETF - Market Price B	8.91%	4.75%
Russell 2500™ Index A	8.05%	1.51%

A   From February 2, 2021

B  From February 4, 2021, date initially listed on the CboeBZX Exchange, Inc.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small-Mid Cap Opportunities ETF - NAV, on February 2, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Fidelity® Small-Mid Cap Opportunities ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market
Comments from Co-Portfolio Managers Tim Gannon and Michelle Hoerber:
For the fiscal year ending July 31, 2023, the exchange-traded fund's (ETF) net asset value returned 9.02% and its market price returned 8.91%, versus the 8.05% advance for the Russell 2500 Index. Relative to the benchmark, market selection was the primary contributor, especially an underweight in the real estate sector. The biggest contributor to performance versus the benchmark was security selection and an overweight in industrials. Stock picking in materials and energy also boosted the fund's relative performance. The top individual relative contributor was an overweight in Builders FirstSource (+111%), the fund's largest holding. The second-largest relative contributor was an overweight in Technipfmc (+127%), also among our biggest holdings. A non-benchmark stake in Arch Capital gained 75% and notably helped and also was among the largest holdings at period end. In contrast, the primary detractor from performance versus the benchmark was security selection in health care. Also hurting our result were stock selection in information technology and real estate. The largest individual relative detractor was our stake in Comerica (-48%), a stake we no longer held at period end. A second notable relative detractor was an overweight in Antero Resources (-33%). A stake in Cyxtera Technologies also returned -76% and notably hurt. Cyxtera Technologies was also not held at period end. Notable changes in positioning include increased exposure to the materials and information technology sectors.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Small-Mid Cap Opportunities ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Builders FirstSource, Inc.	2.0
TechnipFMC PLC	1.7
TFI International, Inc.	1.5
Tempur Sealy International, Inc.	1.4
Hess Corp.	1.4
AutoZone, Inc.	1.3
Arch Capital Group Ltd.	1.2
ON Semiconductor Corp.	1.2
Amdocs Ltd.	1.2
BJ's Wholesale Club Holdings, Inc.	1.2
14.1

Market Sectors (% of Fund's net assets)

Industrials	22.5
Financials	15.8
Consumer Discretionary	12.8
Information Technology	12.6
Health Care	10.7
Materials	6.9
Energy	6.3
Consumer Staples	4.5
Real Estate	3.9
Utilities	1.6
Communication Services	1.3

Asset Allocation (% of Fund's net assets)

Fidelity® Small-Mid Cap Opportunities ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 98.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.3%
Interactive Media & Services - 0.4%
Ziff Davis, Inc. (a)	1,712	124,154
Media - 0.9%
Nexstar Broadcasting Group, Inc. Class A	1,700	317,424
TOTAL COMMUNICATION SERVICES		441,578
CONSUMER DISCRETIONARY - 12.8%
Automobile Components - 0.6%
Adient PLC (a)	2,852	121,381
Patrick Industries, Inc.	818	70,798
		192,179
Diversified Consumer Services - 0.6%
Adtalem Global Education, Inc. (a)	1,699	73,465
Duolingo, Inc. (a)	835	129,584
		203,049
Hotels, Restaurants & Leisure - 2.8%
Brinker International, Inc. (a)	3,255	127,856
Churchill Downs, Inc.	2,713	314,301
Light & Wonder, Inc. Class A (a)	2,169	152,481
Red Rock Resorts, Inc.	2,110	102,335
Wyndham Hotels & Resorts, Inc.	3,631	282,928
		979,901
Household Durables - 2.9%
Helen of Troy Ltd. (a)	1,007	142,289
KB Home	3,087	166,605
LGI Homes, Inc. (a)	1,580	219,225
Tempur Sealy International, Inc.	11,157	497,937
		1,026,056
Specialty Retail - 3.9%
Academy Sports & Outdoors, Inc.	788	47,115
AutoZone, Inc. (a)	187	464,082
Dick's Sporting Goods, Inc.	2,040	287,640
Murphy U.S.A., Inc.	852	261,590
Upbound Group, Inc.	3,914	135,542
Williams-Sonoma, Inc.	1,286	178,291
		1,374,260
Textiles, Apparel & Luxury Goods - 2.0%
Crocs, Inc. (a)	2,541	275,317
Gildan Activewear, Inc.	3,290	102,319
Tapestry, Inc.	7,887	340,324
		717,960
TOTAL CONSUMER DISCRETIONARY		4,493,405
CONSUMER STAPLES - 4.5%
Consumer Staples Distribution & Retail - 3.2%
BJ's Wholesale Club Holdings, Inc. (a)	6,111	405,220
Performance Food Group Co. (a)	6,146	367,285
U.S. Foods Holding Corp. (a)	7,872	336,371
		1,108,876
Food Products - 1.3%
Lamb Weston Holdings, Inc.	1,584	164,150
Nomad Foods Ltd. (a)	13,962	248,244
Seaboard Corp.	17	61,285
		473,679
TOTAL CONSUMER STAPLES		1,582,555
ENERGY - 6.3%
Energy Equipment & Services - 1.7%
TechnipFMC PLC	32,243	591,337
Oil, Gas & Consumable Fuels - 4.6%
Antero Resources Corp. (a)	10,095	270,041
Cheniere Energy, Inc.	2,092	338,611
Denbury, Inc. (a)	1,778	156,304
Hess Corp.	3,183	482,957
Marathon Oil Corp.	4,751	124,809
Murphy Oil Corp.	5,077	219,682
Sitio Royalties Corp.	1,261	34,476
		1,626,880
TOTAL ENERGY		2,218,217
FINANCIALS - 15.8%
Banks - 6.3%
BOK Financial Corp.	1,862	165,867
Cadence Bank	7,915	198,271
Eastern Bankshares, Inc.	12,875	181,795
First Bancorp, Puerto Rico	10,487	155,732
First Citizens Bancshares, Inc.	146	208,970
First Hawaiian, Inc.	5,046	104,402
First Interstate Bancsystem, Inc.	5,392	154,912
Independent Bank Group, Inc.	2,625	117,784
M&T Bank Corp.	699	97,762
Pinnacle Financial Partners, Inc.	3,073	233,241
Synovus Financial Corp.	6,528	221,299
Trico Bancshares	817	30,539
Webster Financial Corp.	3,417	161,692
Wintrust Financial Corp.	1,990	167,876
		2,200,142
Capital Markets - 1.5%
LPL Financial	1,475	338,306
Raymond James Financial, Inc.	1,736	191,082
		529,388
Consumer Finance - 1.4%
Discover Financial Services	2,625	277,069
Encore Capital Group, Inc. (a)	1,240	66,340
PROG Holdings, Inc. (a)	4,029	163,497
		506,906
Financial Services - 0.4%
Walker & Dunlop, Inc.	1,503	136,743
Insurance - 6.2%
American Financial Group, Inc.	1,515	184,239
Arch Capital Group Ltd. (a)	5,354	415,952
Assurant, Inc.	1,877	252,475
Enstar Group Ltd. (a)	428	109,517
First American Financial Corp.	6,362	403,224
Old Republic International Corp.	11,205	308,922
Primerica, Inc.	1,333	283,529
Reinsurance Group of America, Inc.	1,505	211,227
		2,169,085
TOTAL FINANCIALS		5,542,264
HEALTH CARE - 10.7%
Biotechnology - 1.6%
Acelyrin, Inc.	701	17,413
ALX Oncology Holdings, Inc. (a)	263	1,607
Arcellx, Inc. (a)	719	24,626
Arcutis Biotherapeutics, Inc. (a)	118	1,287
Argenx SE ADR (a)	314	158,407
Blueprint Medicines Corp. (a)	1,021	67,386
Celldex Therapeutics, Inc. (a)	466	16,478
Cytokinetics, Inc. (a)	905	30,182
Day One Biopharmaceuticals, Inc. (a)	954	12,631
Immunocore Holdings PLC ADR (a)	536	35,365
Keros Therapeutics, Inc. (a)	176	7,371
Nuvalent, Inc. Class A (a)	910	45,364
Prelude Therapeutics, Inc. (a)	393	1,537
PTC Therapeutics, Inc. (a)	756	30,497
Vaxcyte, Inc. (a)	774	37,198
Vericel Corp. (a)	528	18,966
Verve Therapeutics, Inc. (a)	588	12,048
Xenon Pharmaceuticals, Inc. (a)	824	30,422
Zentalis Pharmaceuticals, Inc. (a)	771	20,593
		569,378
Health Care Equipment & Supplies - 2.8%
Envista Holdings Corp. (a)	6,871	236,431
Haemonetics Corp. (a)	2,002	184,664
Hologic, Inc. (a)	2,910	231,112
ICU Medical, Inc. (a)	777	138,446
TransMedics Group, Inc. (a)	2,152	200,523
		991,176
Health Care Providers & Services - 3.5%
Acadia Healthcare Co., Inc. (a)	3,390	267,912
AdaptHealth Corp. (a)	7,558	103,847
agilon health, Inc. (a)	5,345	102,357
Molina Healthcare, Inc. (a)	1,243	378,481
Owens & Minor, Inc. (a)	5,347	102,876
Universal Health Services, Inc. Class B	2,034	282,645
		1,238,118
Health Care Technology - 0.7%
Evolent Health, Inc. (a)	3,399	103,296
Phreesia, Inc. (a)	4,160	131,955
		235,251
Life Sciences Tools & Services - 1.7%
10X Genomics, Inc. (a)	539	33,946
Charles River Laboratories International, Inc. (a)	1,093	229,027
ICON PLC (a)	142	35,700
Medpace Holdings, Inc. (a)	695	175,953
West Pharmaceutical Services, Inc.	311	114,460
		589,086
Pharmaceuticals - 0.4%
Arvinas Holding Co. LLC (a)	664	16,414
Axsome Therapeutics, Inc. (a)	451	35,390
Prestige Brands Holdings, Inc. (a)	368	23,997
Ventyx Biosciences, Inc. (a)	561	20,785
Verona Pharma PLC ADR (a)	1,517	33,511
		130,097
TOTAL HEALTH CARE		3,753,106
INDUSTRIALS - 22.5%
Aerospace & Defense - 0.5%
Curtiss-Wright Corp.	890	170,310
Building Products - 2.5%
Builders FirstSource, Inc. (a)	4,919	710,448
Hayward Holdings, Inc. (a)	13,758	183,807
		894,255
Commercial Services & Supplies - 0.4%
The Brink's Co.	2,001	145,993
Construction & Engineering - 2.7%
AECOM	2,683	233,421
EMCOR Group, Inc.	1,420	305,357
Granite Construction, Inc.	5,007	204,937
Willscot Mobile Mini Holdings (a)	3,965	190,122
		933,837
Electrical Equipment - 3.8%
Acuity Brands, Inc.	1,219	201,428
AMETEK, Inc.	1,810	287,066
Atkore, Inc. (a)	1,856	294,492
Regal Rexnord Corp.	2,532	395,448
Vertiv Holdings Co.	5,670	147,477
		1,325,911
Ground Transportation - 2.2%
TFI International, Inc.	4,187	537,401
XPO, Inc. (a)	3,366	233,062
		770,463
Machinery - 3.8%
Allison Transmission Holdings, Inc.	3,329	195,379
Crane Co.	2,695	252,495
Crane Nxt Co.	2,695	159,409
Federal Signal Corp.	2,707	165,371
ITT, Inc.	3,302	328,879
SPX Technologies, Inc. (a)	2,930	247,907
		1,349,440
Professional Services - 5.2%
ASGN, Inc. (a)	2,913	222,320
CACI International, Inc. Class A (a)	888	311,191
Concentrix Corp.	1,869	155,576
ExlService Holdings, Inc. (a)	1,272	179,288
Genpact Ltd.	5,652	203,981
KBR, Inc.	5,211	320,424
Kforce, Inc.	1,206	76,509
Maximus, Inc.	1,959	164,086
WNS Holdings Ltd. sponsored ADR (a)	2,554	176,507
		1,809,882
Trading Companies & Distributors - 1.4%
Applied Industrial Technologies, Inc.	988	143,250
Beacon Roofing Supply, Inc. (a)	2,881	246,815
Rush Enterprises, Inc. Class A	1,840	119,011
		509,076
TOTAL INDUSTRIALS		7,909,167
INFORMATION TECHNOLOGY - 12.6%
Communications Equipment - 0.5%
Lumentum Holdings, Inc. (a)	3,545	185,616
Electronic Equipment, Instruments & Components - 4.7%
Advanced Energy Industries, Inc.	2,585	323,590
Coherent Corp. (a)	3,876	183,567
Fabrinet (a)	2,144	265,084
Flex Ltd. (a)	6,945	190,015
Insight Enterprises, Inc. (a)	1,775	260,375
TD SYNNEX Corp.	2,665	263,062
Vontier Corp.	5,256	162,568
		1,648,261
IT Services - 1.2%
Amdocs Ltd.	4,377	409,862
Semiconductors & Semiconductor Equipment - 3.1%
Allegro MicroSystems LLC (a)	2,344	120,974
Cirrus Logic, Inc. (a)	515	41,612
Ichor Holdings Ltd. (a)	3,524	136,449
Lattice Semiconductor Corp. (a)	2,483	225,804
MACOM Technology Solutions Holdings, Inc. (a)	2,131	149,000
ON Semiconductor Corp. (a)	3,808	410,312
		1,084,151
Software - 2.1%
Dynatrace, Inc. (a)	5,102	279,028
Sprout Social, Inc. (a)	1,970	112,566
Tenable Holdings, Inc. (a)	4,530	220,430
Zoom Video Communications, Inc. Class A (a)	1,671	122,568
		734,592
Technology Hardware, Storage & Peripherals - 1.0%
Avid Technology, Inc. (a)	4,111	98,006
Seagate Technology Holdings PLC	4,332	275,082
		373,088
TOTAL INFORMATION TECHNOLOGY		4,435,570
MATERIALS - 6.9%
Chemicals - 2.7%
Cabot Corp.	2,200	156,200
Element Solutions, Inc.	8,375	175,540
Olin Corp.	3,854	222,299
The Chemours Co. LLC	9,644	356,635
Tronox Holdings PLC	3,268	43,432
		954,106
Construction Materials - 1.3%
Eagle Materials, Inc.	1,606	296,098
Summit Materials, Inc.	4,610	166,790
		462,888
Containers & Packaging - 0.8%
O-I Glass, Inc. (a)	11,803	270,997
Metals & Mining - 1.6%
Commercial Metals Co.	4,490	256,918
Constellium NV (a)	5,325	101,654
Steel Dynamics, Inc.	1,826	194,615
		553,187
Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	2,576	196,111
TOTAL MATERIALS		2,437,289
REAL ESTATE - 3.9%
Equity Real Estate Investment Trusts (REITs) - 2.6%
CubeSmart	9,229	400,169
Douglas Emmett, Inc.	16,893	248,327
Essential Properties Realty Trust, Inc.	6,746	165,614
LXP Industrial Trust (REIT)	8,609	86,693
		900,803
Real Estate Management & Development - 1.3%
Cushman & Wakefield PLC (a)	15,204	149,455
Jones Lang LaSalle, Inc. (a)	1,949	324,606
		474,061
TOTAL REAL ESTATE		1,374,864
UTILITIES - 1.6%
Electric Utilities - 0.5%
PG&E Corp. (a)	9,568	168,492
Gas Utilities - 0.7%
Brookfield Infrastructure Corp. A Shares	5,557	259,623
Independent Power and Renewable Electricity Producers - 0.4%
The AES Corp.	6,960	150,544
TOTAL UTILITIES		578,659
TOTAL COMMON STOCKS (Cost $29,866,160)		34,766,674

Money Market Funds - 1.2%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.15% (b) (Cost $399,975)	399,975	399,975

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $30,266,135)	35,166,649
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(18,112)
NET ASSETS - 100.0%	35,148,537

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	441,578	441,578	-	-
Consumer Discretionary	4,493,405	4,493,405	-	-
Consumer Staples	1,582,555	1,582,555	-	-
Energy	2,218,217	2,218,217	-	-
Financials	5,542,264	5,542,264	-	-
Health Care	3,753,106	3,753,106	-	-
Industrials	7,909,167	7,909,167	-	-
Information Technology	4,435,570	4,435,570	-	-
Materials	2,437,289	2,437,289	-	-
Real Estate	1,374,864	1,374,864	-	-
Utilities	578,659	578,659	-	-

Money Market Funds	399,975	399,975	-	-
Total Investments in Securities:	35,166,649	35,166,649	-	-
Fidelity® Small-Mid Cap Opportunities ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $30,266,135):		$35,166,649
Dividends receivable		3,462
Total assets		35,170,111
Liabilities
Payable for investments purchased	$4,617
Accrued management fee	16,957
Total Liabilities		21,574
Net Assets		$35,148,537
Net Assets consist of:
Paid in capital		$34,516,899
Total accumulated earnings (loss)		631,638
Net Assets		$35,148,537
Net Asset Value, offering price and redemption price per share ($35,148,537 ÷ 1,550,000 shares)		$22.68

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$350,383
Expenses
Management fee	$176,672
Independent trustees' fees and expenses	147
Total expenses before reductions	176,819
Expense reductions	(10)
Total expenses after reductions		176,809
Net Investment income (loss)		173,574
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	51,925
Unaffiliated issuers	(2,176,380)
Foreign currency transactions	(5)
Futures contracts	(1,685)
Total net realized gain (loss)		(2,126,145)
Change in net unrealized appreciation (depreciation) on investment securities		4,570,740
Net gain (loss)		2,444,595
Net increase (decrease) in net assets resulting from operations		$2,618,169
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$173,574	$127,019
Net realized gain (loss)	(2,126,145)	(1,352,161)
Change in net unrealized appreciation (depreciation)	4,570,740	(1,276,518)
Net increase (decrease) in net assets resulting from operations	2,618,169	(2,501,660)
Distributions to shareholders	(192,175)	(131,575)

Share transactions
Proceeds from sales of shares	5,939,963	8,178,290
Cost of shares redeemed	(964,910)	(2,355,247)

Net increase (decrease) in net assets resulting from share transactions	4,975,053	5,823,043
Total increase (decrease) in net assets	7,401,047	3,189,808

Net Assets
Beginning of period	27,747,490	24,557,682
End of period	$35,148,537	$27,747,490

Other Information
Shares
Sold	275,000	350,000
Redeemed	(50,000)	(100,000)
Net increase (decrease)	225,000	250,000

Fidelity® Small-Mid Cap Opportunities ETF

Years ended July 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$20.94	$22.84	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.12	.10	.03
Net realized and unrealized gain (loss)	1.76	(1.89)	2.84
Total from investment operations	1.88	(1.79)	2.87
Distributions from net investment income	(.14)	(.11)	(.03)
Total distributions	(.14)	(.11)	(.03)
Net asset value, end of period	$22.68	$20.94	$22.84
Total Return D,E,F	9.02%	(7.88)%	14.36%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.60%	.62%	.64% I
Expenses net of fee waivers, if any	.60%	.62%	.64% I
Expenses net of all reductions	.60%	.62%	.63% I
Net investment income (loss)	.59%	.45%	.22% I
Supplemental Data
Net assets, end of period (000 omitted)	$35,149	$27,747	$24,558
Portfolio turnover rate J,K	38%	42%	37% L

AFor the period February 2, 2021 (commencement of operations) through July 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DBased on net asset value.

ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

FTotal returns for periods of less than one year are not annualized.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

KPortfolio turnover rate excludes securities received or delivered in-kind.

LAmount not annualized.

Fidelity® Sustainable U.S. Equity ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Sustainable U.S. Equity ETF - NAV A	14.25%	4.80%
Fidelity® Sustainable U.S. Equity ETF - Market Price B	14.14%	5.01%
Russell 3000® Index A	12.65%	3.44%
MSCI USA IMI ESG Leaders Index A	13.04%	4.51%

A   From June 15, 2021

B  From June 17, 2021, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Sustainability U.S. Equity ETF - NAV, on June 15, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Fidelity® Sustainable U.S. Equity ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Portfolio Managers Nicole Connolly and Michael Robertson:
For the fiscal year ending July 31, 2023, the exchange-traded fund's (ETF) net asset value returned 14.25%, and its market price returned 14.14%, versus the 12.65% advance for the Russell 3000 Index, while the supplemental MSCI USA IMI ESG Leaders Index gained 13.04%. Relative to the supplemental benchmark, market selection was the primary contributor, led by an overweight in the information technology sector. Security selection in information technology also contributed. The biggest contributor to performance versus the benchmark was security selection in consumer discretionary. Stock picks and an overweight in information technology and stock selection and an underweight in energy also boosted the fund's relative performance. The top individual relative contributor was an overweight in Nvidia (+159%), which was among our biggest holdings. A second notable relative contributor was an overweight in Taylor Morrison Home (+69%). An overweight in Cheniere Energy (+12%) also helped. In contrast, the primary detractor from performance versus the benchmark was stock picking in industrials. Also hurting our result were stock picks in financials and materials. Not owning Meta Platforms, a benchmark component that gained about 100%, was the largest individual relative detractor. The second-largest relative detractor was an overweight in Danaher (-12%), one of the fund's largest holdings. Another notable relative detractor was our stake in Cable One (-47%), a stake we no longer held at period end. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to consumer staples.
Note to Shareholders: Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Sustainable U.S. Equity ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	7.9
NVIDIA Corp.	4.0
Apple, Inc.	3.1
Salesforce, Inc.	2.8
Intuit, Inc.	2.4
Cigna Group	2.3
Alphabet, Inc. Class A	2.2
Procter & Gamble Co.	2.2
Danaher Corp.	2.2
The Travelers Companies, Inc.	2.2
31.3

Market Sectors (% of Fund's net assets)

Information Technology	29.3
Health Care	13.2
Financials	12.1
Industrials	10.4
Consumer Discretionary	10.0
Communication Services	6.2
Consumer Staples	5.3
Materials	4.5
Energy	3.0
Real Estate	2.1
Utilities	1.8

Asset Allocation (% of Fund's net assets)

Fidelity® Sustainable U.S. Equity ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 6.2%
Entertainment - 1.8%
Netflix, Inc. (a)	424	186,123
Interactive Media & Services - 2.2%
Alphabet, Inc. Class A (a)	1,734	230,136
Media - 2.2%
Comcast Corp. Class A	2,683	121,433
Interpublic Group of Companies, Inc.	2,923	100,054
		221,487
TOTAL COMMUNICATION SERVICES		637,746
CONSUMER DISCRETIONARY - 10.0%
Automobile Components - 0.8%
Aptiv PLC (a)	784	85,840
Automobiles - 1.2%
General Motors Co.	2,132	81,805
Tesla, Inc. (a)	173	46,265
		128,070
Broadline Retail - 2.0%
Amazon.com, Inc. (a)	1,520	203,194
Diversified Consumer Services - 1.2%
Adtalem Global Education, Inc. (a)	2,876	124,358
Hotels, Restaurants & Leisure - 1.5%
Marriott International, Inc. Class A	762	153,779
Household Durables - 0.8%
Taylor Morrison Home Corp. (a)	1,690	81,830
Specialty Retail - 1.6%
Lowe's Companies, Inc.	684	160,241
Textiles, Apparel & Luxury Goods - 0.9%
Tapestry, Inc.	2,203	95,059
TOTAL CONSUMER DISCRETIONARY		1,032,371
CONSUMER STAPLES - 5.3%
Consumer Staples Distribution & Retail - 1.4%
Albertsons Companies, Inc.	4,239	92,113
Sprouts Farmers Market LLC (a)	1,337	52,477
		144,590
Food Products - 1.1%
Darling Ingredients, Inc. (a)	825	57,131
Nomad Foods Ltd. (a)	2,889	51,366
		108,497
Household Products - 2.2%
Procter & Gamble Co.	1,468	229,448
Personal Care Products - 0.6%
Estee Lauder Companies, Inc. Class A	373	67,140
TOTAL CONSUMER STAPLES		549,675
ENERGY - 3.0%
Energy Equipment & Services - 1.4%
Baker Hughes Co. Class A	4,210	150,676
Oil, Gas & Consumable Fuels - 1.6%
Cheniere Energy, Inc.	581	94,041
Occidental Petroleum Corp.	1,071	67,612
		161,653
TOTAL ENERGY		312,329
FINANCIALS - 12.1%
Banks - 1.9%
Bank of America Corp.	5,956	190,592
Capital Markets - 5.3%
BlackRock, Inc. Class A	162	119,694
Moody's Corp.	413	145,686
Northern Trust Corp.	1,722	137,967
State Street Corp.	2,024	146,619
		549,966
Consumer Finance - 1.5%
American Express Co.	913	154,187
Financial Services - 1.2%
MasterCard, Inc. Class A	320	126,170
Insurance - 2.2%
The Travelers Companies, Inc.	1,315	226,982
TOTAL FINANCIALS		1,247,897
HEALTH CARE - 13.2%
Biotechnology - 1.7%
Moderna, Inc. (a)	329	38,710
Vertex Pharmaceuticals, Inc. (a)	389	137,060
		175,770
Health Care Providers & Services - 4.4%
Centene Corp. (a)	1,629	110,919
Cigna Group	788	232,539
CVS Health Corp.	1,420	106,060
		449,518
Life Sciences Tools & Services - 3.6%
Danaher Corp.	894	228,024
ICON PLC (a)	570	143,304
		371,328
Pharmaceuticals - 3.5%
Merck & Co., Inc.	2,000	213,300
Zoetis, Inc. Class A	785	147,651
		360,951
TOTAL HEALTH CARE		1,357,567
INDUSTRIALS - 10.4%
Air Freight & Logistics - 1.3%
United Parcel Service, Inc. Class B	724	135,482
Building Products - 1.2%
Johnson Controls International PLC	1,739	120,947
Electrical Equipment - 2.4%
Acuity Brands, Inc.	605	99,970
Generac Holdings, Inc. (a)	415	63,786
Regal Rexnord Corp.	543	84,806
		248,562
Machinery - 2.1%
Deere & Co.	240	103,104
Ingersoll Rand, Inc.	1,764	115,136
		218,240
Professional Services - 3.4%
KBR, Inc.	3,552	218,412
Manpower, Inc.	1,006	79,353
Verisk Analytics, Inc.	231	52,885
		350,650
TOTAL INDUSTRIALS		1,073,881
INFORMATION TECHNOLOGY - 29.3%
Electronic Equipment, Instruments & Components - 0.7%
Flex Ltd. (a)	2,591	70,890
IT Services - 2.0%
Accenture PLC Class A	655	207,209
Semiconductors & Semiconductor Equipment - 8.8%
Advanced Micro Devices, Inc. (a)	1,048	119,891
NVIDIA Corp.	886	414,019
NXP Semiconductors NV	643	143,376
ON Semiconductor Corp. (a)	1,596	171,969
SolarEdge Technologies, Inc. (a)	256	61,814
		911,069
Software - 14.7%
Adobe, Inc. (a)	309	168,767
Intuit, Inc.	485	248,175
Microsoft Corp.	2,417	811,919
Salesforce, Inc. (a)	1,279	287,788
		1,516,649
Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	1,622	318,642
TOTAL INFORMATION TECHNOLOGY		3,024,459
MATERIALS - 4.5%
Chemicals - 1.8%
Linde PLC	478	186,740
Containers & Packaging - 2.7%
Avery Dennison Corp.	904	166,345
Crown Holdings, Inc.	1,201	111,405
		277,750
TOTAL MATERIALS		464,490
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
Prologis (REIT), Inc.	1,728	215,568
UTILITIES - 1.8%
Electric Utilities - 1.1%
NextEra Energy, Inc.	1,580	115,814
Water Utilities - 0.7%
American Water Works Co., Inc.	491	72,388
TOTAL UTILITIES		188,202
TOTAL COMMON STOCKS (Cost $8,907,367)		10,104,185

Money Market Funds - 1.8%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.15% (b) (Cost $183,354)	183,354	183,354

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $9,090,721)	10,287,539
NET OTHER ASSETS (LIABILITIES) - 0.3%	29,031
NET ASSETS - 100.0%	10,316,570

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	637,746	637,746	-	-
Consumer Discretionary	1,032,371	1,032,371	-	-
Consumer Staples	549,675	549,675	-	-
Energy	312,329	312,329	-	-
Financials	1,247,897	1,247,897	-	-
Health Care	1,357,567	1,357,567	-	-
Industrials	1,073,881	1,073,881	-	-
Information Technology	3,024,459	3,024,459	-	-
Materials	464,490	464,490	-	-
Real Estate	215,568	215,568	-	-
Utilities	188,202	188,202	-	-

Money Market Funds	183,354	183,354	-	-
Total Investments in Securities:	10,287,539	10,287,539	-	-
Fidelity® Sustainable U.S. Equity ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $9,090,721):		$10,287,539
Receivable for investments sold		28,472
Dividends receivable		5,546
Total assets		10,321,557
Liabilities
Accrued management fee	$4,987
Total Liabilities		4,987
Net Assets		$10,316,570
Net Assets consist of:
Paid in capital		$9,669,347
Total accumulated earnings (loss)		647,223
Net Assets		$10,316,570
Net Asset Value, offering price and redemption price per share ($10,316,570 ÷ 475,000 shares)		$21.72

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$108,815
Special dividends		19,934
Total Income		128,749
Expenses
Management fee	$46,132
Independent trustees' fees and expenses	36
Total Expenses		46,168
Net Investment income (loss)		82,581
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(274,000)
Total net realized gain (loss)		(274,000)
Change in net unrealized appreciation (depreciation) on investment securities		1,506,035
Net gain (loss)		1,232,035
Net increase (decrease) in net assets resulting from operations		$1,314,616
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$82,581	$29,286
Net realized gain (loss)	(274,000)	(169,763)
Change in net unrealized appreciation (depreciation)	1,506,035	(408,202)
Net increase (decrease) in net assets resulting from operations	1,314,616	(548,679)
Distributions to shareholders	(79,775)	(36,950)

Share transactions
Proceeds from sales of shares	3,318,417	4,831,792
Cost of shares redeemed	-	(1,603,015)

Net increase (decrease) in net assets resulting from share transactions	3,318,417	3,228,777
Total increase (decrease) in net assets	4,553,258	2,643,148

Net Assets
Beginning of period	5,763,312	3,120,164
End of period	$10,316,570	$5,763,312

Other Information
Shares
Sold	175,000	225,000
Redeemed	-	(75,000)
Net increase (decrease)	175,000	150,000

Fidelity® Sustainability U.S. Equity ETF

Years ended July 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$19.21	$20.80	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.20 D	.11	- E
Net realized and unrealized gain (loss)	2.51	(1.57)	.80
Total from investment operations	2.71	(1.46)	.80
Distributions from net investment income	(.20)	(.13)	-
Total distributions	(.20)	(.13)	-
Net asset value, end of period	$21.72	$19.21	$20.80
Total Return F,G	14.25%	(7.01)%	3.99%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.59%	.59%	.59% J
Expenses net of fee waivers, if any	.59%	.59%	.59% J
Expenses net of all reductions	.59%	.59%	.59% J
Net investment income (loss)	1.06% D	.56%	(.07)% J
Supplemental Data
Net assets, end of period (000 omitted)	$10,317	$5,763	$3,120
Portfolio turnover rate K,L	45%	66%	23% M

AFor the period June 15, 2021 (commencement of operations) through July 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.05 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .80%.

EAmount represents less than $.005 per share.

FTotal returns for periods of less than one year are not annualized.

GBased on net asset value.

HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

JAnnualized.

KPortfolio turnover rate excludes securities received or delivered in-kind.

LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

MAmount not annualized.

Fidelity® Women's Leadership ETF
Performance: The Bottom Line
NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The hypothetical investment and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended July 31, 2023	Past 1 year	Life of Fund
Fidelity® Women's Leadership ETF - NAV A	12.98%	-0.26%
Fidelity® Women's Leadership ETF - Market Price B	12.85%	-0.14%
Russell 3000® Index A	12.65%	3.44%
MSCI USA Women's Leadership Index A	9.20%	-1.62%

A   From June 15, 2021

B  From June 17, 2021, date initially listed on the NYSE ARCA exchange.
$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Women's Leadership ETF - NAV, on June 15, 2021, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Fidelity® Women's Leadership ETF
Management's Discussion of Fund Performance
Market Recap:
U.S. equities gained 13.02% for the 12 months ending July 31, 2023, according to the S&P 500® index, as continued global economic expansion, falling commodity prices and a slowing in the pace of inflation provided a favorable backdrop for higher-risk assets. Large-cap stocks spearheaded the rally, which was driven by the shares of a narrow set of mega-cap companies in the information technology and communication services sectors, largely due to exuberance related to generative artificial intelligence. Aggressive monetary tightening by the U.S. Federal Reserve continued amid consistent pressure on core inflation, a measure that excludes food and energy. Since March 2022, the Fed has hiked its benchmark interest rate 11 times. The latest bump came in late July, a fourth consecutive raise of a stepped down 25 basis points. The S&P 500® gained 3.21% in July, as a "soft landing" of the U.S. economy became the consensus view amid better-than-expected earnings, slowing inflation and easing financial conditions, bringing the index's year-to-date gain to 20.65%. July saw a continuance of the recent shift to wider market breadth and lower dispersion. For the full 12 months, value (+17%) handily topped growth (+8%) within the index. By sector, tech (+28%), communication services (+21%) and industrials (+17%) led, whereas real estate (-10%) lagged most, due to high borrowing costs, low home inventory and a deteriorating commercial property market.
Comments from Co-Managers Nicole Connolly and Kenyon Hunt:
For the fiscal year ending July 31, 2023, the exchange-traded fund's (ETF) net asset value returned 12.98%, and its market price returned 12.85%, versus the 12.65% advance for the Russell 3000 Index and the 9.2% return for the MSCI USA Women's Leadership Index. Relative to the secondary benchmark, security selection was the primary contributor, led by the information technology sector. Stock picking in financials and materials also boosted the fund's relative performance. The top individual relative contributor was our non-benchmark stake in Nvidia (+156%), one of the fund's largest holdings at period end. A non-benchmark stake in Axcelis Technologies also gained 146% and was the second-largest relative contributor. This was a stake we established the past year. Another notable relative contributor was our non-benchmark stake in Federal Signal (+47%), a position we trimmed this period. All of these contributors were non-benchmark positions. In contrast, the primary detractor from performance versus the benchmark was stock selection in communication services. Stock picking in consumer discretionary also hampered the fund's result. Also detracting from our result was an overweight in financials. The fund's non-benchmark stake in Bumble returned roughly -53% and was the biggest individual relative detractor. A second notable relative detractor this period was avoiding Trade Desk, a benchmark component that gained 103%. Not owning Roku, a benchmark component that gained 47%, also detracted. Notable changes in positioning include higher allocations to the materials and information technology sectors.
Note to shareholders:
On January 31, 2023, Kenyon Hunt succeeded Michael Robertson as co-manager of the fund.
Application of FMR's environmental, social, and governance (ESG) ratings process and/or its sustainable investing exclusion criteria may affect the Fund's exposure to certain issuers, sectors, regions, and countries and may affect the Fund's performance.
The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization, or Geode Capital Management, LLC, (the ETF's subadviser) or any other person in the Geode organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity and Geode disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Women's Leadership ETF
Investment Summary July 31, 2023 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	3.9
Apple, Inc.	2.7
Accenture PLC Class A	2.2
Amazon.com, Inc.	2.1
NVIDIA Corp.	2.1
Vertex Pharmaceuticals, Inc.	1.9
Hologic, Inc.	1.8
Salesforce, Inc.	1.8
Adobe, Inc.	1.7
MasterCard, Inc. Class A	1.7
21.9

Market Sectors (% of Fund's net assets)

Information Technology	25.6
Financials	13.5
Health Care	13.2
Industrials	12.3
Consumer Discretionary	11.5
Materials	4.9
Communication Services	4.7
Consumer Staples	3.7
Energy	3.3
Real Estate	2.2
Utilities	2.1

Asset Allocation (% of Fund's net assets)

Fidelity® Women's Leadership ETF
Schedule of Investments July 31, 2023
Showing Percentage of Net Assets
Common Stocks - 97.0%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.7%
Entertainment - 2.1%
Netflix, Inc. (a)	102	44,775
The Walt Disney Co. (a)	294	26,134
		70,909
Interactive Media & Services - 1.2%
Alphabet, Inc. Class C (a)	170	22,629
Bumble, Inc. (a)	1,036	19,187
		41,816
Media - 1.4%
Interpublic Group of Companies, Inc.	1,371	46,929
TOTAL COMMUNICATION SERVICES		159,654
CONSUMER DISCRETIONARY - 11.5%
Automobiles - 0.7%
General Motors Co.	644	24,710
Broadline Retail - 3.3%
Amazon.com, Inc. (a)	549	73,390
Etsy, Inc. (a)	207	21,042
Kohl's Corp.	657	18,692
		113,124
Diversified Consumer Services - 1.3%
Adtalem Global Education, Inc. (a)	658	28,452
Bright Horizons Family Solutions, Inc. (a)	162	15,719
		44,171
Hotels, Restaurants & Leisure - 1.7%
Marriott International, Inc. Class A	186	37,537
Vail Resorts, Inc.	86	20,252
		57,789
Household Durables - 0.9%
Taylor Morrison Home Corp. (a)	670	32,441
Specialty Retail - 3.1%
Aritzia, Inc. (a)	558	10,617
Best Buy Co., Inc.	237	19,683
Foot Locker, Inc.	296	7,954
Lowe's Companies, Inc.	160	37,483
Williams-Sonoma, Inc.	212	29,392
		105,129
Textiles, Apparel & Luxury Goods - 0.5%
Tapestry, Inc.	407	17,562
TOTAL CONSUMER DISCRETIONARY		394,926
CONSUMER STAPLES - 3.7%
Consumer Staples Distribution & Retail - 0.5%
Albertsons Companies, Inc.	793	17,232
Food Products - 1.8%
Bunge Ltd.	181	19,669
The Hershey Co.	181	41,867
		61,536
Household Products - 0.8%
The Clorox Co.	164	24,843
Personal Care Products - 0.6%
Estee Lauder Companies, Inc. Class A	117	21,060
TOTAL CONSUMER STAPLES		124,671
ENERGY - 3.3%
Energy Equipment & Services - 0.9%
Baker Hughes Co. Class A	870	31,137
Oil, Gas & Consumable Fuels - 2.4%
Antero Resources Corp. (a)	782	20,919
EQT Corp.	433	18,264
Marathon Petroleum Corp.	145	19,288
Occidental Petroleum Corp.	392	24,747
		83,218
TOTAL ENERGY		114,355
FINANCIALS - 13.5%
Banks - 4.9%
Bank of America Corp.	1,712	54,784
Citigroup, Inc.	611	29,120
First Horizon National Corp.	1,280	17,446
Huntington Bancshares, Inc.	2,159	26,426
JPMorgan Chase & Co.	253	39,964
		167,740
Capital Markets - 1.9%
Franklin Resources, Inc.	689	20,146
NASDAQ, Inc.	930	46,956
		67,102
Financial Services - 3.3%
MasterCard, Inc. Class A	148	58,353
WEX, Inc. (a)	288	54,533
		112,886
Insurance - 3.4%
Hartford Financial Services Group, Inc.	746	53,622
Marsh & McLennan Companies, Inc.	147	27,698
Progressive Corp.	272	34,267
		115,587
TOTAL FINANCIALS		463,315
HEALTH CARE - 13.2%
Biotechnology - 3.6%
Alnylam Pharmaceuticals, Inc. (a)	114	22,276
Moderna, Inc. (a)	107	12,590
Sage Therapeutics, Inc. (a)	286	9,918
Vertex Pharmaceuticals, Inc. (a)	187	65,888
Zai Lab Ltd. ADR (a)	392	11,784
		122,456
Health Care Equipment & Supplies - 2.3%
Hologic, Inc. (a)	800	63,536
Insulet Corp. (a)	60	16,605
		80,141
Health Care Providers & Services - 4.3%
Centene Corp. (a)	556	37,858
Cigna Group	155	45,741
CVS Health Corp.	408	30,474
Elevance Health, Inc.	71	33,486
		147,559
Life Sciences Tools & Services - 0.8%
ICON PLC (a)	110	27,655
Pharmaceuticals - 2.2%
Eli Lilly & Co.	53	24,091
Zoetis, Inc. Class A	265	49,844
		73,935
TOTAL HEALTH CARE		451,746
INDUSTRIALS - 12.3%
Air Freight & Logistics - 1.1%
United Parcel Service, Inc. Class B	207	38,736
Electrical Equipment - 4.3%
AMETEK, Inc.	270	42,822
Eaton Corp. PLC	146	29,977
nVent Electric PLC	760	40,189
Regal Rexnord Corp.	145	22,646
Sunrun, Inc. (a)	590	11,198
		146,832
Ground Transportation - 0.4%
ArcBest Corp.	115	13,377
Machinery - 3.3%
Deere & Co.	82	35,227
Federal Signal Corp.	427	26,085
Hillenbrand, Inc.	339	17,608
Otis Worldwide Corp.	365	33,200
		112,120
Passenger Airlines - 0.2%
JetBlue Airways Corp. (a)	1,099	8,539
Professional Services - 3.0%
Leidos Holdings, Inc.	343	32,081
Manpower, Inc.	239	18,852
Planet Labs PBC Class A (a)	2,311	8,597
Science Applications International Corp.	357	43,318
		102,848
TOTAL INDUSTRIALS		422,452
INFORMATION TECHNOLOGY - 25.6%
Communications Equipment - 0.9%
Arista Networks, Inc. (a)	200	31,018
Electronic Equipment, Instruments & Components - 2.2%
CDW Corp.	193	36,105
Flex Ltd. (a)	700	19,152
Insight Enterprises, Inc. (a)	139	20,390
		75,647
IT Services - 2.2%
Accenture PLC Class A	237	74,975
Semiconductors & Semiconductor Equipment - 6.5%
Advanced Micro Devices, Inc. (a)	344	39,354
Axcelis Technologies, Inc. (a)	186	37,289
Marvell Technology, Inc.	483	31,458
NVIDIA Corp.	154	71,963
NXP Semiconductors NV	199	44,373
		224,437
Software - 11.1%
Adobe, Inc. (a)	109	59,533
HubSpot, Inc. (a)	95	55,152
Intuit, Inc.	108	55,264
Microsoft Corp.	392	131,674
Pagerduty, Inc. (a)	581	15,060
Salesforce, Inc. (a)	280	63,003
		379,686
Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	474	93,117
TOTAL INFORMATION TECHNOLOGY		878,880
MATERIALS - 4.9%
Chemicals - 2.3%
Cabot Corp.	282	20,022
Celanese Corp. Class A	168	21,066
Eastman Chemical Co.	225	19,256
The Chemours Co. LLC	524	19,378
		79,722
Construction Materials - 0.7%
Summit Materials, Inc.	632	22,866
Metals & Mining - 1.9%
Commercial Metals Co.	805	46,062
Schnitzer Steel Industries, Inc. Class A	536	19,409
		65,471
TOTAL MATERIALS		168,059
REAL ESTATE - 2.2%
Equity Real Estate Investment Trusts (REITs) - 2.2%
Equity Lifestyle Properties, Inc.	574	40,857
Ventas, Inc.	721	34,983
		75,840
UTILITIES - 2.1%
Electric Utilities - 0.9%
NextEra Energy, Inc.	435	31,886
Water Utilities - 1.2%
American Water Works Co., Inc.	272	40,100
TOTAL UTILITIES		71,986
TOTAL COMMON STOCKS (Cost $2,984,024)		3,325,884

Money Market Funds - 3.4%
	Shares	Value ($)
State Street Institutional Treasury Plus Money Market Fund Trust Class 5.15% (b) (Cost $116,964)	116,964	116,964

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $3,100,988)	3,442,848
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(14,415)
NET ASSETS - 100.0%	3,428,433

Legend

(a)	Non-income producing
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2023, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	159,654	159,654	-	-
Consumer Discretionary	394,926	394,926	-	-
Consumer Staples	124,671	124,671	-	-
Energy	114,355	114,355	-	-
Financials	463,315	463,315	-	-
Health Care	451,746	451,746	-	-
Industrials	422,452	422,452	-	-
Information Technology	878,880	878,880	-	-
Materials	168,059	168,059	-	-
Real Estate	75,840	75,840	-	-
Utilities	71,986	71,986	-	-

Money Market Funds	116,964	116,964	-	-
Total Investments in Securities:	3,442,848	3,442,848	-	-
Fidelity® Women's Leadership ETF
Financial Statements
Statement of Assets and Liabilities
		July 31, 2023

Assets
Investment in securities, at value - See accompanying schedule Unaffiliated issuers (cost $3,100,988):		$3,442,848
Receivable for investments sold		33,299
Dividends receivable		1,585
Total assets		3,477,732
Liabilities
Payable for investments purchased	$47,641
Accrued management fee	1,658
Total Liabilities		49,299
Net Assets		$3,428,433
Net Assets consist of:
Paid in capital		$3,547,462
Total accumulated earnings (loss)		(119,029)
Net Assets		$3,428,433
Net Asset Value, offering price and redemption price per share ($3,428,433 ÷ 175,000 shares)		$19.59

Statement of Operations
		Year ended July 31, 2023
Investment Income
Dividends		$53,188
Expenses
Management fee	$20,979
Independent trustees' fees and expenses	17
Total Expenses		20,996
Net Investment income (loss)		32,192
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Redemptions in-kind	161,282
Unaffiliated issuers	(292,017)
Foreign currency transactions	(8)
Total net realized gain (loss)		(130,743)
Change in net unrealized appreciation (depreciation) on investment securities		583,271
Net gain (loss)		452,528
Net increase (decrease) in net assets resulting from operations		$484,720
Statement of Changes in Net Assets

	Year ended July 31, 2023	Year ended July 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,192	$14,603
Net realized gain (loss)	(130,743)	(157,065)
Change in net unrealized appreciation (depreciation)	583,271	(292,520)
Net increase (decrease) in net assets resulting from operations	484,720	(434,982)
Distributions to shareholders	(31,525)	(13,700)

Share transactions
Proceeds from sales of shares	2,547,748	1,499,632
Cost of shares redeemed	(2,199,862)	(474,202)

Net increase (decrease) in net assets resulting from share transactions	347,886	1,025,430
Total increase (decrease) in net assets	801,081	576,748

Net Assets
Beginning of period	2,627,352	2,050,604
End of period	$3,428,433	$2,627,352

Other Information
Shares
Sold	150,000	75,000
Redeemed	(125,000)	(25,000)
Net increase (decrease)	25,000	50,000

Fidelity® Women's Leadership ETF

Years ended July 31,	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$17.52	$20.51	$20.00
Income from Investment Operations
Net investment income (loss) B,C	.16	.11	- D
Net realized and unrealized gain (loss)	2.08	(3.01)	.51
Total from investment operations	2.24	(2.90)	.51
Distributions from net investment income	(.17)	(.09)	-
Total distributions	(.17)	(.09)	-
Net asset value, end of period	$19.59	$17.52	$20.51
Total Return E,F	12.98%	(14.14)%	2.53%
Ratios to Average Net Assets C,G,H
Expenses before reductions	.59%	.59%	.59% I
Expenses net of fee waivers, if any	.59%	.59%	.59% I
Expenses net of all reductions	.59%	.59%	.59% I
Net investment income (loss)	.91%	.56%	.08% I
Supplemental Data
Net assets, end of period (000 omitted)	$3,428	$2,627	$2,051
Portfolio turnover rate J,K	72%	64%	5% L

AFor the period June 15, 2021 (commencement of operations) through July 31, 2021.

BCalculated based on average shares outstanding during the period.

CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

DAmount represents less than $.005 per share.

ETotal returns for periods of less than one year are not annualized.

FBased on net asset value.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

IAnnualized.

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

LAmount not annualized.

Notes to Financial Statements
For the period ended July 31, 2023

1. Organization.
Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Growth Opportunities ETF, Fidelity Magellan ETF, Fidelity New Millennium ETF, Fidelity Real Estate Investment ETF, Fidelity Small-Mid Cap Opportunities ETF, Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF (the Funds) are exchange-traded funds of Fidelity Covington Trust (the Trust) and are authorized to issue an unlimited number of shares. Each Fund, with the exception of Fidelity Blue Chip Value ETF and Fidelity New Millennium ETF, are non-diversified funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Significant Accounting Policies.
Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated each Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, each Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages each Fund's fair valuation practices and maintains the fair valuation policies and procedures. Each Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2023 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business (normally 4:00 p.m. Eastern time) of the New York Stock Exchange, Archipelago Exchange (NYSE Arca) for Fidelity Sustainable U.S. Equity ETF and Fidelity Women's Leadership ETF, and of the Cboe BZX Exchange, Inc. (CboeBZX) for all other funds; and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Funds are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2023, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Blue Chip Growth ETF	$648,686,433	$161,623,770	$ (35,749,294)	$125,874,476
Fidelity Blue Chip Value ETF	118,943,682	15,347,591	(5,308,689)	10,038,902
Fidelity Growth Opportunities ETF	155,783,805	43,850,468	(4,451,090)	39,399,378
Fidelity Magellan ETF	42,055,838	9,079,661	(304,006)	8,775,655
Fidelity New Millennium ETF	89,317,459	20,260,414	(686,206)	19,574,208
Fidelity Real Estate Investment ETF	16,559,314	611,526	(2,033,093)	(1,421,567)
Fidelity Small-Mid Cap Opportunities ETF	30,347,867	6,482,889	(1,664,107)	4,818,782
Fidelity Sustainable U.S. Equity ETF	9,180,054	1,499,577	(392,092)	1,107,485
Fidelity Women's Leadership ETF	3,172,707	461,058	(190,917)	270,141

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Capital loss carryforward	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Blue Chip Growth ETF	$-	$ (69,953,822)	$125,874,484
Fidelity Blue Chip Value ETF	111,778	(2,046,995)	10,038,902
Fidelity Growth Opportunities ETF	-	(18,717,238)	39,399,378
Fidelity Magellan ETF	-	(8,518,509)	8,775,655
Fidelity New Millennium ETF	-	(3,559,238)	19,574,222
Fidelity Real Estate Investment ETF	-	(960,160)	(1,421,567)
Fidelity Small-Mid Cap Opportunities ETF	-	(4,187,144)	4,818,782
Fidelity Sustainable U.S. Equity ETF	3,416	(463,678)	1,107,485
Fidelity Women's Leadership ETF	1,754	(390,924)	270,141

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term	Long-term	Total capital loss carryforward
Fidelity Blue Chip Growth ETF	$ (43,610,384)	$ (26,343,438)	$ (69,953,822)
Fidelity Blue Chip Value ETF	(1,191,788)	(855,207)	(2,046,995)
Fidelity Growth Opportunities ETF	(13,365,074)	(5,352,164)	(18,717,238)
Fidelity Magellan ETF	(6,595,196)	(1,923,313)	(8,518,509)
Fidelity New Millennium ETF	(1,383,007)	(2,176,231)	(3,559,238)
Fidelity Real Estate Investment ETF	(406,757)	(553,403)	(960,160)
Fidelity Small-Mid Cap Opportunities ETF	(2,433,568)	(1,753,576)	(4,187,144)
Fidelity Sustainable U.S. Equity ETF	(174,560)	(289,118)	(463,678)
Fidelity Women's Leadership ETF	(149,043)	(241,881)	(390,924)

Certain of the Funds intend to elect to defer to the next fiscal year ordinary losses recognized during the period January 1, 2023 to July 31, 2023. Loss deferrals were as follows:

Ordinary Losses
Fidelity Growth Opportunities ETF	$(136,801)

The tax character of distributions paid was as follows:

July 31, 2023
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Blue Chip Growth ETF	$-	$-	$-
Fidelity Blue Chip Value ETF	1,923,675	916,300	2,839,975
Fidelity Growth Opportunities ETF	-	-	-
Fidelity Magellan ETF	144,575	-	144,575
Fidelity New Millennium ETF	924,275	133,950	1,058,225
Fidelity Real Estate Investment ETF	452,000	-	452,000
Fidelity Small-Mid Cap Opportunities ETF	192,175	-	192,175
Fidelity Sustainable U.S. Equity ETF	79,775	-	79,775
Fidelity Women's Leadership ETF	31,525	-	31,525

July 31, 2022
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Blue Chip Growth ETF	$-	$-	$-
Fidelity Blue Chip Value ETF	3,109,325	343,000	3,452,325
Fidelity Growth Opportunities ETF	-	-	-
Fidelity Magellan ETF	32,550	-	32,550
Fidelity New Millennium ETF	1,100,175	-	1,100,175
Fidelity Real Estate Investment ETF	456,700	-	456,700
Fidelity Small-Mid Cap Opportunities ETF	131,575	-	131,575
Fidelity Sustainable U.S. Equity ETF	36,950	-	36,950
Fidelity Women's Leadership ETF	13,700	-	13,700

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. Each Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth ETF	185,628,584	135,974,081
Fidelity Blue Chip Value ETF	45,027,096	42,244,756
Fidelity Growth Opportunities ETF	101,678,004	80,411,782
Fidelity Magellan ETF	39,729,235	39,103,582
Fidelity New Millennium ETF	93,552,325	60,300,126
Fidelity Real Estate Investment ETF	5,441,770	5,647,252
Fidelity Small-Mid Cap Opportunities ETF	12,614,333	10,908,700
Fidelity Sustainable U.S. Equity ETF	4,147,612	3,376,002
Fidelity Women's Leadership ETF	2,423,194	2,457,995

Securities received and delivered in-kind through subscriptions and redemptions are noted in the table below.

	In-Kind Subscriptions ($)	In-Kind Redemptions ($)
Fidelity Blue Chip Growth ETF	231,989,497	19,037,541
Fidelity Blue Chip Value ETF	26,801,209	17,534,098
Fidelity Growth Opportunities ETF	90,730,035	20,486,252
Fidelity Magellan ETF	3,897,711	3,260,112
Fidelity New Millennium ETF	29,718,317	27,410,936
Fidelity Real Estate Investment ETF	983,786	3,420,955
Fidelity Small-Mid Cap Opportunities ETF	3,819,844	644,488
Fidelity Sustainable U.S. Equity ETF	2,513,528	-
Fidelity Women's Leadership ETF	1,856,195	1,527,005
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) provides the Funds with investment management related services for which the Funds pay a monthly management fee that is based on an annual rate of each Fund's average net assets as noted in the table below. Under the management contract, the investment adviser pays all other expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Fee Rate
Fidelity Blue Chip Growth ETF	.59%
Fidelity Blue Chip Value ETF	.59%
Fidelity Growth Opportunities ETF	.59%
Fidelity Magellan ETF	.59%
Fidelity New Millennium ETF	.59%
Fidelity Real Estate Investment ETF	.59%
Fidelity Small-Mid Cap Opportunities ETF	.60%
Fidelity Sustainable U.S. Equity ETF	.59%
Fidelity Women's Leadership ETF	.59%

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Blue Chip Growth ETF	$2,739
Fidelity Blue Chip Value ETF	611
Fidelity Growth Opportunities ETF	1,487
Fidelity Magellan ETF	355
Fidelity New Millennium ETF	784
Fidelity Real Estate Investment ETF	121
Fidelity Small-Mid Cap Opportunities ETF	223
Fidelity Sustainable U.S. Equity ETF	48
Fidelity Women's Leadership ETF	34

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Blue Chip Growth ETF	9,752,524	2,320,020	4,019
Fidelity Blue Chip Value ETF	1,397,295	1,856,523	169,602
Fidelity Growth Opportunities ETF	3,579,035	1,440,972	108,356
Fidelity Magellan ETF	797,070	962,653	(82,758)
Fidelity New Millennium ETF	4,167,142	485,847	(101,908)
Fidelity Real Estate Investment ETF	43,668	8,061	(433)
Fidelity Small-Mid Cap Opportunities ETF	153,369	321,916	(130,512)
Fidelity Sustainable U.S. Equity ETF	152,888	148,046	(9,582)
Fidelity Women's Leadership ETF	37,478	17,786	(3,325)
6. Expense Reductions.
Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
Fidelity Blue Chip Growth ETF	$190
Fidelity Blue Chip Value ETF	9
Fidelity Growth Opportunities ETF	70
Fidelity Magellan ETF	37
Fidelity New Millennium ETF	126
Fidelity Small-Mid Cap Opportunities ETF	10
7. Share Transactions.
Funds issue and redeem shares at NAV only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated securities to a fund and redemption proceeds are paid with a basket of securities from a fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. A fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of a fund. The transaction fee is used to offset the costs associated with the issuance and redemption of Creation Units.
8. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
9. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF and Fidelity New Millennium ETF
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF and Fidelity New Millennium ETF (three of the funds constituting Fidelity Covington Trust, hereafter collectively referred to as the "Funds") as of July 31, 2023, the related statements of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2023, and for the period June 2, 2020 (commencement of operations) to July 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the three years in the period ended July 31, 2023 and for the period June 2, 2020 (commencement of operations) to July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 18, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Covington Trust and Shareholders of Fidelity Growth Opportunities ETF, Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Small-Mid Cap Opportunities ETF, Fidelity Sustainability U.S. Equity ETF, and Fidelity Women's Leadership ETF:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Growth Opportunities ETF, Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Small-Mid Cap Opportunities ETF, Fidelity Sustainability U.S. Equity ETF, and Fidelity Women's Leadership ETF (the "Funds"), each a fund of Fidelity Covington Trust, including the schedules of investments, as of July 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 2, 2021 (commencement of operations) through July 31, 2021, except for the financial highlights for the Fidelity Sustainable U.S Equity ETF and Fidelity Women's Leadership ETF, which are for the two years in the period then ended and for the period from June 15, 2021 (commencement of operations) through July 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from February 2, 2021 (commencement of operations) through July 31, 2021 (or for the period mentioned above), in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 18, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Vijay Advani, each of the Trustees oversees 321 funds. Mr. Advani oversees 215 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Vijay C. Advani (1960)
Year of Election or Appointment: 2023
Trustee
Mr. Advani also serves as Trustee or Member of the Advisory Board of other funds. Previously, Mr. Advani served as Executive Chairman (2020-2022), Chief Executive Officer (2017-2020) and Chief Operating Officer (2016-2017) of Nuveen (global investment manager). He also served in various capacities at Franklin Resources (global investment manager), including Co-President (2015-2016), Executive Vice President, Global Advisory Services (2008-2015), Head of Global Retail Distribution (2005-2008), Executive Managing Director, International Retail Development (2002-2005), Managing Director, Product Developments, Sales & Marketing, Asia, Eastern Europe and Africa (2000-2002) and President, Templeton Asset Management India (1995-2000). Mr. Advani also served as Senior Investment Officer of International Finance Corporation (private equity and venture capital arm of The World Bank, 1984-1995). Mr. Advani is Chairman Emeritus of the U.S. India Business Council (2018-present), a Director of The Global Impact Investing Network (2019-present), a Director of LOK Capital (Mauritius) (2022-present), a member of the Advisory Council of LOK Capital (2022-present), a Senior Advisor of Neuberger Berman (2021-present), a Senior Advisor of Seviora Holdings Pte. Ltd (Temasek-Singapore) (2021-present), a Director of Seviora Capital (Singapore) (2021-present) and an Advisor of EQUIAM (2021-present). Mr. Advani formerly served as a member of the Board of BowX Acquisition Corp. (special purpose acquisition company, 2020-2021), a member of the Board of Intellecap (advisory arm of The Aavishkaar Group, 2018-2020), a member of the Board of Nuveen Investments, Inc. (2017-2020) and a member of the Board of Docusign (software, 2016-2019).
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance & Sustainability Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present), as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present), as a member of the Board of Allonnia (biotechnology and engineering solutions, 2022-present) and on the Advisory Board of Solugen, Inc. (specialty bio-based chemicals manufacturer, 2022-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2018
Trustee
Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York. Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018) and as a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-2022).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Board of Ariel Alternatives, LLC (private equity, 2022-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy served as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-2021). Mr. Kennedy serves as a Director of the Board of Directors of Textron Inc. (aerospace and defense, 2023-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present), a member of the Board of Archer Aviation Inc. (2021-present), a member of the Defense Business Board of the United States Department of Defense (2021-present) and a member of the Board of Salesforce.com, Inc. (cloud-based software, 2022-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2018
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Lead Director of the Board of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2013
Trustee
Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2018
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Karen B. Peetz (1955)
Year of Election or Appointment: 2023
Member of the Advisory Board
Ms. Peetz also serves as a Member of the Advisory Board of other funds. Previously, Ms. Peetz served as Chief Administration Officer (2020-2023) of Citigroup Inc. (a diversified financial service company). She also served in various capacities at Bank of New York Mellon Corporation, including President (2013-2016), Vice Chairman, Senior Executive Vice President and Chief Executive Officer of Financial Markets & Treasury Services (2010-2013), Senior Executive Vice President and Chief Executive Officer of Global Corporate Trust (2003-2008), Senior Vice President and Division Manager of Global Payments & Trade Services (2002-2003) and Senior Vice President and Division Manager of Domestic Corporate Trust (1998-2002). Ms. Peetz also served in various capacities at Chase Manhattan Corporation (1982-1998), including Senior Vice President and Manager of Corporate Trust International Business (1996-1998), Managing Director and Manager of Corporate Trust Services (1994-1996) and Managing Director and Group Manager of Financial Institution Sales (1990-1993). Ms. Peetz currently serves as Chair of Amherst Holdings Advisory Council (2018-present), Trustee of Johns Hopkins University (2016-present), Chair of the Carey Business School Advisory Council, Member of the Johns Hopkins Medicine Board and Finance Committee and Chair of the Lyme and Tick Related Disease Institute Advisory Council. Ms. Peetz previously served as a member of the Board of Guardian Life Insurance Company of America (2019-2023), a member of the Board of Trane Technologies (2018-2022), a member of the Board of Wells Fargo Corp. (2017-2019), a member of the Board of SunCoke Energy Inc. (2012-2016), a member of the Board of Private Export Funding Corporation (2010-2016) and as a Trustee of Penn State University (2010-2014) and the United Way of New York City (2008-2010).
Heather Bonner (1977)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner serves as Senior Vice President (2022-present), and is an employee of Fidelity Investments. Ms. Bonner serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2022-present). Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Secretary and Chief Legal Officer (CLO)
Ms. Carey also serves as an officer of other funds and as CLO of certain other Fidelity entities. She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments.
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2013
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Vice President Assistant Treasurer and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a Senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments. Mr. Pogorelec serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2023-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2018
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 to July 31, 2023).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value February 1, 2023	Ending Account Value July 31, 2023	Expenses Paid During Period- C February 1, 2023 to July 31, 2023

Fidelity® Blue Chip Growth ETF	.59%
Actual		$ 1,000	$ 1,310.60	$ 3.38
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96

Fidelity® Blue Chip Value ETF	.59%
Actual		$ 1,000	$ 1,007.80	$ 2.94
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96

Fidelity® Growth Opportunities ETF	.59%
Actual		$ 1,000	$ 1,272.80	$ 3.32
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96

Fidelity® Magellan® ETF	.59%
Actual		$ 1,000	$ 1,133.70	$ 3.12
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96

Fidelity® New Millennium ETF	.59%
Actual		$ 1,000	$ 1,121.40	$ 3.10
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96

Fidelity® Real Estate Investment ETF	.59%
Actual		$ 1,000	$ 950.50	$ 2.85
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96

Fidelity® Small-Mid Cap Opportunities ETF	.60%
Actual		$ 1,000	$ 1,026.40	$ 3.01
Hypothetical-B		$ 1,000	$ 1,021.82	$ 3.01

Fidelity® Sustainable U.S. Equity ETF	.59%
Actual		$ 1,000	$ 1,110.50	$ 3.09
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96

Fidelity® Women's Leadership ETF	.59%
Actual		$ 1,000	$ 1,077.90	$ 3.04
Hypothetical-B		$ 1,000	$ 1,021.87	$ 2.96

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

Fidelity® Blue Chip Value ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
Fidelity® Magellan ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
Fidelity® New Millennium ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
Fidelity® Small-Mid Cap Opportunities ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
Fidelity® Sustainable U.S. Equity ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
Fidelity® Women's Leadership ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity® Blue Chip Value ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%

Fidelity® Magellan ETF September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
Fidelity® New Millennium ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
Fidelity® Small-Mid Cap Opportunities ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
Fidelity® Sustainable U.S. Equity ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%
Fidelity® Women's Leadership ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 100% 100%

A percentage of the dividends distributed during the fiscal year for the following funds qualify as a section 199A dividend:

Fidelity® Real Estate Investment ETF
September 2022 December 2022 March 2023 June 2023	100% 100% 82.04% 82.04%

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December, 2022
Fidelity® New Millennium ETF	99.42%

The funds will notify shareholders in January 2024 of amounts for use in preparing 2023 income tax returns.

Board Approval of Investment Advisory Contracts

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Blue Chip Growth ETF
Fidelity Blue Chip Value ETF
Fidelity Growth Opportunities ETF
Fidelity Magellan ETF
Fidelity New Millennium ETF
Fidelity Real Estate Investment ETF
Fidelity Small-Mid Cap Opportunities ETF
Fidelity Sustainable U.S. Equity ETF
Fidelity Women's Leadership ETF
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
Approval of Stub Period Continuation. At its May 2023 meeting, the Board of Trustees voted to continue each fund's management contract with FMR, and the sub-advisory agreements and sub-sub-advisory agreements, in each case, where applicable (together, the Advisory Contracts), without modification, for two months from June 1, 2023 through July 31, 2023. The Board considered that the approval of each fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of each fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under each fund's Advisory Contracts; or (iv) the day-to-day management of each fund or the persons primarily responsible for such management. The Board also considered that since its last approval of each fund's Advisory Contracts, FMR had provided additional information on each fund in support of the annual contract renewal process, including competitive analyses on total expenses and management fees and in-depth reviews of fund performance and fund profitability information. The Board concluded that each fund's Advisory Contracts are fair and reasonable, and that each fund's Advisory Contracts should be renewed, without modification, through July 31, 2023, with the understanding that the Board would consider the annual renewal for a full one year period in July 2023.
At its July 2023 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the funds' investment programs. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services provided by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering pricing and bookkeeping and securities lending services for each fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally State Street Bank and Trust Company, each fund's transfer agent and custodian; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard, the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group), if applicable. The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. The Board also considered information on each fund's bid-ask spread and premium/discount.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of each fund's management fee and total expense ratio, the Board considered each fund's all-inclusive fee rate and also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under each fund's all-inclusive arrangement. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of each fund relative to funds and classes in the mapped group that have a similar load structure to the fund (referred to as the "similar load structure group"); and (iv) total expense comparisons of each fund relative to funds and classes in the similar load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked equal to the competitive median of the mapped group for the 12-month period ended September 30, 2022 and equal to or below the competitive median of the asset size peer group for the 12-month period ended September 30, 2022.
The information provided to the Board indicated that the total expense ratio of each fund ranked equal to the competitive median of the similar load structure group for the 12-month period ended September 30, 2022. For each fund (except Fidelity Blue Chip Growth ETF and Fidelity Blue Chip Value ETF), the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022. For Fidelity Blue Chip Growth ETF and Fidelity Blue Chip Value ETF, the information provided to the Board indicated that the total expense ratio of the fund ranked above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2022. The Board also noted that if funds in a fund complex with a unique at-cost service model were excluded from the total expense asset size peer group for Fidelity Blue Chip Value ETF, the total expense ratio for the fund was below the total expense asset size peer group for 2022.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to each fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds, including any consideration of fund liquidations or mergers; (ii) the operation of performance fees and competitor use of performance fees; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) group fee breakpoints and related voluntary fee waivers; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through July 31, 2024.

1.9897894.103
GTF-ANN-0923

Item 2.

Code of Ethics

As of the end of the period, July 31, 2023, Fidelity Covington Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Growth Opportunities ETF, Fidelity Magellan ETF, Fidelity Real Estate Investment ETF, Fidelity Small-Mid Cap Opportunities ETF, Fidelity Stocks for Inflation ETF, Fidelity Sustainable U.S. Equity ETF, and Fidelity Women's Leadership ETF (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Opportunities ETF	$13,200	$-	$3,200	$300
Fidelity Magellan ETF	$13,200	$-	$3,200	$300
Fidelity Real Estate Investment ETF	$13,200	$-	$3,200	$300
Fidelity Small-Mid Cap Opportunities ETF	$13,200	$-	$3,200	$300
Fidelity Stocks for Inflation ETF	$14,000	$-	$3,800	$400
Fidelity Sustainable U.S. Equity ETF	$13,600	$-	$3,700	$300
Fidelity Women's Leadership ETF	$13,600	$-	$3,700	$300

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Opportunities ETF	$12,200	$-	$4,000	$300
Fidelity Magellan ETF	$12,200	$-	$4,000	$300
Fidelity Real Estate Investment ETF	$12,200	$-	$4,000	$300
Fidelity Small-Mid Cap Opportunities ETF	$12,200	$-	$4,000	$300
Fidelity Stocks for Inflation ETF	$12,900	$-	$4,600	$300
Fidelity Sustainable U.S. Equity ETF	$12,500	$-	$4,500	$400
Fidelity Women's Leadership ETF	$12,500	$-	$4,500	$400

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth ETF, Fidelity Blue Chip Value ETF, Fidelity Dividend ETF for Rising Rates, Fidelity High Dividend ETF, Fidelity Low Volatility Factor ETF, Fidelity Momentum Factor ETF, Fidelity New Millennium ETF, Fidelity Quality Factor ETF, Fidelity Small-Mid Multifactor ETF, Fidelity U.S. Multifactor ETF, and Fidelity Value Factor ETF (the “Funds”):

Services Billed by PwC

July 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth ETF	$14,900	$-	$4,600	$500
Fidelity Blue Chip Value ETF	$14,900	$-	$4,600	$500
Fidelity Dividend ETF for Rising Rates	$11,900	$-	$4,600	$400
Fidelity High Dividend ETF	$12,000	$-	$4,600	$400
Fidelity Low Volatility Factor ETF	$11,700	$-	$4,400	$400
Fidelity Momentum Factor ETF	$11,700	$-	$4,400	$400
Fidelity New Millennium ETF	$14,900	$-	$4,600	$500
Fidelity Quality Factor ETF	$11,700	$-	$4,400	$400
Fidelity Small-Mid Multifactor ETF	$14,500	$-	$4,900	$500
Fidelity U.S. Multifactor ETF	$14,900	$-	$4,600	$500
Fidelity Value Factor ETF	$11,700	$-	$4,400	$400

July 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth ETF	$14,400	$-	$4,600	$500
Fidelity Blue Chip Value ETF	$14,400	$-	$4,600	$500
Fidelity Dividend ETF for Rising Rates	$11,700	$-	$4,600	$400
Fidelity High Dividend ETF	$11,700	$-	$4,600	$400
Fidelity Low Volatility Factor ETF	$11,400	$-	$4,400	$400
Fidelity Momentum Factor ETF	$11,400	$-	$4,400	$400
Fidelity New Millennium ETF	$14,400	$-	$4,600	$500
Fidelity Quality Factor ETF	$11,400	$-	$4,400	$400
Fidelity Small-Mid Multifactor ETF	$14,200	$-	$4,900	$500
Fidelity U.S. Multifactor ETF	$14,400	$-	$4,600	$500
Fidelity Value Factor ETF	$11,400	$-	$4,400	$400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2023A	July 31, 2022A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2023A	July 31, 2022A
Audit-Related Fees	$8,284,200	$7,914,600
Tax Fees	$1,000	$353,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2023A	July 31, 2022A
Deloitte Entities	$268,800	$489,500
PwC	$13,642,800	$13,290,200

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

The Audit Committee is a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  As of July 31, 2023, the members of the Audit Committee were Donald Donahue, Thomas Bostick, Thomas Kennedy and Susan Tomasky.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Covington Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2023